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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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Telephone and Data Systems, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TELEPHONE AND DATA SYSTEMS, INC. 30 North LaSalle Street Suite 4000 Chicago, Illinois 60602 Phone: (312) 630-1900 Fax: (312) 630-1908
April 23, 2010

Dear Shareholders:

        You are cordially invited to attend our 2010 annual meeting of shareholders of Telephone and Data Systems, Inc. ("TDS") on Wednesday, May 26, 2010, at 10:00 a.m., Chicago time, at The Standard Club, 320 South Plymouth Court, Chicago, Illinois.

        The formal notice of the meeting and our board of directors' proxy statement and our 2009 annual report to shareholders are enclosed. Accompanying the proxy statement are the audited financial statements and certain other financial information for the year ended December 31, 2009, as required by the rules and regulations of the Securities and Exchange Commission ("SEC"). At our 2010 annual meeting, shareholders are being asked to take the following actions:

  1.
  elect members of the board of directors nominated by the TDS board of directors and named in the attached proxy statement; and

  2.
  ratify the selection of independent registered public accountants for the current fiscal year.

        The board of directors recommends a vote "FOR" its nominees for election as directors and "FOR" the proposal to ratify accountants.

        In addition, as required by the rules of the SEC, the proxy statement includes a proposal submitted by a shareholder of TDS relating to calling meetings by shareholders. The board of directors recommends that you vote "AGAINST" this proposal.

        We would like to have as many shareholders as possible represented at the meeting. Therefore, whether or not you plan to attend the meeting, please sign and return the enclosed proxy card(s), or vote on the Internet in accordance with the instructions set forth on the proxy card(s).

        We look forward to visiting with you at the annual meeting.

Very truly yours,

Walter C.D. Carlson Chairman of the Board	LeRoy T. Carlson, Jr. President and Chief Executive Officer

Please sign and return the applicable enclosed proxy card(s) promptly or vote on the Internet using the instructions on the proxy card(s)

 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT
AND
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 26, 2010

TO THE SHAREHOLDERS OF

TELEPHONE AND DATA SYSTEMS, INC.

        The 2010 annual meeting of shareholders of Telephone and Data Systems, Inc., a Delaware corporation, will be held at The Standard Club, 320 South Plymouth Court, Chicago, Illinois, on Wednesday, May 26, 2010, at 10:00 a.m., Chicago time, for the following purposes:

  1.
  To elect members of the board of directors nominated by the TDS board of directors and named in the attached proxy statement. Your board of directors recommends that you vote FOR the directors nominated by the TDS board of directors.

  2.
  To consider and ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accountants for the year ending December 31, 2010. Your board of directors recommends that you vote FOR this proposal.

  3.
  If properly presented at the Annual Meeting, to consider and vote upon a proposal submitted by a shareholder of TDS relating to calling of meetings by shareholders. Your board of directors recommends that you vote AGAINST this proposal.

  4.
  To transact such other business as may properly come before the meeting or any adjournments thereof.

        We are first mailing this notice of annual meeting and proxy statement to you on or about April 23, 2010.

        We have fixed the close of business on March 30, 2010, as the record date for the determination of shareholders entitled to notice of, and to vote at, the annual meeting or any adjournments thereof.

        The following additional information is being provided as required by SEC rules:

        The proxy statement and annual report to shareholders are available at www.teldta.com under Investor Relations—Proxy Vote, or at www.teldta.com/proxyvote.

        The following items have been posted to this Web site:

  1.
  Proxy Statement for the 2010 Annual Meeting

  2.
  Annual Report to Shareholders for 2009

  3.
  Forms of Proxy Cards

        Any control/identification numbers that you need to vote are set forth on your proxy card(s) if you are a record holder, or on your voting instruction card if you hold shares through a broker, dealer or bank.

        The location where the annual meeting will be held is the Standard Club in Chicago, Illinois. This is located in the Chicago loop area between Jackson Boulevard and Van Buren Street at 320 South Plymouth Court, which is between State Street and Dearborn Street.

 SUMMARY

        The following is a summary of the actions being taken at the 2010 annual meeting and does not include all of the information that may be important to you. You should carefully read this entire proxy statement and not rely solely on the following summary.

Proposal 1—Election of Directors

        Under TDS' Restated Certificate of Incorporation, as amended, the terms of all incumbent directors will expire at the 2010 annual meeting.

        Holders of Series A Common Shares and Preferred Shares, voting as a group, will be entitled to elect eight directors. Your board of directors has nominated the following incumbent directors for election by the holders of Series A Common Shares and Preferred Shares : LeRoy T. Carlson, Jr., Letitia G. Carlson, M.D., Prudence E. Carlson, Walter C.D. Carlson, Kenneth R. Meyers, Donald C. Nebergall, George W. Off and Mitchell H. Saranow.

        Holders of Common Shares and Special Common Shares, voting as a group, will be entitled to elect four directors. Your board of directors has nominated the following incumbent directors for election by the holders of Common Shares and Special Common Shares: Clarence A. Davis, Christopher D. O'Leary, Gary L. Sugarman and Herbert S. Wander. Clarence A. Davis and Gary L. Sugarman were nominated pursuant to the terms of a Settlement Agreement between TDS and GAMCO Asset Management, Inc., as discussed below under "Settlement Agreement."

        Your board of directors recommends that you vote "FOR" its nominees for election as directors.

Proposal 2—Ratification of Independent Registered Public Accounting Firm for 2010

        As in prior years, shareholders are being asked to ratify PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2010.

        Your board of directors recommends that you vote "FOR" this proposal.

Proposal 3—Proposal Submitted by a Shareholder

        As required by the rules of the SEC, the proxy statement includes a proposal submitted by a shareholder of TDS relating to calling meetings by shareholders.

        Your board of directors recommends that you vote "AGAINST" this proposal.

VOTING INFORMATION

What is the record date for the meeting?

        The close of business on March 30, 2010 is the record date for the determination of shareholders entitled to notice of, and to vote at, the annual meeting or any adjournments thereof.

        A complete list of shareholders entitled to vote at the annual meeting, arranged in alphabetical order and by voting group, showing the address of and number of shares held by each shareholder, will be made available at the offices of TDS, 30 North LaSalle Street, 40th Floor, Chicago, Illinois 60602, for examination by any shareholder during normal business hours, for a period of at least ten days prior to the annual meeting.

What shares of stock entitle holders to vote at the meeting?

        We have the following classes of stock outstanding, each of which entitles holders to vote at the meeting:

  •
  Common Shares;

  •
  Special Common Shares;

  •
  Series A Common Shares; and

  •
  Preferred Shares.

        The Common Shares are listed on the New York Stock Exchange ("NYSE") under the symbol "TDS." The Special Common Shares are listed on the NYSE under the symbol "TDS.S."

        No public market exists for the Series A Common Shares, but the Series A Common Shares are convertible on a share-for-share basis into Common Shares or Special Common Shares.

        No public market exists for the Preferred Shares. The Preferred Shares are divided into series, none of which is currently convertible into any class of common stock. All holders of outstanding Preferred Shares vote together with the holders of Common Shares and Series A Common Shares, except in the election of directors. In the election of directors, all holders of outstanding Preferred Shares vote together with the holders of Series A Common Shares.

What is the voting power of the outstanding shares in the election of directors?

        The following shows certain information relating to the outstanding shares and voting power of such shares in the election of directors as of the record date:

Class of Stock	Outstanding Shares	Votes per Share	Voting Power	Total Number of Directors Elected by Voting Group and Standing for Election
Series A Common Shares	6,491,223	10	64,912,230
Preferred Shares	8,306	1	8,306

Subtotal			64,920,536	8

Common Shares	49,806,388	1	49,806,388
Special Common Shares	49,267,058	1	49,267,058

Subtotal			99,073,446	4

Total Directors				12

What is the voting power of the outstanding shares in matters other than the election of directors?

        The following shows certain information relating to the outstanding shares and voting power of such shares in matters other than the election of directors as of the record date:

Class of Stock	Outstanding Shares	Votes per Share	Total Voting Power	Percent
Series A Common Shares	6,491,223	10	64,912,230	56.6%
Common Shares	49,806,388	1	49,806,388	43.4%
Preferred Shares	8,306	1	8,306	*

			114,726,924	100.0%

*
Less than .1%

        Other than as required by law or regulation, holders of Special Common Shares do not have any right to vote on any matters except in the election of certain directors, as described above. Accordingly, actions submitted to a vote of shareholders other than the election of directors will be voted on only by holders of Common Shares, Series A Common Shares and Preferred Shares.

How may shareholders vote with respect to the election of directors in Proposal 1?

        Shareholders may, with respect to directors to be elected by such shareholders:

  •
  vote FOR the election of such director nominees, or

  •
  WITHHOLD authority to vote for such director nominees.

        Your board of directors recommends a vote FOR its nominees for election as directors.

How may shareholders vote with respect to the ratification of our independent registered public accounting firm for 2010 in Proposal 2?

        Shareholders may, with respect to the proposal to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2010:

  •
  vote FOR,

  •
  vote AGAINST, or

  •
  ABSTAIN from voting on this proposal.

        Your board of directors recommends a vote FOR this proposal.

How may shareholders vote with respect to the shareholder proposal in Proposal 3?

        Shareholders may, with respect to the shareholder proposal:

  •
  vote FOR,

  •
  vote AGAINST, or

  •
  ABSTAIN from voting on this proposal.

Your board of directors recommends a vote AGAINST this proposal.

How does the TDS Voting Trust intend to vote?

        The Voting Trust under Agreement dated June 30, 1989, as amended (the "TDS Voting Trust"), holds 6,135,552 Series A Common Shares on the record date, representing approximately 94.5% of the Series A Common Shares. By reason of such holding, the TDS Voting Trust has the voting power to elect all of the directors to be elected by the holders of Series A Common Shares and Preferred Shares and has approximately 53.5% of the voting power with respect to matters other than the election of directors. The TDS Voting Trust holds 6,077,152 Special Common Shares on the record date, representing approximately 12.3% of the Special Common Shares. By reason of such holding, the TDS Voting Trust has approximately 6.1% of the voting power with respect to the election of directors elected by the holders of Common Shares and Special Common Shares. The TDS Voting Trust does not currently own Common Shares.

        The TDS Voting Trust has advised us that it intends to vote:

  •
  FOR the board of directors' nominees for election by the holders of Series A Common Shares and Preferred Shares,

  •
  FOR the board of directors' nominees for election by the holders of Common Shares and Special Common Shares,

  •
  FOR the proposal to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2010, and

  •
  AGAINST the shareholder proposal.

How do I vote?

        Proxies are being requested from the holders of Common Shares in connection with the election of four directors in Proposal 1 and in connection with Proposal 2 and Proposal 3.

        Proxies are being requested from the holders of Special Common Shares only in connection with the election of four directors in Proposal 1.

        Proxies are being requested from the holders of Series A Common Shares and Preferred Shares in connection with the election of eight directors in Proposal 1 and in connection with Proposal 2 and Proposal 3.

        Whether or not you intend to be present at the 2010 annual meeting, please sign and mail your proxy card(s) in the enclosed self-addressed envelope to Computershare Investor Services LLC, P.O. Box 43126, Providence, Rhode Island 02940-5138, or vote on the Internet using the control/identification number on your proxy card(s) and in accordance with the instructions set forth on the proxy card(s). If you hold more than one class of our shares, you will find enclosed a separate proxy card for each holding. To assure that all your shares are represented, please vote on the Internet or return the enclosed proxy card(s) by mail as follows:

  •
  a proxy card for Common Shares, including Common Shares owned through the TDS dividend reinvestment plan and through the TDS tax-deferred savings plan;

  •
  a proxy card for Special Common Shares, including Special Common Shares owned through the TDS dividend reinvestment plan and through the TDS tax-deferred savings plan;

  •
  a proxy card for Series A Common Shares, including Series A Common Shares owned through the TDS dividend reinvestment plan; and

  •
  a proxy card for Preferred Shares.

How will proxies be voted?

        All properly executed and unrevoked proxies received in the enclosed form in time for our 2010 annual meeting of shareholders will be voted in the manner directed on the proxies.

        If no direction is made on the applicable proxy card(s), a proxy by any shareholder will be voted FOR the election of the board of directors' nominees to serve as directors in Proposal 1 and FOR Proposal 2 and AGAINST Proposal 3.

        Proxies given pursuant to this solicitation may be revoked at any time prior to the voting of the shares at the annual meeting by written notice to the Secretary of TDS, by submitting a later dated proxy or by attendance and voting in person at the annual meeting.

        Because the board of directors has no knowledge of any other proposals to be presented at the 2010 annual meeting and because no other proposals were received by TDS by the date specified by the advance notice provision in TDS' Bylaws, the proxy solicited by the board of directors for the 2010 annual meeting confers discretionary authority to the proxies named therein to vote on any matter that may properly come before such meeting or any adjournment, postponement, continuation or rescheduling thereof, other than the foregoing proposals.

How will my shares be voted if I own shares through a broker?

        If you are the beneficial owner of shares held in "street name" by a broker, bank, or other nominee ("broker"), such broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give specific instructions to the broker or have standing instructions on file with the broker, under Rule 452 of the NYSE as amended in 2009, depending on the timing of certain actions, the nominee may be entitled to vote the shares with respect to "discretionary" items but will not be permitted to vote the shares with respect to "non-discretionary" items (in which case such shares will be treated as "broker non-votes"). In addition, whether the broker can or will vote your shares with respect to discretionary items if you have not given instructions to the broker and how such shares may be voted by the broker (i.e., proportionately with voting instructions received by the broker from other shareholders or pursuant to the recommendation of management, etc.) depend on the particular broker's policies. As a result, we cannot advise you whether your broker will or will not vote your shares or how it may vote the shares if it does not receive or have voting instructions from you and, accordingly, recommend that you contact your broker. In general, the ratification of auditors is a discretionary item. On the other hand, matters such as the election of directors (whether contested or not), the approval of an equity compensation plan and shareholder proposals are non-discretionary items. In such cases, if your broker does not have specific or standing instructions, your shares may be treated as "broker non-votes" and may not be voted on such matters. Accordingly, we urge you to provide instructions to your broker so that your votes may be counted on all matters. If your shares are held in street name, your broker will include a voting instruction card with this proxy statement. We strongly encourage you to vote your shares by following the instructions provided on the voting instruction card. Please return your voting instruction card to your broker and/or contact your broker to ensure that a proxy card is voted on your behalf.

What constitutes a quorum for the meeting?

        A majority of the voting power of shares of capital stock in matters other than the election of directors and entitled to vote, represented in person or by proxy, will constitute a quorum to permit the annual meeting to proceed. For such purposes, withheld votes and abstentions of shares entitled to vote and broker "non-votes" will be treated as present in person or represented by proxy for purposes of establishing a quorum for the meeting. If such a quorum is present or represented by proxy, the meeting can proceed. If the shares beneficially owned by the TDS Voting Trust are present in person or represented by proxy at the annual meeting, such shares will constitute a quorum at the annual meeting to permit the meeting to proceed. In addition, where a separate vote by a class or group is required with respect to a proposal, a quorum is also required with respect to such proposal for the vote to proceed with respect to such proposal.

        In the election of directors, the holders of a majority of the votes of the stock of such class or group issued and outstanding and entitled to vote with respect to such director, present in person or represented by proxy, will constitute a quorum with respect to such election. Withheld votes by shares entitled to vote with respect to a director and broker "non-votes" with respect to such director will be treated as present in person or represented by proxy for purposes of establishing a quorum for the election of such director. If Series A Common Shares beneficially owned by the TDS Voting Trust are present in person or represented by proxy at the annual meeting, such shares will constitute a quorum at the annual meeting in connection with the election of directors by the holders of Series A Common Shares and Preferred Shares. If a quorum of the holders of Common Shares and Special Common Shares is not present at the time the Annual Meeting is convened, the chairman of the meeting or holders of a majority of the voting power in matters other than the election of directors represented in person or by proxy may adjourn or postpone the Annual Meeting. If there is a proposal to adjourn or postpone the Annual Meeting by a vote of the stockholders, the persons named in the enclosed proxy will have discretionary voting authority to vote with respect to such adjournment or postponement. However, the TDS Voting Trust has the voting power to approve an adjournment or postponement.

        With respect to the proposal to ratify accountants and the shareholder proposal, the holders of a majority of the votes of the stock issued and outstanding and entitled to vote with respect to such proposals, present in person or represented by proxy, will constitute a quorum at the annual meeting in connection with such proposals. Abstentions from voting on such proposals by shares entitled to vote on such proposals and broker "non-votes" with respect to such proposals will be treated as present in person or represented by proxy for purposes of establishing a quorum for such proposals. If TDS shares beneficially owned by the TDS Voting Trust are present in person or represented by proxy at the annual meeting, such shares will constitute a quorum at the annual meeting in connection with such proposals.

        Even if a quorum is present, holders of a majority of the voting stock represented in person or by proxy may adjourn or postpone the Annual Meeting. Because it holds a majority of the voting power of all classes of stock, the TDS Voting Trust has the voting power to approve an adjournment or postponement. TDS does not currently have any expectation that the Annual Meeting would be adjourned or postponed for any reason. However, if there is a proposal to adjourn or postpone the Annual Meeting by a vote of the stockholders, the persons named in the enclosed proxy will have discretionary authority to vote with respect to such adjournment or postponement.

What vote is required to elect directors in Proposal 1?

        Directors will be elected by a plurality of the votes cast in the election of directors by the class or group of stockholders entitled to vote in the election of such directors which are present in person or represented by proxy at the meeting.

        Accordingly, if a quorum exists, the persons receiving a plurality of the votes cast by shareholders entitled to vote with respect to the election of such directors will be elected to serve as a director. Withheld votes and broker non-votes with respect to the election of such directors will not be counted as votes cast for purposes of determining if a director has received a plurality of the votes.

What vote is required with respect to Proposal 2?

        The holders of Common Shares, Preferred Shares and Series A Common Shares will vote together as a single group with respect to Proposal 2. Each holder of outstanding Common Shares or Preferred Shares is entitled to one vote for each Common Share or Preferred Share held in such holder's name. Each holder of Series A Common Shares is entitled to ten votes for each Series A Common Share held in such holder's name.

        If a quorum is present at the annual meeting, the approval of Proposal 2 will require the affirmative vote of the holders of stock having a majority of the votes which could be cast by the holders of all stock entitled to vote on such question which are present in person or by proxy at the meeting. Abstentions by shares entitled to vote on such proposal will be treated as votes which could be cast that are present for such purposes and, accordingly, will effectively count as a vote cast against such proposal. Broker non-votes with respect to such proposal will not be included in the total of votes which could be cast which are present for purposes of determining whether such proposal is approved, even though they may be included for purposes of determining a quorum.

What vote is required with respect to Proposal 3?

        The holders of Common Shares, Preferred Shares and Series A Common Shares will vote together as a single group with respect to Proposal 3. Each holder of outstanding Common Shares or Preferred Shares is entitled to one vote for each Common Share or Preferred Share held in such holder's name. Each holder of Series A Common Shares is entitled to ten votes for each Series A Common Share held in such holder's name.

        If a quorum is present at the annual meeting, the approval of Proposal 3 will require the affirmative vote of the holders of stock having a majority of the votes which could be cast by the holders of all stock entitled to vote on such question which are present in person or by proxy at the meeting. Abstentions by shares entitled to vote on such proposal will be treated as votes which could be cast that are present for such purposes and, accordingly, will effectively count as a vote cast against such proposal. Broker non-votes with respect to such proposal will not be included in the total of votes which could be cast which are present for purposes of determining whether such proposal is approved, even though they may be included for purposes of determining a quorum.

 PROPOSAL 1
ELECTION OF DIRECTORS

        The terms of all incumbent directors will expire at the 2010 annual meeting. The board of directors' nominees for election of directors are identified in the tables below. Each of the nominees has consented to be named in the proxy statement and consented to serve if elected. In the event any such nominee fails to stand for election, the persons named in the proxy presently intend to vote for a substitute nominee if one is designated by the board of directors.

To be Elected by Holders of Common Shares and Special Common Shares

Name	Age	Position with TDS and Principal Occupation	Served as Director since
Clarence A. Davis	68	Director of TDS and Business Consultant	May 2009
Christopher D. O'Leary	50	Director of TDS and Executive Vice President, Chief Operating Officer—International of General Mills, Inc.	2006
Gary L. Sugarman	57	Director of TDS, Executive Chairman of Veroxity Technology Partners and Principal of Richfield Associates, Inc.	May 2009
Herbert S. Wander	75	Director of TDS and Partner, Katten Muchin Rosenman LLP, Chicago, Illinois	1968

To be Elected by Holders of Series A Common Shares and Preferred Shares

Name	Age	Position with TDS and Principal Occupation	Served as Director since
LeRoy T. Carlson, Jr.	63	Director and President and Chief Executive Officer of TDS	1968
Letitia G. Carlson, M.D.	49	Director of TDS and Physician and Associate Clinical Professor at George Washington University Medical Center	1996
Prudence E. Carlson	58	Director of TDS and Private Investor	2008
Walter C.D. Carlson	56	Director and non-executive Chairman of the Board of TDS and Partner, Sidley Austin LLP, Chicago, Illinois	1981
Kenneth R. Meyers	56	Director and Executive Vice President and Chief Financial Officer of TDS	2007
Donald C. Nebergall	81	Director of TDS and Consultant	1977
George W. Off	63	Director of TDS, Private Investor and retired Director and Chairman of Checkpoint Systems, Inc.	1997
Mitchell H. Saranow	64	Director of TDS and Chairman of The Saranow Group, L.L.C.	2004

Background of Board of Directors' Nominees

        The following briefly describes the business experience during at least the past five years of each of the nominees, including each person's principal occupation(s) and employment during at least the past five years; the name and principal business of any corporation or other organization in which such occupation(s) and employment were carried on; and whether such corporation or organization is a parent, subsidiary or other affiliate of TDS. The following also indicates any other directorships held, including any other directorships held during at least the past five years, by each nominee in any SEC registered company or any investment company, and the identity of such company.

        In addition, the following also briefly discusses the specific experience, qualifications, attributes or skills that led to the conclusion that each such person should serve as a director for TDS, in light of TDS' business and structure, including information about the person's particular areas of expertise or other relevant qualifications. As discussed below under "Director Nomination Process", TDS does not have any specific, minimum qualifications that the board believes must be met by a nominee for a position on the TDS board of directors, or any specific qualities or skills that the board believes are necessary for one or more of the TDS directors to possess. The TDS board believes that substantial judgment, diligence and care are required to identify and select qualified persons as directors. The TDS board has consistently sought to nominate to the board of directors eminently qualified individuals whom the board believes would provide substantial benefit and guidance to TDS. Also as discussed below, TDS believes that it is desirable for directors to have diverse backgrounds, experience, skills and other characteristics. In addition, the conclusion of which persons should serve as directors of TDS is based in part on the fact that TDS is a controlled company with a capital structure in which different classes of stock vote for different directorships. In particular, as discussed under "Director Nomination Process", because the TDS Voting Trust has over 90% of the voting power in the election of directors elected by holders of Series A Common Shares and Preferred Shares, nominations of directors for election by the holders of Series A Common Shares and Preferred Shares are based on the recommendation of the trustees of the TDS Voting Trust.

Nominees for Election by Holders of Common Shares and Special Common Shares

        Clarence A. Davis.    Clarence A. Davis initially was nominated to the TDS board of directors pursuant to the Settlement Agreement between GAMCO Asset Management, Inc. and TDS described below. Although TDS initially nominated Mr. Davis to the TDS board of directors in 2009 as part of such settlement, after observing the performance and contributions of Mr. Davis on the TDS board of directors since that time, the TDS board of directors determined to re-nominate Mr. Davis to the TDS board of directors in 2010. The following provides information on the background of Mr. Davis, including the specific factors that led to the conclusion that he should serve as a director of TDS.

        Mr. Davis is currently a business consultant.

        Mr. Davis was previously a director of Nestor, Inc., a software solutions company (formerly NASDAQ: NEST), and was a member and the chairman of Nestor's audit committee. He was the chief executive officer of Nestor from August 2007 until January 2009. Within the last ten years, Nestor successfully petitioned the Rhode Island Superior Court for a court-appointed receiver who assumed all aspects of the company's operations in June 2009. The receiver sold the assets of Nestor to American Traffic Solutions in September 2009. Mr. Davis ceased to be a director of Nestor at that time.

        From May 2006 to August 2007, Mr. Davis was an independent consultant, and from September 2005 through May 2006, he served as consultant to the National Headquarters, American Red Cross.

        Prior thereto, Mr. Davis was employed by the American Institute of Certified Public Accountants ("AICPA"), serving as chief financial officer from 1998 through 2000 and chief operating officer from 2000 through 2005. Mr. Davis was an accountant at the public accounting firm of Spicer & Oppenheim and a predecessor public accounting firm between 1967 and 1990, and was a partner at such firm between 1979 and 1990. Mr. Davis is a Certified Public Accountant (inactive). Mr. Davis has a Bachelor of Science degree in Accounting from Long Island University.

        Mr. Davis is, and has been since 2007, a member of the board of directors and board of trustees of The Gabelli SRI Fund and The Gabelli Global Deal Fund, respectively, which are registered investment companies that are managed by an affiliate of GAMCO Asset Management, Inc. Mr. Davis is a member of the audit committee of each of such funds.

        In addition, since 2009, Mr. Davis has been a director of Pennichuck Corp. (Nasdaq: PNNW), a water utility company in New Hampshire, and Sonesta International Hotels (Nasdaq: SNSTA), a company that operates hotels. Mr. Davis is a member of the audit committee of each of such companies.

        Between 2005 and 2006, Mr. Davis was a director of Oneida Ltd., a privately-held company which designs and distributes stainless steel and silverplated flatware.

        Mr. Davis brings to the TDS board of directors substantial experience, expertise and qualifications as a director and former chief executive officer of a public technology company, as a chief financial officer and chief operating officer of the AICPA and as a director or trustee of investment funds. In addition, he has substantial experience, expertise and qualifications in accounting as a result of having been a chief financial officer of the AICPA and a Certified Public Accountant in a public accounting firm for many years, and as a result of being or having been a member of five audit committees. Further, his background and attributes bring diversity to the board.

        Christopher D. O'Leary.    Christopher D. O'Leary has been a director of TDS since 2006 and was initially nominated as a director based on a search conducted by TDS' executive search firm. He is also a member of the TDS Compensation Committee. The following provides information on the background of Mr. O'Leary, including the specific factors that led to the conclusion that he should serve as a director of TDS.

        In June 2006, Christopher D. O'Leary was appointed executive vice president, chief operating officer—international of General Mills, Inc. (NYSE: GIS), which manufactures and markets branded consumer foods on a worldwide basis. In this capacity, he oversees over 14,000 employees in over 100 countries. Before that, he was a senior vice president of General Mills since 1999. In addition, he was the president of the General Mills Meals division between 2001 and 2006 and was president of the Betty Crocker division between 1999 and 2001. Mr. O'Leary joined General Mills in 1997.

        Prior to his employment with General Mills, Mr. O'Leary was employed for 17 years with PepsiCo (NYSE: PEP), which manufactures, markets, and sells various snacks, beverages and foods on a worldwide basis. His assignments included leadership roles for the Walkers-Smiths business in the United Kingdom and the Hostess Frito-Lay business in Canada.

        Mr. O'Leary has an MBA from New York University.

        Mr. O'Leary brings to the TDS board of directors substantial experience, expertise and qualifications in retail and marketing as a result of over 30 years experience in retail and marketing. In addition, Mr. O'Leary has over 15 years of significant and high-level experience in management of large retail businesses with a large number of employees, including businesses outside the U.S. Because of the retail nature of the TDS businesses, the TDS board of directors believes that it is highly desirable to have a director with significant knowledge and experience in retail and marketing, as well as significant, high-level experience in managing retail businesses.

        Gary L. Sugarman.    Gary L. Sugarman initially was nominated to the TDS board of directors pursuant to the Settlement Agreement between GAMCO Asset Management, Inc. and TDS described below. Although TDS initially nominated Mr. Sugarman to the TDS board of directors in 2009 as part of such settlement, after observing the performance and contributions of Mr. Sugarman on the TDS board of directors since that time, the TDS board of directors determined to re-nominate Mr. Sugarman to the TDS board of directors in 2010. The following provides information on the background of Mr. Sugarman, including the specific factors that led to the conclusion that he should serve as a director of TDS.

        Mr. Sugarman has been executive chairman of Veroxity Technology Partners, a privately held facilities-based fiber network provider, since December 2007.

        Mr. Sugarman is also principal of Richfield Associates, Inc., a privately-held telecom investment/merchant banking firm he founded in 1994.

        Mr. Sugarman was on the board of directors of PrairieWave Communications, Inc., a privately-held over-builder providing telecommunications and cable television service in South Dakota, Iowa and Minnesota, from 2003 until it was sold in 2007.

        Prior to that, he served as chairman and chief executive officer of Mid-Maine Communications, a privately-held facilities-based telecom company, from the time he co-founded the company in 1994 until it was sold in 2006.

        Prior thereto, Mr. Sugarman held various operating positions at Rochester Telephone Company (now known as Frontier Corporation (NYSE: FTR)), a public telecommunications company, from 1984 to 1991, including as Director of Business Development, in which capacity he was involved in many acquisitions and other development activities in the telecommunications industry.

        Mr. Sugarman is currently a director of LICT Corporation, a telecommunications company that is quoted on the Pink Sheets. (Mario J. Gabelli, who is the chairman of and may be deemed to control LICT Corporation, controls GAMCO Asset Management, Inc. See "Settlement Agreement" below.)

        Mr. Sugarman has an MBA from the University at Buffalo—State University of New York.

        Mr. Sugarman brings to the TDS board of directors substantial experience, expertise and qualifications in the telecommunications industry as a result of his current positions at Veroxity and LICT and his many years of prior experience with other companies in the telecommunications industry. Mr. Sugarman also has management experience as executive chairman of Veroxity and as chairman and chief executive officer of Mid-Maine Communications, a company that he co-founded, has been a director of business development of a public telecommunications company and has substantial experience in acquisitions and development activities in the telecommunications industry.

        Herbert S. Wander.    Herbert S. Wander has been on the TDS board of directors since the time that TDS was founded in 1968. He is also a member of the TDS Audit Committee and a member and chairperson of the TDS Compensation Committee. The following provides information on the background of Mr. Wander, including the specific factors that led to the conclusion that he should serve as a director of TDS.

        Herbert S. Wander has been a partner of the law firm of Katten Muchin Rosenman LLP for more than 30 years. He has been a lawyer for over 40 years, concentrating on all aspects of business law, including corporate governance. Katten Muchin Rosenman LLP does not provide legal services to TDS or its subsidiaries.

        In 2004, Mr. Wander was appointed by the Chairman of the Securities and Exchange Commission ("SEC") to Chair the SEC Advisory Committee on smaller public companies, which committee delivered its final report to the SEC in 2006.

        Mr. Wander is Chair of the Corporate Laws Committee of the American Bar Association's Business Law Section and former Chair of the Business Law Section. Mr. Wander is a frequent lecturer on topics of corporate governance.

        He served two terms as a member of the Legal Advisory Committee to the NYSE Board of Governors and is a member of the Legal Advisory Committee to the National Association of Securities Dealers, Inc.

        In addition, Mr. Wander has significant experience with the telecommunications industry and TDS as a director of TDS for over 40 years, as a member of the TDS Audit Committee for over 15 years and as a member of the TDS Compensation Committee for over 5 years.

        Mr. Wander has also previously served as a director of Advance Ross Corporation (formerly Nasdaq: AROS), the primary business of which was operating a value-added tax (VAT) refund service in Europe.

        Mr. Wander has a law degree from Yale Law School.

        Mr. Wander brings to the TDS board of directors substantial experience, expertise and qualifications, with a national reputation as a corporate lawyer and as a corporate governance expert. He also brings to the board substantial experience, expertise and qualifications with TDS and the telecommunications industry as a result of his many years as a director of TDS and as a member of the TDS Audit Committee and the TDS Compensation Committee.

        The board of directors recommends a vote "FOR" each of the above nominees for election by the holders of Common Shares and Special Common Shares.

Nominees for Election by Holders of Series A Common Shares and Preferred Shares

        LeRoy T. Carlson, Jr.    LeRoy T. Carlson, Jr. has been a director of TDS since the time that TDS was founded. He is also a member of the TDS Corporate Governance and Nominating Committee. The

following provides information on the background of Mr. Carlson, including the specific factors that led to the conclusion that he should serve as a director of TDS.

        LeRoy T. Carlson, Jr. is TDS' President and Chief Executive Officer (an executive officer of TDS). He has been TDS' President since 1981 and its Chief Executive Officer since 1986.

        LeRoy T. Carlson, Jr. has been a director of United States Cellular Corporation (NYSE: USM), a subsidiary of TDS which operates and invests in wireless telephone companies and properties ("U.S. Cellular"), since 1984, and has been its Chairman (an executive officer) since 1989. He has also been a director of TDS Telecommunications Corporation, a wholly owned subsidiary of TDS which operates local telephone companies ("TDS Telecom"), and its Chairman (an executive officer) for over 20 years.

        Mr. Carlson was previously a director of former TDS subsidiaries Aerial Communications, Inc. (formerly Nasdaq: AERL), which developed and operated wireless personal communications services, and American Paging, Inc. (formerly AMEX: APP), which operated wireless paging services.

        Mr. Carlson has an MBA from Harvard University.

        Mr. Carlson is one of the four largest beneficial owners of TDS Series A Common Shares and also beneficially owns a significant number of TDS Special Common Shares.

        Mr. Carlson brings to the TDS board of directors substantial experience, expertise and qualifications with respect to TDS and the telecommunications industry as a result of his many years as a director and President and Chief Executive Officer of TDS, and as a director and Chairman of its two principal business units. As the senior executive officer of TDS and each of its business units, the board of directors considers it essential that Mr. Carlson serve on the TDS board to provide the board with his views on strategy and operations of TDS and its business units. In addition, as a shareholder with a significant economic stake in TDS, Mr. Carlson provides to the TDS board of directors the perspective of shareholders in managing and operating TDS in the best long-term interests of shareholders.

        LeRoy T. Carlson, Jr. is the son of LeRoy T. Carlson and the brother of Walter C.D. Carlson, Letitia G. Carlson, M.D. and Prudence E. Carlson.

        Letitia G. Carlson, M.D.    Letitia G. Carlson, M.D. has been a director of TDS for 13 years. The following provides information on the background of Dr. Carlson, including the specific factors that led to the conclusion that she should serve as a director of TDS.

        Dr. Carlson has been a physician at George Washington University Medical Center for twenty years.

        At such medical center, she was a primary care fellow between 1990 and 1992, an assistant professor between 1992 and 2001 and an assistant clinical professor between 2001 and 2003, and has been an associate clinical professor since 2003.

        Dr. Carlson has an M.D. from Harvard Medical School.

        Dr. Carlson is one of the four largest beneficial owners of TDS Series A Common Shares and also beneficially owns a significant number of TDS Special Common Shares.

        Dr. Carlson brings to the TDS board of directors substantial experience, expertise and qualifications with respect to TDS and the telecommunications industry as a result of her 13 years as a director of TDS. Further, her background and attributes bring diversity to the board. In addition, as a shareholder with a significant economic stake in TDS, Dr. Carlson provides to the TDS board of directors the perspective of shareholders in managing and operating TDS in the best long-term interests of shareholders.

        Dr. Carlson is the daughter of LeRoy T. Carlson and the sister of LeRoy T. Carlson, Jr., Walter C.D. Carlson and Prudence E. Carlson.

        Prudence E. Carlson.    Prudence E. Carlson has been a director of TDS since 2008 and was initially elected as a director based on the recommendation of the trustees of the TDS Voting Trust, which holds over 90% of the Series A Common Shares. The following provides information on the background of Ms. Carlson, including the specific factors that led to the conclusion that she should serve as a director of TDS.

        Ms. Carlson has a Bachelor of Arts degree from Harvard University.

        Ms. Carlson has been a private investor for more than five years. Ms. Carlson is one of the four largest beneficial owners of TDS Series A Common Shares and also beneficially owns a significant number of TDS Special Common Shares.

        Ms. Carlson is the daughter of LeRoy T. Carlson and the sister of LeRoy T. Carlson, Jr., Walter C.D. Carlson and Letitia G. Carlson, M.D. and is a trustee of the TDS Voting Trust. Ms. Carlson was elected to the TDS board of directors in 2008 to fill the vacancy created on the board of directors by the decision of LeRoy T. Carlson not to stand for election in 2008. As a director elected by the holders of Series A Common Shares and Preferred Shares, the decision to nominate Ms. Carlson was based primarily on the recommendation of the trustees of the TDS Voting Trust.

        Ms. Carlson brings to the TDS board of directors experience with respect to TDS and the telecommunications industry as a result of her background as an investor in TDS for many years, as a trustee of the TDS Voting Trust, and as a director of TDS, and brings diversity of background and attributes to the board. In addition, as a shareholder with a significant economic stake in TDS, Ms. Carlson provides to the TDS board of directors the perspective of shareholders in managing and operating TDS in the best long-term interests of shareholders.

        Walter C.D. Carlson.    Walter C.D. Carlson has been a director of TDS for almost 30 years. He is also a member and chairperson of the TDS Corporate Governance and Nominating Committee. The following provides information on the background of Mr. Carlson, including the specific factors that led to the conclusion that he should serve as a director of TDS.

        Mr. Carlson was elected non-executive Chairman of the Board of TDS in 2002.

        Mr. Carlson has been a partner of the law firm of Sidley Austin LLP for more than 20 years and is a member of its executive committee. Mr. Carlson is an experienced litigator, and has represented various clients in a variety of types of specialized and general commercial litigation. Mr. Carlson is the head of the Financial and Securities Litigation group in the Chicago office of Sidley Austin LLP. The law firm of Sidley Austin LLP provides legal services to TDS and its subsidiaries on a regular basis. See "Certain Relationships and Related Transactions" below. Walter C.D. Carlson does not provide legal services to TDS, U.S. Cellular or their subsidiaries.

        Mr. Carlson has been a director of U.S. Cellular (NYSE: USM) since 1989.

        Mr. Carlson was previously a director of former TDS subsidiary Aerial Communications, Inc. (formerly Nasdaq: AERL).

        Mr. Carlson has a J.D. from Harvard University.

        Mr. Carlson is one of the four largest beneficial owners of TDS Series A Common Shares and also beneficially owns a significant number of TDS Special Common Shares.

        Mr. Carlson brings to the TDS board of directors substantial experience, expertise and qualifications with respect to TDS and the telecommunications industry as a result of his many years as a director of TDS and U.S. Cellular and as Chairman of the Board of TDS, and as a result of having represented many corporate clients. In addition, as a shareholder with a significant economic stake in TDS, Mr. Carlson provides to the TDS board of directors the perspective of shareholders in managing and operating TDS in the best long-term interests of shareholders.

        Walter C.D. Carlson is the son of LeRoy T. Carlson and the brother of LeRoy T. Carlson, Jr., Letitia G. Carlson, M.D. and Prudence E. Carlson.

        Kenneth R. Meyers.    Kenneth R. Meyers was appointed a director of TDS on January 1, 2007. The following provides information on the background of Mr. Meyers, including the specific factors that led to the conclusion that he should serve as a director of TDS.

        Mr. Meyers was appointed as a director of TDS in connection with his appointment as Executive Vice President and Chief Financial Officer of TDS (an executive officer of TDS), and Chief Accounting Officer (an executive officer) of U.S. Cellular and of TDS Telecom, on January 1, 2007.

        Prior to that time, he was the Executive Vice President—Finance, Chief Financial Officer and Treasurer of U.S. Cellular since 1999. Prior to that, Mr. Meyers was Senior Vice President-Finance (Chief Financial Officer) and Treasurer of U.S. Cellular from 1997 to 1999 and was the Vice President-Finance (Chief Financial Officer) and Treasurer of U.S. Cellular for more than five years prior to 1997. Mr. Meyers had been employed by U.S. Cellular in accounting and financial capacities since 1987.

        Mr. Meyers has also been a director of U.S. Cellular since 1999 and a director of TDS Telecom since 2007.

        Mr. Meyers is a Certified Public Accountant (inactive) and has an MBA from Northwestern University's J. L. Kellogg Graduate School of Management.

        Mr. Meyers brings to the TDS board of directors substantial experience, expertise and qualifications with respect to TDS and the telecommunications industry as a result of his background as a director and Executive Vice President and Chief Financial Officer of TDS since 2007, and his many years as a director and Executive Vice President—Finance, Treasurer and Chief Financial Officer and in other positions at U.S. Cellular. He also brings substantial experience, expertise and qualifications in management, finance and accounting as a result of such background.

        Donald C. Nebergall.    Donald C. Nebergall has been a director of TDS for over 30 years. He is also a member of the TDS Audit Committee. The following provides information on the background of Mr. Nebergall, including the specific factors that led to the conclusion that he should serve as a director of TDS.

        Mr. Nebergall has been a consultant to companies since 1988, including TDS from 1988 to 2002.

        Mr. Nebergall was vice president of The Chapman Company, a privately-held registered investment advisory company located in Cedar Rapids, Iowa, from 1986 to 1988.

        Prior to that, he was the chairman of Brenton Bank & Trust Company, Cedar Rapids, Iowa, from 1982 to 1986, and was its president from 1972 to 1982.

        Mr. Nebergall also is or has been a board member of several private, civic and charitable organizations.

        Mr. Nebergall has a Bachelor of Science degree from Iowa State University.

        Mr. Nebergall brings to the TDS board of directors substantial experience, expertise and qualifications with respect to TDS and the telecommunications industry as a result of his many years as a director of TDS and his prior background as a consultant to TDS. He also brings experience and knowledge as a result of his background in investment advisory services and banking and as a result of his board service for several organizations.

        George W. Off.    George W. Off has been a director of TDS since 1997 and was initially nominated as a director based on a search conducted by TDS' executive search firm. He is also a member of the TDS Compensation Committee and a member and chairperson of the TDS Audit Committee. The following provides information on the background of Mr. Off, including the specific factors that led to the conclusion that he should serve as a director of TDS.

        Before he retired, Mr. Off was a director of Checkpoint Systems, Inc (NYSE: CKP) from 2002 to 2009, and was its chairman between 2002 and 2008. He was also the chief executive officer of Checkpoint Systems, Inc. between 2002 and 2007. Checkpoint Systems is a multinational manufacturer and marketer of integrated system solutions for retail security, labeling and merchandising.

        Prior to that, Mr. Off was chairman of the board of directors of Catalina Marketing Corporation, a provider of in-store electronic marketing services, which at the time was a NYSE listed company (formerly NYSE: POS), from 1998 until 2000. Mr. Off served as president and chief executive officer of Catalina from 1994 to 1998.

        In addition, Mr. Off has significant experience with the telecommunications industry as a director of TDS since 1997. Mr. Off also has been a member of the TDS Audit Committee for over 10 years and a member of the TDS Compensation Committee for over 5 years.

        Mr. Off has a Bachelor of Science degree from the Colorado School of Mines.

        Mr. Off brings to the TDS board of directors significant experience, expertise and qualifications in marketing and management as a result of his prior positions as a director and as chief executive officer and chairman of Checkpoint Systems and of Catalina Marketing. Because of the retail nature of the TDS businesses, the TDS board of directors believes that it is highly desirable to have directors with significant knowledge and experience in retail and marketing, as well as significant, high-level experience in managing retail businesses. In addition, Mr. Off has significant experience with respect to TDS and the telecommunications industry as a result of his many years as a director of TDS and as a member of the TDS Audit Committee and the TDS Compensation Committee.

        Mitchell H. Saranow.    Mitchell H. Saranow has been a director of TDS since 2004 and has served as an "audit committee financial expert" on TDS' Audit Committee since that time. He is also a member of the TDS Corporate Governance and Nominating Committee. The following provides information on the background of Mr. Saranow, including the specific factors that led to the conclusion that he should serve as a director of TDS.

        Mr. Saranow is Chairman of The Saranow Group, L.L.C., a family-owned investment company he founded in 1984, through which Mr. Saranow founded or co-founded, developed and sold several successful ventures.

        Mr. Saranow was Chairman of the Board and co-Chief Executive Officer of Navigant Consulting, Inc. (NYSE: NCI), which provides consulting services to various industries on an international level, from November 1999 to June 2000.

        Prior thereto, he was Chairman and Managing General Partner of Fluid Management, L.P. for more than five years. Fluid Management was a privately-held specialized machinery manufacturer which was the world leader in designing, manufacturing and distributing dispensing and mixing equipment for the paint, coatings, ink, personal care and polymeric industries.

        Within the last ten years, Mr. Saranow served as Chief Executive officer of two related privately-held Dutch companies which were sold under Dutch insolvency laws in 2008.

        Earlier in his career, he was Chief Financial Officer of two large privately-held food manufacturers, an investment banker specializing in financing the CATV industry, and an attorney with Mayer, Brown and Platt in Chicago, Illinois. Mr. Saranow is a Certified Public Accountant (inactive).

        Mr. Saranow was formerly a director of Lawson Products, Inc. (Nasdaq: LAWS), which distributes industrial maintenance and repair supplies, Navigant Consulting, Inc. (NYSE: NCI), which provides consulting services to various industries in North America, Europe and Asia, North American Scientific, Inc. (Nasdaq: NASM), which designs, develops, manufactures, and sells radioisotopic products for the treatment of cancer, and Telular Corp. (Nasdaq: WRLS), which designs, develops, manufactures and markets fixed cellular products. At Lawson Products, Mr. Saranow was a member and chairman of the nominating and corporate governance committee and the financial strategies committee and was a member of the audit committee and the compensation committee. Mr. Saranow also was a member of the audit committee of Navigant Consulting, a member and an "audit committee financial expert" of the audit committee of North American Scientific and a member and chairman of the audit committee of Telular Corp.

        Mr. Saranow has a JD/MBA degree from Harvard University.

        Mr. Saranow brings to the TDS board of directors a broad amount of experience, expertise and qualifications as a result of his extensive background. Mr. Saranow is a Certified Public Accountant (inactive) and has been an accountant, lawyer, investment banker and a chief financial officer, chief executive officer and/or chairman at multiple companies. Mr. Saranow has founded or co-founded, developed and sold several successful ventures. He has significant experience with public companies and their boards of directors, having been a director of five public companies, including TDS. He has been a member of the audit committees of all five of such companies and was designated an audit committee financial expert by two of such companies, including TDS. In addition, Mr. Saranow brings to the board of directors experience and qualifications with respect to TDS and the telecommunications industry as a result of his service as a director of TDS and as its audit committee financial expert for over five years.

        The board of directors recommends a vote "FOR" each of the above nominees for election by the holders of Series A Common Shares and Preferred Shares.

Former Directors

        The following additional information is provided in connection with the election of directors.

        The following persons were directors whose terms expired at the 2009 annual meeting. Due to the Settlement Agreement between GAMCO Asset Management, Inc. and TDS described below, James Barr III and Gregory P. Josefowicz did not stand for reelection at the 2009 annual meeting and, accordingly, ceased to be directors of TDS when their terms expired at the 2009 annual meeting. However, TDS voted to add Mr. Barr and Mr. Josefowicz as directors of U.S. Cellular at the 2009 annual meeting of U.S. Cellular.

        James Barr III.    James Barr III served as a non-independent member of the TDS board of directors from 1990 to 2009. He had been President and Chief Executive Officer of TDS Telecom from 1990 until his retirement in 2007. Mr. Barr stepped down as President and CEO of TDS Telecom on January 1, 2007. He remained on TDS Telecom's payroll until March 23, 2007 and retired on March 24, 2007. After that time, Mr. Barr continued to serve as a consultant to TDS until March 23, 2009. For further information, see "Director Compensation" below.

        Gregory P. Josefowicz.    Mr. Josefowicz served as an independent member of the TDS board of directors from 2007 to 2009. He served as a non-exclusive, senior level consultant to Borders Group, Inc., between July 2006 and February 2008. From 1999 until his retirement in July 2006, Mr. Josefowicz served as a director and president and chief executive officer, and was named chairman of the board in 2002, of Borders Group. Prior to that time, he was chief executive officer of the Jewel-Osco division of American Stores Company, from 1997 until June 1999 when American Stores merged into Albertson's Inc., at which time, Mr. Josefowicz became president of Albertson's Midwest region.

Settlement Agreement

        On February 17-20, 2009, GAMCO Asset Management, Inc. ("GAMCO") delivered notices to TDS of its intention to nominate four persons, including Clarence A. Davis and Gary L. Sugarman, as directors for election by the holders of Common Shares and Special Common Shares at the 2009 annual meeting. GAMCO is a large shareholder of TDS. See "Security Ownership of Certain Beneficial Owners and Management" below.

        On April 27, 2009, TDS entered into a Settlement Agreement with GAMCO dated as of April 24, 2009 (the "Settlement Agreement"). Pursuant to the Settlement Agreement, the TDS board of directors nominated Clarence A. Davis and Gary L. Sugarman for election as directors by the holders of Common Shares and Special Common Shares at the 2009 annual meeting. Pursuant to the Settlement Agreement, GAMCO withdrew its notices to TDS of its intention to nominate four persons as directors and did not nominate persons for election at the 2009 annual meeting.

        The Settlement Agreement also provided that, if the TDS board of directors nominates Clarence A. Davis and Gary L. Sugarman (including any replacement thereof identified pursuant to the Settlement

Agreement) for election as directors at TDS' 2010 Annual Meeting, GAMCO (a) will vote all TDS shares that it is entitled to vote at the 2010 Annual Meeting in favor of the election of each of the persons nominated by the board of directors for election as directors by the holders of Common Shares and Special Common Shares at the 2010 Annual Meeting, and (b) will not (i) provide a notice to TDS that it intends to nominate or nominate persons for election as directors at the 2010 Annual Meeting, (ii) take any action, including as part of any group, to solicit proxies or votes for any persons other than the TDS nominees or (iii) advise, assist, encourage or seek to persuade any other person to take any of the foregoing action.

        On December 18, 2009, TDS announced that its board of directors has determined to nominate Clarence A. Davis and Gary L. Sugarman for election by the holders of Common Shares and Special Common Shares at TDS' 2010 annual meeting of shareholders. As a result, pursuant to the foregoing provisions of the Settlement Agreement, GAMCO will be required to vote for and support the candidates nominated by the TDS board of directors for election by the holders of Common Shares and Special Common Shares at TDS' 2010 annual meeting of shareholders, including Clarence A. Davis and Gary L. Sugarman.

        The Settlement Agreement was filed with the SEC as an exhibit to TDS' Current Report on Form 8-K dated April 24, 2009.

CORPORATE GOVERNANCE

Board of Directors

        The business and affairs of TDS are managed by or under the direction of the board of directors. The board of directors consists of twelve members. Holders of Common Shares and Special Common Shares elect 25% of the directors rounded up plus one director, or a total of four directors based on a board size of twelve directors. Holders of Series A Common Shares and Preferred Shares elect the remaining eight directors. The TDS Voting Trust has approximately 94.5% of the voting power in the election of such eight directors and approximately 53.5% of the voting power in all other matters.

Board Leadership Structure

        Under the leadership structure selected for TDS, the same person does not serve as both the Chief Executive Officer and Chairman of the Board. Walter C.D. Carlson, who is not an employee or officer of TDS, serves as the non-executive Chairman of the Board and presides over meetings of the full board of directors. LeRoy T. Carlson, Jr., who is an officer and employee of TDS, serves as President and Chief Executive Officer and is responsible for day-to-day leadership and performance of TDS. This leadership structure is set forth in TDS' Bylaws. TDS has determined that this leadership structure is appropriate given the specific characteristics and circumstances of TDS. In particular, TDS considers it appropriate that the person who is the President and Chief Executive Officer of TDS also not serve as the Chairman of the Board in order to separate the executive who is primarily responsible for the performance of the company from the person who presides over board meetings at which performance of TDS is evaluated.

Board Role in Risk Oversight

        The following discloses the extent of the board of directors' role in the risk oversight of TDS, including how the board administers its oversight function, and the effect that this has on the board's leadership structure discussed above.

        The TDS board of directors is primarily responsible for oversight of risk assessment and risk management of TDS. Although the TDS board of directors can delegate this responsibility to board committees, the TDS board has not done so, and continues to have full responsibility relating to risk oversight. Although the TDS board of directors has oversight responsibilities, the actual risk assessment and risk management is carried out by the President and Chief Executive Officer and other officers of TDS and reported to the board.

        TDS has established an Enterprise Risk Management (ERM) program, which applies to TDS and all of its business units. This program was designed with the assistance of an outside consultant and was integrated into TDS' existing management and strategic planning processes. The ERM program provides a common enterprise-wide language and discipline around risk identification, quantification and mitigation. The TDS board of directors currently receives periodic updates about the status and progress of this ERM program and takes action to the extent appropriate based on such updates.

        Although the TDS board of directors has ultimate oversight authority over risk and has not delegated such responsibility to any committees, certain TDS committees also have certain responsibilities relating to risk.

        Under NYSE listing standards, and as set forth in its charter, the Audit Committee is required to "discuss policies with respect to risk assessment and risk management." NYSE listing standards further provide that, "while it is the job of the CEO and senior management to assess and manage the listed company's exposure to risk, the audit committee must discuss guidelines and policies to govern the process by which this is handled. The audit committee should discuss the listed company's major financial risk exposures and the steps management has taken to monitor and control such exposures. The audit committee is not required to be the sole body responsible for risk assessment and management, but, as stated above, the committee must discuss guidelines and policies to govern the process by which risk assessment and management is undertaken."

        Accordingly, pursuant to the foregoing requirements, the Audit Committee discusses TDS' major financial risk exposures and the steps management has taken to monitor and control such exposures in connection with its review of financial statements and related matters on a quarterly basis.

        In addition, as part of the ERM program, the Audit Committee discusses guidelines and policies to govern the process by which risk assessment and risk management are handled. The Audit Committee currently receives updates and discusses policies with respect to risk assessment and risk management on a regular basis. The Audit Committee is not solely responsible for ERM, but the committee discusses guidelines and policies to govern the process by which ERM is undertaken.

        In addition, in connection with the functions of the Compensation Committee relating to the compensation of the executive officers of TDS (other than executive officers of U.S. Cellular), the Compensation Committee considers risks relating to compensation of executive officers of TDS, as discussed below in the Compensation Discussion and Analysis. In addition, the Compensation Committee has responsibilities under its charter with respect to long-term compensation for all employees, as discussed below under "Risks from Compensation Policies and Practices."

        Also, the TDS Corporate Governance and Nominating Committee may consider certain risks in connection with its responsibilities relating to corporate governance and director nominations, as described below.

        TDS believes that the leadership structure described above facilitates risk oversight because the role of the Chief Executive Officer, who has primary operating responsibility to assess and manage TDS' exposure to risk, is separated from the role of the Chairman of the Board, who sets the agenda for and presides over board of directors' meetings at which the TDS board exercises its oversight responsibility with respect to risk.

Director Independence and New York Stock Exchange Listing Standards

        TDS Common Shares and Special Common Shares are listed on the NYSE. Accordingly, TDS is subject to the listing standards applicable to companies that have equity securities listed on the NYSE.

        Under listing standards of the NYSE, TDS is a "controlled company" as such term is defined by the NYSE. TDS is a controlled company because over 50% of the voting power for the election of directors of TDS is held by the trustees of the TDS Voting Trust (i.e., the TDS Voting Trust has the voting power to elect eight of the twelve directors, or 66.7% of the directors). Accordingly, it is exempt from certain listing standards that require listed companies that are not controlled companies to (i) have a board composed of a majority of directors that qualify as independent under the rules of the NYSE, (ii) have a compensation committee composed entirely of directors that qualify as independent under the rules of the NYSE, and (iii) have a nominating/corporate governance committee composed entirely of directors that qualify as independent under the rules of the NYSE.

        As a controlled company, TDS is required to have at least three directors who qualify as independent to serve on the Audit Committee. The TDS Audit Committee has four members: George W. Off (chairperson), Donald C. Nebergall, Mitchell H. Saranow and Herbert S. Wander. Such directors must qualify as independent under the NYSE Listed Company Manual, including Section 303A.02(a) and Section 303A.02(b), and Section 303A.06, which incorporates the independence requirements of Section 10A-3 of the Securities Exchange Act of 1934, as amended ("Section 10A-3"). Except as required by listing standards or SEC rule, TDS does not have any categorical standards of independence that must be satisfied.

        Pursuant to the requirements of the NYSE Listed Company Manual, the TDS board of directors affirmatively determined that each member of the TDS Audit Committee has no material relationship with TDS or any other member of the TDS consolidated group ("TDS Consolidated Group"), either directly or as a partner, shareholder or officer of an organization that has a relationship with any member of the TDS Consolidated Group, and that each of such persons is independent (pursuant to Section 303A.02(a), Section 303A.02(b) and Section 10A-3) considering all relevant facts and circumstances, including commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, if any.

        Such relevant facts and circumstances included the following: None of such persons is an employee or officer of TDS or any other member of the TDS Consolidated Group. None of such persons has any direct or indirect business relationships and/or fee arrangements with the TDS Consolidated Group and none of such persons receives any compensation from the TDS Consolidated Group except for his services as a director and member of board committees of TDS. None of such persons has any other relationship or arrangement with the TDS Consolidated Group other than in his capacity as a director of TDS. Each of such persons qualifies as independent under each of the categorical standards in Section 303A.02(b) of the NYSE Listed Company Manual. Each of such persons qualifies as independent under Section 10A-3 because none of such persons receives any compensatory fee from any member of the TDS Consolidated Group and is not an "affiliated person" (as defined by the SEC) with respect to any member of the TDS Consolidated Group. None of such persons is an "immediate family member" (as defined by Section 303A.02(b)) of any person who is not independent under Section 303A.02 of the NYSE Listed Company Manual. The only relationship and/or fee arrangement which such persons have with the TDS Consolidated Group are as directors and members of board committees of TDS. See also "Security Ownership of Certain Beneficial Owners And Management" below for information relating to beneficial share ownership and other relationships of Donald C. Nebergall.

        In addition, incumbent directors Clarence A. Davis, Christopher D. O'Leary and Gary L. Sugarman would qualify as independent directors under the listing standards of the NYSE. As a result, seven of the twelve incumbent directors, or over 58% of the directors, have been determined to qualify or would qualify as independent under the listing standards of the NYSE.

Meetings of Board of Directors

        The board of directors held 15 meetings during 2009. Each director attended at least 75 percent of the total number of meetings of the board of directors (held during 2009 at which time such person was a director) and at least 75 percent of the total number of meetings held by each committee of the board on which such person served (during the periods that such person served).

Corporate Governance Guidelines

        Under NYSE listing standards, TDS is required to adopt and disclose corporate governance guidelines that address certain specified matters. TDS has adopted Corporate Governance Guidelines that address (i) board of directors structure, (ii) director qualification standards, (iii) director responsibilities, orientation and continuing education, (iv) director compensation and stock ownership, (v) board resources and access to management and independent advisors, (vi) annual performance evaluation of the Board, (vii) board committees, (viii) management succession and (ix) periodic review of the guidelines. A copy of such guidelines is available on TDS' web site, www.teldta.com, under Corporate Governance—Corporate Governance Guidelines.

Corporate Governance and Nominating Committee

        Because TDS is a controlled company, it is not required under NYSE listing standards to have a corporate governance/nominating committee or, if it has one, that the corporate governance/nominating committee be composed entirely of independent directors. Although not required to do so under NYSE listing standards, TDS voluntarily has established a Corporate Governance and Nominating Committee. The members of the Corporate Governance and Nominating Committee are Walter C.D. Carlson (chairperson), LeRoy T. Carlson, Jr. and Mitchell H. Saranow. Mr. Saranow qualifies as an independent director under NYSE listing standards. The primary function of the Corporate Governance and Nominating Committee is to advise the board on corporate governance matters, including developing and recommending to the board the corporate governance guidelines for TDS. In addition, the charter of the committee provides that the committee will develop selection objectives and oversee the search for qualified individuals to serve on the board of directors and recommend to the board prospective nominees and the re-nomination of incumbent directors as it deems appropriate. A copy of the committee charter is available on TDS' web site, www.teldta.com, under Corporate Governance—Board Committee Charters. The Corporate Governance and Nominating Committee met three times in 2009.

Audit Committee

        The primary function of the Audit Committee is to (a) assist the board of directors of TDS in its oversight of (1) the integrity of TDS' financial statements, (2) TDS' compliance with legal and regulatory requirements, (3) the independent auditor's qualifications and independence, and (4) the performance of TDS' internal audit function and independent auditors; (b) prepare an audit committee report as required by the rules of the SEC to be included in TDS' annual proxy statement and (c) perform such other functions as set forth in the TDS Audit Committee charter, which shall be deemed to include the duties and responsibilities set forth in Section 10A-3. A copy of the Audit Committee charter is available on TDS' web site, www.teldta.com, under Corporate Governance—Board Committee Charters.

        The Audit Committee is currently composed of four members who qualify as independent under NYSE listing standards, including Section 10A-3, as discussed above. The current members of the Audit Committee are George W. Off (chairperson), Donald C. Nebergall, Mitchell H. Saranow and Herbert S. Wander. The board of directors has determined that each of the members of the Audit Committee is financially literate and has "accounting or related financial management expertise" pursuant to listing standards of the NYSE.

        The board has made a determination that Mr. Saranow is an "audit committee financial expert" as such term is defined by the SEC.

        In accordance with the SEC's safe harbor rule for "audit committee financial experts," no member designated as an audit committee financial expert shall (i) be deemed an "expert" for any other purpose or (ii) have any duty, obligation or liability that is greater than the duties, obligations and liability imposed on a member of the board or the audit committee not so designated. Additionally, the designation of a member or members as an "audit committee financial expert" shall in no way affect the duties, obligations or liability of any member of the audit committee, or the board, not so designated.

        The Audit Committee held nine meetings during 2009.

Pre-Approval Procedures

        The Audit Committee adopted a policy in 2003, as last amended in May 2009, pursuant to which all audit and non-audit services must be pre-approved by the Audit Committee. The following describes the policy as amended. Under no circumstances may TDS' principal independent registered public accounting firm provide services that are prohibited by the Sarbanes Oxley Act of 2002 or rules issued thereunder. Non-prohibited audit related services and certain tax and other services may be provided to TDS, subject to such pre-approval process and prohibitions. The Audit Committee has delegated to the chairperson plus any other member of the Audit Committee the authority to pre-approve services by the principal independent registered public accountant firm. In the event the chairperson is unavailable, pre-approval may be given by any two members of the Audit Committee. In addition to pre-approval of specific services, specified services have been pre-approved in detail up to specified dollar limits pursuant to the policy. All services are required to be reported to the full Audit Committee at each of its regularly scheduled meetings. The pre-approval policy relates to all services provided by TDS' principal independent registered public accounting firm.

Review, Approval or Ratification of Transactions with Related Persons

        The Audit Committee Charter provides that the Audit Committee has responsibilities with respect to related party transactions, as such term is defined by the rules of the NYSE. Related party transactions are addressed in Section 314.00 of the NYSE Listed Company Manual.

        Section 314.00 of the NYSE Listed Company Manual states that "Related party transactions normally include transactions between officers, directors, and principal shareholders and the company." In general, "related party transactions" would include transactions required to be disclosed in TDS' proxy statement pursuant to Item 404 of Regulation S-K of the SEC. Pursuant to Item 404, TDS is required to disclose any transaction, which includes any financial transaction, arrangement, or relationship (including any indebtedness or guarantee of indebtedness) or a series of transactions, that has taken place since the beginning of TDS' last fiscal year or any currently proposed transaction in which: (1) TDS was or is to be a participant, (2) the amount involved exceeds $120,000 and (3) any "related person" had or will have a direct or indirect material interest in the transaction during any part of the fiscal year. For this purpose, in general, the term "related person" includes any director or executive officer of TDS, any nominee for director, any beneficial owner of more than five percent of any class of TDS' voting securities and any "immediate family member" of such persons, within the meaning of Item 404.

        Section 314.00 of the NYSE Listed Company Manual provides that "Each related party transaction is to be reviewed and evaluated by an appropriate group within the listed company involved. While the Exchange does not specify who should review related party transactions, the Exchange believes that the Audit Committee or another comparable body might be considered as an appropriate forum for this task. Following the review, the company should determine whether or not a particular relationship serves the best interest of the company and its shareholders and whether the relationship should be continued or eliminated."

        Accordingly, pursuant to such provisions, the TDS Audit Committee has responsibilities over transactions that are deemed to be related-party transactions under Section 314.00 of the NYSE Listed Company Manual. Other than the foregoing provisions, TDS has no policy relating to (i) the types of transactions that are covered by such policies and procedures; (ii) the standards to be applied pursuant to such policies and procedures; or (iii) the persons or groups of persons on the board of directors or otherwise who are responsible for applying such policies and procedures, and TDS does not maintain any other written document evidencing such policies and procedures.

        See Executive and Director Compensation—Compensation Committee Interlocks and Insider Participation—Certain Relationships and Related Transactions for discussion of any related party transactions since the beginning of the last fiscal year.

Compensation Committee

        Although not required to do so under NYSE listing standards because it is a controlled company, TDS voluntarily has established a Compensation Committee comprised solely of directors that qualify as independent under the rules of the NYSE. The primary functions of the Compensation Committee are to discharge the board of director's responsibilities relating to the compensation of the executive officers of TDS, other than executive officers of U.S. Cellular or any of its subsidiaries. The responsibilities of the Compensation Committee include the review of salary, bonus, long-term compensation and all other elements of compensation of such executive officers.

        For these purposes, "executive officers" means all officers that are employees who are or will be identified in TDS' annual proxy statement as "executive officers," including the President and CEO of TDS Telecom, except that the compensation of the President and CEO of U.S. Cellular is established and administered by U.S. Cellular's chairman and long-term incentive compensation committee, as described in the proxy statement of U.S. Cellular relating to its 2010 annual meeting of shareholders.

        The Compensation Committee is comprised of at least two non-employee members of TDS' board of directors, each of whom is an "outside director" within the meaning of section 162(m) of the Internal Revenue Code of 1986, as amended, and a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. As noted above, such members also qualify as independent under the rules of the NYSE. During 2009, the members of the Compensation Committee included Herbert S. Wander (chairperson), George W. Off, Christopher D. O'Leary and Gregory P. Josefowicz until May 2009 when Mr. Josefowicz ceased to be a TDS director as discussed above. These persons do not have any compensation committee interlocks and are not related to any other directors.

        The Compensation Committee charter permits it to delegate some or all of the administration of the long-term incentive plans or programs to the President and Chief Executive Officer or other executive officers of TDS as the committee deems appropriate, to the extent permitted by law and the applicable long-term incentive plan or program, but not regarding any award to the President and CEO. However, the Compensation Committee has not delegated any of its authority with respect to any of the officers identified in the below Summary Compensation Table.

        The Compensation Committee's charter provides that it will obtain advice and assistance from the Chief Executive Officer and the Vice President of Human Resources and from any other officer or employee of TDS, as it determines is appropriate. TDS' Human Resources Department also supports the Compensation Committee in its work. As discussed below, the Compensation Committee also utilizes the services of compensation consultants. See the Compensation Discussion and Analysis below for information about compensation consultants, which information is incorporated by reference herein.

        The Compensation Committee does not approve director compensation. It is the view of the TDS board of directors that this should be the responsibility of the full board of directors. Only non-employee directors receive compensation in their capacity as directors and, as a result, the view of the TDS board of directors is that all directors should participate in such compensation decisions, rather than only some or all of the non-employee directors.

        A copy of the charter of the Compensation Committee is available on TDS' web site, www.teldta.com, under Corporate Governance—Board Committee Charters.

        The Compensation Committee held five meetings during 2009. It also took actions by unanimous written consent.

Other Committee

        TDS has a Pricing Committee, consisting of LeRoy T. Carlson, Jr., as Chairman, and Kenneth R. Meyers, as a regular member. Walter C.D. Carlson is an alternate member of this committee. The Pricing Committee does not have a charter. Pursuant to resolutions of the TDS board of directors from time to time, the Pricing Committee is authorized to take certain actions with respect to financing and capital transactions of TDS, such as the issuance, redemption or repurchase of debt or the repurchase of shares of capital stock of TDS.

Director Nomination Process

        As discussed above, because TDS is a controlled company, it is not required under NYSE listing standards to have a corporate governance/nominating committee or, if it has one, that it be composed entirely of independent directors. Although not required to do so under NYSE listing standards, TDS voluntarily has established a Corporate Governance and Nominating Committee. The charter of the committee provides that the committee will develop selection objectives and oversee the search for qualified individuals to serve on the board of directors and recommend to the board of directors prospective nominees and the re-nomination of incumbent directors as it deems appropriate. The committee does not nominate directors. It only recommends to the board of directors prospective nominees and the re-nomination of incumbent directors as it deems appropriate. The entire board of directors determines whether to nominate prospective nominees and re-nominate incumbent directors.

        TDS does not have a formal policy with regard to the consideration of any director candidates recommended by shareholders. However, because the TDS Voting Trust has over 90% of the voting power in the election of directors elected by holders of Series A Common Shares and Preferred Shares, nominations of directors for election by the holders of Series A Common Shares and Preferred Shares is based on the recommendation of the trustees of the TDS Voting Trust. With respect to candidates for director to be elected by the holders of Common Shares and Special Common Shares, the Corporate Governance and Nominating Committee and/or the TDS board may from time to time informally consider candidates submitted by shareholders that hold a significant number of Common Shares and/or Special Common Shares. Although TDS has no formal procedures to be followed by shareholders in submitting recommendations of candidates for director, shareholders that desire to nominate directors must follow the procedures set forth in TDS' Bylaws.

        TDS does not have any specific, minimum qualifications that the board believes must be met by a nominee for a position on the TDS board of directors, or any specific qualities or skills that the board believes are necessary for one or more of the TDS directors to possess. The TDS board believes that substantial judgment, diligence and care are required to identify and select qualified persons as directors and does not believe that it would be appropriate to place limitations on its own discretion. The TDS board has consistently sought to nominate to the board of directors eminently qualified individuals whom the board believes would provide substantial benefit and guidance to TDS.

        The TDS Corporate Governance and Nominating Committee does not have a policy with regard to the consideration of diversity in identifying director nominees. However, as reflected in its Code of Business Conduct, TDS values diversity and does not discriminate on the basis of gender, age, race, color, sexual orientation, religion, ancestry, national origin, marital status, disability, military or veteran status or citizenship status. In considering whether to nominate individuals as director candidates, the Corporate Governance and Nominating Committee takes into account all facts and circumstances, including diversity. For this purpose, diversity broadly means a variety of backgrounds, experience, skills, education, attributes, perspectives and other differentiating characteristics. TDS believes that it is desirable for a board to have directors that can bring the benefit of diverse backgrounds, experience, skills and other characteristics to permit the board to have a variety of views and insights. Accordingly, the Corporate Governance and Nominating Committee considers how director candidates can contribute to board diversity as one of the many factors it considers in identifying nominees for director.

        Section 1.15 of the TDS bylaws provides that a person properly nominated by a shareholder for election as a TDS director shall not be eligible for election as a director unless he or she signs and returns to the Secretary of TDS, within fifteen days of a request therefor, written responses to any questions posed by the Secretary, that are intended to (i) determine whether such person may qualify as independent and would qualify to serve as a director of TDS under rules of the Federal Communications Commission ("FCC"), and (ii) obtain information that would be disclosed in a proxy statement with respect to such person as a nominee for election as a director and other material information about such person.

        Whether or not the Corporate Governance and Nominating Committee will recommend that the TDS board re-nominate, and the TDS board will re-nominate, existing directors for re-election depends on all facts and circumstances, including views on how the director has performed and is performing his or her duties. In the event of a vacancy on the board of a director elected by the Series A Common Shares and Preferred Shares, nominations are based on the recommendation of the trustees of the TDS Voting Trust. In the event of a vacancy on the board of a director elected by the Common Shares and Special Common Shares, TDS may use various sources to identify potential candidates, including an executive search firm. In addition, the Corporate Governance and Nominating Committee may consider recommendations by shareholders that hold a significant number of Common Shares and/or Special Common Shares. Potential candidates are initially screened by the Corporate Governance and Nominating Committee and by other persons as the Corporate Governance and Nominating Committee designates. Following this process, the Corporate Governance and Nominating Committee will consider whether one or more candidates should be considered by the full board of directors. When appropriate, information about the candidate is presented to and discussed by the full board of directors.

        All of the nominees approved by the TDS board for inclusion on TDS' proxy card for election at the 2010 annual meeting are executive officers and/or directors who are standing for re-election and were recommended for re-nomination by the Corporate Governance and Nominating Committee. Clarence A. Davis and Gary L. Sugarman were nominated to the TDS board of directors pursuant to the Settlement Agreement described above.

        From time to time, TDS may pay a fee to an executive search firm to identify potential candidates for election as directors. TDS did not pay a fee in 2009 or 2010 to any third party or parties to identify or evaluate or assist in identifying or evaluating potential new nominees for election as directors at the 2010 annual meeting.

Non-Management Directors and Shareholder Communication with Directors

        As required by NYSE listing standards, the non-management directors of TDS meet at regularly scheduled executive sessions without management. The TDS Chairman of the Board, Walter C.D. Carlson, a non-management director, presides at all meetings of the non-management directors. In addition, as required by NYSE listing standards, the independent directors of TDS meet at least once per year in an executive session without management or directors who are not independent.

        Shareholders or other interested parties may send communications to the TDS board of directors, to the Chairman of the Board, to the non-management directors or to specified individual directors of TDS at any time. Shareholders or other interested parties should direct their communication to such persons or group in care of the Secretary of TDS at its corporate headquarters, 30 N. LaSalle St., Suite 4000, Chicago IL 60602. Any shareholder communications that are addressed to the board of directors, the Chairman of the Board, the non-management directors or specified individual directors will be delivered by the Secretary of TDS to such persons or group.

        For more information, see the instructions on TDS' web site, www.teldta.com, under Corporate Governance—Contacting the TDS Board of Directors.

TDS Policy on Attendance of Directors at Annual Meeting of Shareholders

        All directors are invited and encouraged to attend the annual meeting of shareholders, which is normally followed by the annual meeting of the board of directors. In general, all directors attend the annual meeting of shareholders unless they are unable to do so due to unavoidable commitments or intervening events. All persons serving as directors at the time attended the 2009 annual meeting of shareholders.

Stock Ownership Guidelines

        On May 10, 2007, the TDS board of directors amended its stock ownership guidelines for directors to provide that, within three years after (a) March 31, 2007 or (b) the date on which a director first becomes a director, whichever is later, and thereafter for so long as each director remains a director of TDS, each such director is required to own Series A Common Shares, Common Shares and/or Special Common Shares of TDS having a combined value of at least $100,000. The TDS board of directors will review this minimum ownership requirement periodically. The stock ownership guidelines are included in TDS' Corporate Governance Guidelines, which have been posted to TDS' web site, www.teldta.com, under Corporate Governance—Corporate Governance Guidelines.

Code of Business Conduct and Ethics Applicable to Directors

        As required by Section 303A.10 of the NYSE Listed Company Manual, TDS has adopted a Code of Business Conduct and Ethics for Officers and Directors, as amended as of September 15, 2008. This code has been posted to TDS' internet website, www.teldta.com, under Corporate Governance—Code of Business Conduct and Ethics for Officers and Directors.

 PROPOSAL 2
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We anticipate continuing the services of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the current fiscal year. Representatives of PricewaterhouseCoopers LLP, who served as our independent registered public accounting firm for the last fiscal year, are expected to be present at the annual meeting of shareholders and will have the opportunity to make a statement and to respond to appropriate questions raised by shareholders at the annual meeting or submitted in writing prior thereto.

        We are not required to obtain shareholder ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm by the Bylaws or otherwise. However, we have elected to seek such ratification by the affirmative vote of the holders of a majority of the votes which could be cast by shares entitled to vote with respect to such matter at the annual meeting. Should the shareholders fail to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm, the Audit Committee of the board of directors will review whether to retain such firm for the year ending December 31, 2010.

        The board of directors recommends a vote "FOR" ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the current fiscal year.

 FEES PAID TO PRINCIPAL ACCOUNTANTS

        The following sets forth the aggregate fees (including expenses) billed by TDS' principal accountants PricewaterhouseCoopers LLP for 2009 and 2008:

	2009	2008
Audit Fees (1)	$3,693,101	$4,086,820
Audit Related Fees	—	—
Tax Fees (2)	101,161	—
All Other Fees (3)	17,130	9,630

Total Fees	$3,811,392	$4,096,450

(1)
Represents the aggregate fees billed by PricewaterhouseCoopers LLP for 2009 and 2008 (as updated from amounts reported in the 2009 proxy statement) for professional services rendered for the audit of the annual financial statements for the years 2009 and 2008 included in TDS' and U.S. Cellular's Forms 10-K for those years and the reviews of the financial statements included in TDS' and U.S. Cellular's Forms 10-Q for each of these years including the attestation and report relating to internal control over financial reporting as well as accounting research, review of financial information included in other SEC filings and the issuance of consents and comfort letters.

(2)
Represents fees for a review of state and franchise tax returns.

(3)
Represents the aggregate fees billed by PricewaterhouseCoopers LLP for services, other than services covered in (1) and (2) above, for the years 2009 and 2008.

        See "Corporate Governance—Audit Committee—Pre-Approval Procedures" above for a description of the Audit Committee's pre-approval policies and procedures.

 AUDIT COMMITTEE REPORT

        This report is submitted by the current members of the Audit Committee of the board of directors of TDS. The Audit Committee operates under a written charter adopted by the TDS board of directors, a copy of which is available on TDS' web site, www.teldta.com, under Corporate Governance—Board Committee Charters.

        Management is responsible for TDS' internal controls and the financial reporting process. TDS has an internal audit staff, which performs testing of internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of TDS' consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

        In this context, the Audit Committee held meetings with management, the internal audit staff and representatives of PricewaterhouseCoopers LLP, TDS' independent registered public accounting firm for 2009. In these meetings, the Audit Committee reviewed and discussed the audited financial statements as of and for the year ended December 31, 2009. Management represented to the Audit Committee that TDS' consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and representatives of PricewaterhouseCoopers LLP.

        The discussions with PricewaterhouseCoopers LLP also included the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, relating to information regarding the scope and results of the audit. The Audit Committee also received from PricewaterhouseCoopers LLP written disclosures and a letter regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence, and this information was discussed with PricewaterhouseCoopers LLP.

        Based on, and in reliance upon these reviews and discussions, the Audit Committee recommended to the board of directors that the audited financial statements as of and for the year ended December 31, 2009 be included in TDS' Annual Report on Form 10-K for the year ended December 31, 2009.

        By the members of the Audit Committee of the board of directors of TDS:

George W. Off Chairperson	Donald C. Nebergall	Mitchell H. Saranow	Herbert S. Wander

 EXECUTIVE OFFICERS

        The following executive officers of TDS were identified in the above tables regarding the election of directors: LeRoy T. Carlson, Jr., President of TDS; and Kenneth R. Meyers, Executive Vice President and Chief Financial Officer of TDS. In addition to the executive officers identified in the tables regarding the election of directors, set forth below is a table identifying current officers of TDS and its subsidiaries who are executive officers of TDS under SEC rules. Unless otherwise indicated, the position held is an office of TDS. The age of the following persons is as of the date of this proxy statement.

Name	Age	Position
LeRoy T. Carlson	93	Chairman Emeritus
John E. Rooney	68	President and CEO of United States Cellular Corporation
David A. Wittwer	49	President and CEO of TDS Telecommunications Corporation
Douglas D. Shuma	49	Senior Vice President and Corporate Controller
Kurt B. Thaus	51	Senior Vice President and Chief Information Officer
Scott H. Williamson	59	Senior Vice President—Acquisitions and Corporate Development
C. Theodore Herbert	74	Vice President—Human Resources
Joseph R. Hanley	43	Vice President—Technology Planning and Services

        LeRoy T. Carlson.    LeRoy T. Carlson has been Chairman Emeritus of TDS (an executive officer of TDS) for more than five years. He is a director of U.S. Cellular and is a director emeritus of TDS. Mr. Carlson is the father of LeRoy T. Carlson, Jr., Walter C.D. Carlson, Letitia G. Carlson, M.D. and Prudence E. Carlson.

        John E. Rooney.    John E. Rooney has been the President and Chief Executive Officer and a director of U.S. Cellular for more than five years. On February 24, 2010, U.S. Cellular announced that John E. Rooney will retire from U.S. Cellular in 2010. A nationally recognized executive recruiting firm is conducting a search for his replacement.

        David A. Wittwer.    David A. Wittwer has been the President and Chief Executive Officer of TDS Telecom since January 1, 2007. On February 21, 2006, TDS appointed Mr. Wittwer as Executive Vice President and Chief Operating Officer (COO) of TDS Telecom and designated him to succeed James Barr III as President and CEO of TDS Telecom on January 1, 2007. Prior to his appointment as Executive Vice President and COO of TDS Telecom, Mr. Wittwer was President of TDS Telecom's incumbent local exchange carrier operations since March 2005. Prior to that time, he was Executive Vice President—Staff Operations, Chief Financial Officer, Treasurer and Assistant Secretary of TDS Telecom for more than five years.

        Douglas D. Shuma.    Douglas D. Shuma was appointed Senior Vice President and Corporate Controller of TDS on September 1, 2007. Prior to that time, Mr. Shuma was a consultant at Douglas Financial Consultants, a company that he founded, since 2006. Before that time, he was the Vice President and Controller of Baxter International Inc. for more than five years. Mr. Shuma is a Certified Public Accountant (inactive).

        Kurt B. Thaus.    Kurt B. Thaus was appointed Senior Vice President and Chief Information Officer on January 12, 2004. Prior to that time, he was employed by T-Systems North America, Inc., the North American subsidiary of T-Systems International (Deutsche Telekom) for more than five years, most recently as senior vice president of technology management services.

        Scott H. Williamson.    Scott H. Williamson has been Senior Vice President—Acquisitions and Corporate Development of TDS for more than five years.

        C. Theodore Herbert.    C. Theodore Herbert has been Vice President—Human Resources of TDS for more than five years.

        Joseph R. Hanley.    Joseph R. Hanley was appointed Vice President—Technology Planning and Services on August 15, 2004. Prior to that time, he was employed by TDS Telecom for more than five years, most recently as Vice President—Strategic Planning and Emerging Applications.

        All of our executive officers devote all their employment time to the affairs of TDS and its subsidiaries.

Codes of Business Conduct and Ethics Applicable to Officers

        As required by Section 303A.10 of the NYSE Listed Company Manual, TDS has adopted a Code of Business Conduct and Ethics for Officers and Directors, that also complies with the definition of a "code of ethics" as set forth in Item 406 of Regulation S-K of the SEC. The foregoing code has been posted to TDS' internet website, www.teldta.com, under Corporate Governance—Code of Business Conduct and Ethics for Officers and Directors.

        In addition, TDS has adopted a broad Code of Business Conduct that is applicable to all officers and employees of TDS and its subsidiaries. The foregoing code has been posted to TDS' internet website, www.teldta.com, under Corporate Governance—TDS Code of Business Conduct.

        TDS intends to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding any amendment to any of the foregoing codes, by posting such information to TDS' internet website. Any waivers of any of the foregoing codes for directors or executive officers will be approved by TDS' board of directors or authorized committee thereof, as applicable, and disclosed in a Form 8-K that is filed with the SEC within four business days of such waiver.

 EXECUTIVE AND DIRECTOR COMPENSATION

        The following discussion and analysis of our compensation practices and related compensation information should be read in conjunction with the Summary Compensation Table and other tables included below, as well as our financial statements and management's discussion and analysis of financial condition and results of operations included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009. The following discussion includes statements of judgment and forward-looking statements that involve risks and uncertainties. These forward-looking statements are based on our current expectations, estimates and projections about our industry, our business, compensation, management's beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions, and variations or negatives of these words and include, but are not limited to, statements regarding projected performance and compensation. Actual results could differ significantly from those projected in the forward-looking statements as a result of certain factors, including, but not limited to, the risk factors discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009. We assume no obligation to update the forward-looking statements.

Compensation Discussion And Analysis

        This Compensation Discussion and Analysis discusses the compensation awarded to, earned by, or paid to the executive officers identified in the Summary Compensation Table.

Overview

        TDS' compensation policies for executive officers are intended to provide incentives for the achievement of corporate and individual performance goals and to provide compensation consistent with the financial performance of TDS. TDS' policies establish incentive compensation performance goals for executive officers based on factors over which such officers have control and which are important to TDS' long-term success. TDS believes compensation should be related to the financial performance of TDS and should be sufficient to enable TDS to attract and retain individuals possessing the talents required for long-term successful performance. Nevertheless, although performance influences compensation and awards, all elements of compensation are discretionary and officers do not become entitled to any compensation or awards solely as a result of the achievement of performance levels.

        The responsibilities of the TDS Compensation Committee include the review of salary, bonus, long-term compensation and all other elements of compensation of executive officers of TDS, other than officers of U.S. Cellular or any of its subsidiaries. For these purposes, "executive officers" means all officers that are employees who are or will be identified in TDS' annual proxy statement as "executive officers," including the President and CEO of TDS Telecom, except that the compensation of the President and CEO of U.S. Cellular is established and administered by U.S. Cellular's chairman and long-term incentive compensation committee, as described in the proxy statement of U.S. Cellular relating to its 2010 annual meeting of shareholders. Accordingly, except as expressly indicated below, the following discussion does not apply to John E. Rooney, the President and CEO of U.S. Cellular. Also, Mr. Rooney does not receive any awards with respect to TDS shares; all his awards made by the U.S. Cellular long-term incentive compensation committee are with respect to Common Shares of U.S. Cellular (NYSE: USM).

        The Compensation Committee's charter provides that it will obtain advice and assistance from the Chief Executive Officer and the Vice President of Human Resources and from any other officer or employee of TDS, as it determines is appropriate. As discussed below, the Compensation Committee also utilizes the services of both TDS' compensation consultant and an independent compensation consultant.

        The Compensation Committee's charter permits it to delegate some or all of the administration of the long-term incentive plans or programs to the President and Chief Executive Officer or other executive officer of TDS as the Committee deems appropriate, to the extent permitted by law and the applicable long-term incentive plan or program, but not regarding any award to the President and CEO. However, the Compensation Committee has not delegated any of its authority with respect to any of the officers identified in the Summary Compensation Table.

Objectives and Reward Structure of TDS' Compensation Programs

        The above Overview generally described the objectives and reward structure of TDS' compensation programs. This section further discusses, with respect to the officers identified in the Summary Compensation Table, (1) the objectives of TDS' compensation programs and (2) what the compensation programs are designed to reward.

        The objectives of TDS' compensation programs for executive officers, and their relationship to the reward structure, are to:

  •
  support TDS' overall business strategy and objectives;

  •
  attract and retain high quality management;

  •
  link individual compensation with attainment of individual performance goals and with attainment of business unit and TDS objectives; and

  •
  provide competitive compensation opportunities consistent with the financial performance of TDS.

        The primary financial focus of TDS as a consolidated enterprise is the increase of long-term shareholder value through growth, measured primarily in such terms as return on capital, revenues, customer units in service, operating cash flow (operating income plus depreciation, amortization and accretion) and operating income. Operating units of TDS may have somewhat different primary financial measures. However, there is no strict relationship between elements of compensation or total compensation and such measures of performance. Instead, compensation decisions are made subjectively by the Compensation Committee, considering certain performance measures, as well as all other appropriate facts and circumstances. TDS' compensation policies for executive officers are designed to reward the achievement of such corporate performance goals.

        Each element of compensation and the total compensation of the named executive officers are determined on the basis of the committee's analysis of multiple factors rather than specific measures of performance. The Compensation Committee does not rely on predetermined formulas or a limited set of criteria when it evaluates the performance of the named executive officers.

        TDS' compensation programs are designed to reward performance of TDS on both a short-term and long-term basis. With respect to the officers identified in the Summary Compensation Table, the design of compensation programs and performance rewarded is similar but with some differences for each of the named executive officers depending on such officer's position and responsibilities.

        The Compensation Committee evaluates the performance of the President and CEO of TDS in light of the annual and ongoing objectives for TDS and for its primary business units and the attainment of those objectives, and sets the elements of compensation for the President and CEO based on such performance evaluation and compensation principles, as discussed below.

        With respect to the other officers identified in the Summary Compensation Table, the Compensation Committee reviews management's evaluation of the performance of such executive officers and determines and approves the elements of compensation for such executive officers based on such performance evaluations and compensation principles, as discussed below.

Elements of Compensation

        This section discusses, with respect to the officers identified in the Summary Compensation Table, (i) each element of compensation paid to such officers, (ii) why TDS chooses to pay each element of compensation, (iii) how TDS determines the amount or formula for each element of pay, and (iv) how each compensation element and TDS' decisions regarding that element fit into TDS' overall compensation objectives and affect decisions regarding other elements.

        Each element of compensation paid to officers is as follows:

  •
  Annual Cash Compensation

  o
  Salary

  o
  Bonus

  •
  Long-term equity compensation pursuant to Long-Term Incentive Plans

  o
  Stock Awards

  –
  Bonus Stock Match Awards

  –
  Restricted Stock Unit Awards

  o
  Stock Options

  •
  Other Benefits and Plans Available to Identified Officers

  o
  Deferred Compensation

  o
  Supplemental Executive Retirement Plan ("SERP")

  o
  Perquisites

  •
  Other Generally Applicable Benefits and Plans

  o
  Employee Stock Purchase Plan

  o
  Tax Deferred Savings Plan

  o
  Pension Plan

  o
  Post-Retirement Benefits

  o
  Health and Welfare Plans

        TDS has chosen to pay or provide these elements of compensation after considering common compensation practices of peers and other companies with similar characteristics, in order to support TDS' overall business strategy and objectives. TDS recognizes that it must compensate its executive officers in a competitive manner comparable to similar companies in order to attract and retain high quality management, attain or exceed business objectives and targeted financial performance and increase shareholder value. Executive compensation is intended to provide, in the judgment of the Compensation Committee, an appropriate balance between the long-term and short-term performance of TDS, and also a balance between TDS' financial performance and shareholder return.

        TDS does not have defined guidelines that determine the amount or formula for each element of pay. TDS also does not have defined guidelines that determine how each compensation element and decisions regarding that element fit into TDS' overall compensation objectives and affect decisions regarding other elements. TDS has no target levels for cash versus equity compensation. Instead, TDS establishes elements of compensation and determines how they fit together overall and in the manner described in the following discussion.

        As noted above, the elements of executive compensation consist of both annual cash and long-term equity compensation. Annual cash compensation consists of base salary and an annual bonus. Annual compensation decisions are based partly on individual and corporate short-term performance and partly on the individual and corporate cumulative long-term performance during the executive's tenure in his or her position, particularly with regard to the President and CEO. Long-term equity compensation is intended to compensate executives primarily for their contributions to long-term increases in shareholder value and is generally provided through the grant of stock options and restricted stock units.

        The Compensation Committee determines annually each executive officer's base salary, taking into consideration: (1) the appropriate salary range for the executive officer's position and responsibilities, (2) his or her performance during the preceding year, (3) his or her performance during the executive's tenure in the position, (4) TDS' and its business units' performance during the year compared to plan and compared with that of similar companies, and (5) such other factors and circumstances as the committee may deem relevant. The Compensation Committee makes such determination considering the matters described below, including advice and information from its independent compensation consultant, Compensation Strategies, Inc. See Compensation Consultant below for information about Compensation Strategies.

        In addition, the Compensation Committee determines annually the executive officer's bonus, taking into consideration: (1) the executive officer's performance during the preceding year, including contributions to TDS and its business units, and achievement of individual objectives, (2) TDS' and its business units' performance during the year compared to plan and compared with that of similar companies, (3) the achievement of important corporate and business unit objectives for the year and (4) such other factors and circumstances as the committee may deem relevant.

        Due to a change in the guidelines relating to bonuses effective in 2009, the 2009 rows in the below Summary Compensation Table include both (i) bonus amounts with respect to 2008 performance that were paid in 2009 and (ii) bonus amounts with respect to 2009 performance that were paid in 2010.

        Effective January 1, 2009, TDS amended its guidelines and procedures for awarding bonuses to executive officers. Prior to such amendments, such guidelines provided that bonuses were not earned or vested until the date the bonus was paid. As a result, such bonuses were not reported as earned in the Summary Compensation Table until the year in which such bonuses were paid. Effective for bonuses with respect to 2009 performance, the foregoing guidelines were amended to provide that, to the extent and only to the extent that any bonus is paid for a performance year, such bonus shall be deemed to have been earned on December 31 of that performance year. (Guidelines and procedures for awarding bonuses to John E. Rooney as President and Chief Executive Officer of U.S. Cellular were similarly amended. Information with respect to such changes and John E. Rooney is included in U.S. Cellular's proxy statement relating to its 2010 annual meeting of shareholders.)

        As a result of such amendments, the bonus paid in 2010 relating to performance in 2009 is being reported as earned in 2009 in the Summary Compensation Table. Accordingly, the below Summary Compensation Table in this 2010 proxy statement includes both the bonus relating to 2008 performance that was paid and earned in 2009 pursuant to the prior guidelines and the bonus relating to 2009 performance that was paid in 2010 but deemed to be earned in 2009 pursuant to the amended guidelines. Beginning with 2010 compensation as reported in the 2011 proxy statement, only one year of bonus will be reported going forward. The 2010 compensation reported in the 2011 proxy statement will include only the bonus paid in 2011 relating to 2010 performance.

        In addition to the foregoing change, the below Summary Compensation Table also includes certain changes in the columns in which the bonus is reported, as required by SEC rules as a result of the amendment of the guidelines for certain executive officers. With respect to the bonus relating to performance in 2008 and prior years, because the bonus amount was entirely discretionary and not deemed to be earned unless and until paid, the entire amount of the bonus was reported under the "Bonus" column under SEC rules. However, beginning with the bonus relating to performance in 2009, certain amounts of the bonus are included under column (g), "Non-Equity Incentive Plan Compensation". This is because, under SEC rules, the portion of the bonus that is based on performance is deemed to be non-equity incentive plan compensation, and must be reported under the column captioned "Non-Equity Incentive Plan Compensation." See discussion below under "Company Performance." Accordingly, a portion of the bonus paid in 2010 that is based on 2009 company performance is included in column (g) and the balance of the bonus paid in 2010 relating to 2009 is included in the "Bonus" column, along with 100% of the bonus paid in 2009 relating to 2008 performance under the prior guidelines. The portion of the bonus paid in 2010 based on 2009 performance that is included in the "Non-Equity Incentive Plan Compensation" column is the amount of the bonus calculated based on company performance excluding any positive discretionary adjustment to such bonus and excluding any discretionary bonus based on individual performance. Such bonus amounts that are not included in the "Non-Equity Incentive Plan Compensation" column are included in the "Bonus" column.

        In general, other facts and circumstances that the Compensation Committee considers in determining the annual cash compensation of the named executive officers and/or that the President and CEO considers in his evaluation and recommendation to the Compensation Committee with respect to the named executive officers, other than the President and CEO, include the following: the fact that TDS is a public company; the publicly-available benchmark information of cash compensation of TDS' publicly-held peers and other publicly-held companies, as discussed below; the fact that TDS is primarily a regional competitor and that some of its competitors are national or global telecommunications companies that are much larger than TDS and possess greater resources than TDS; the fact that TDS is a controlled company; and the fact that the primary financial focus of TDS as a consolidated enterprise is the increase of long-term shareholder value through growth. Additional facts and circumstances considered with respect to the named executive officers are discussed below in the discussion relating to each such officer.

        The Compensation Committee also determines long-term equity compensation awards to the identified executive officers under the TDS 2004 Long-Term Incentive Plan, which include options, restricted stock units and bonus match units, as discussed below. Grants of options, restricted stock units and bonus match units by TDS to the President and CEO and the other executive officers are generally made to all such officers at the same time in a particular year. In 2009, options and restricted stock units were granted on May 21, 2009. Bonus match units were granted on March 6, 2009 (the date that the related bonus was determined). TDS may also make grants of equity awards during other times of the year as it deems appropriate. All option, restricted stock unit and bonus match unit awards are expensed over the applicable vesting periods.

        TDS does not backdate options or have any program, plan or practice to time the grant of awards in coordination with the release of material non-public information.

        The Compensation Committee does not consider an officer's outstanding equity awards or stock ownership levels when determining the value of the long-term incentive award component of such officer's compensation. The Compensation Committee makes long-term incentive awards based on performance for a particular year and other considerations as described herein and does not consider outstanding equity awards and stock ownership to be relevant in connection therewith.

Risks Relating to Compensation to Executive Officers

        TDS does not believe that the incentives in compensation arrangements maintained by TDS encourage executive officers to take unnecessary, excessive or inappropriate risks that could threaten the value of TDS, or that risks arising from TDS' compensation policies and practices for executive officers are reasonably likely to have a material adverse effect on TDS, as explained below. The following matters were considered by the TDS Compensation Committee with respect to risks relating to compensation to TDS' executive officers.

        TDS' compensation policies for executive officers are intended to provide incentives for the achievement of corporate and individual performance goals and to provide compensation consistent with the financial performance of TDS. TDS' policies establish incentive compensation performance goals for executive officers based on factors over which such officers have substantial control and which are important to TDS' long-term success. TDS believes that the elements of compensation are appropriately balanced between short and long-term compensation in a way that does not encourage excessive risk taking. In particular, all executives receive a competitive base salary that is paid regardless of performance and a significant portion of compensation is long-term incentive compensation, which discourages short-term risk taking.

        Although executive officers also receive an annual bonus (including bonus amounts that are reported as Non-Equity Incentive Plan Compensation in the Summary Compensation Table as required under SEC rules—see discussion under "Annual Cash Compensation—Summary of Bonus Payments" below), only part of the annual bonus is based on company performance—the rest is based on individual performance and discretion. Further, even with respect to company performance, TDS does not have incentive plans pursuant to which executive officers become entitled to compensation as a result of the achievement of a certain level of performance regardless of the risk undertaken. All incentive compensation is discretionary and, as a result, could be reduced or not awarded if an executive officer caused TDS to undertake unauthorized risk. Further, TDS believes that its controls and monitoring do not provide officers with substantial discretion that would permit them to undertake unauthorized risk.

        Also, long-term equity compensation includes restricted stock units that retain value even if stock prices decline. As a result, as long as the stock continues to have some value, such awards will not expire without value and, as a result, do not encourage risk taking to attempt to avoid having awards expire without value, as could occur with stock options. Although executive officers also receive stock options, multi-year vesting and an exercise period that is generally ten years reduces the potential for excessive risk taking and, in any event, options are only one of several elements of compensation.

        Also, depending on the facts and circumstances, TDS may seek to adjust or recover awards or payments if the relevant performance measures upon which they are based are restated or otherwise adjusted in a manner that would reduce the size of an award or payment.

        As a telecommunications company, TDS faces general business risks similar to many other businesses and certain other risks relating to the telecommunications business (as disclosed in TDS' most recent Annual Report on Form 10-K). TDS has an authorization policy that requires various levels of approvals for executive officers to take action depending on the dollar amount involved, and internal controls, procedures and processes to monitor and review such actions. Under such policy, executive officers have dollar limits with respect to the matters that they can approve on their own. Actions involving amounts over such limits would need to be approved by the board of directors and/or more than one executive officer of TDS.

        Also, as discussed below under "Risks from Compensation Policies and Practices", TDS does not believe that risks arising from TDS' compensation policies and practices for its employees, including non-executive officers, are reasonably likely to have a material adverse effect on TDS.

Compensation Consultant

        Towers Watson (f/k/a Towers Perrin) is TDS management's primary compensation consultant. The Compensation Committee also utilizes the services of this consultant as described below.

        In 2009, the role of such compensation consultant in determining or recommending the amount or form of executive officer compensation was to provide external benchmarking data to TDS from its executive compensation survey database and to provide recommendations on the type and amount of compensation to be granted to officers.

        The nature and scope of the assignment, and the material elements of the instructions or directions given to such consultant with respect to the performance of its duties under its engagement, were to make recommendations based on external benchmarking data obtained from its executive compensation survey database. See "Benchmarking" below.

        In addition, the Compensation Committee's charter provides that the committee shall have the authority to engage advisors as it deems necessary to carry out its duties and that TDS shall provide appropriate funding, as determined by the Compensation Committee, for payment of any advisor retained by the committee, as well as ordinary administrative expenses of the committee that are necessary or appropriate in carrying out its duties. Pursuant to such authority, the Compensation Committee has engaged Compensation Strategies, Inc., a provider of executive compensation consulting services, since 2008. Compensation Strategies is independent and does not have any other relationships with TDS or its affiliates.

        The role of Compensation Strategies in determining or recommending the amount or form of executive officer compensation, the nature and scope of the assignment, and the material elements of the instructions or directions given to such consultant with respect to the performance of its duties under its engagement, are to review TDS' various compensation elements and programs and to provide independent analysis and advice to the Compensation Committee for the purpose of evaluating such elements and programs. As discussed below under "Benchmarking", such compensation consultant conducted a competitive review of compensation levels of TDS executive officers in 2009 as a cross-check to the information provided by Towers Watson.

        Other than to provide to the Compensation Committee the foregoing advice or recommendations on the amount or form of executive compensation, neither Compensation Strategies nor its affiliates provided any additional services to TDS or its affiliates or to the Compensation Committee in 2009.

        Neither Towers Watson nor Compensation Strategies provides any advice as to director compensation.

Benchmarking

        TDS engages in benchmarking as described below.

        For executive compensation purposes, market benchmark data was obtained from the Towers Watson Executive Compensation Database. For compensation decisions in 2009, data was obtained from the 2008 database. The database contained over 750 companies that represented a diverse range of companies across all industries, including companies from the telecommunications, retail, financial, electronics, pharmaceutical, manufacturing and consumer products sectors. The data was developed using regression analysis based on annual revenues approximating TDS' revenues. When regression data was not available, tabular data from the database was used, and approximately scoped to reflect TDS revenues. This database was used to benchmark the ranges of annual cash compensation considered to be appropriate for the named executive officers, as discussed below. This database also was used to benchmark the equity compensation awards of named executive officers, as discussed below. TDS believes this approach is a reasonably accurate reflection of the competitive market for such elements of compensation necessary to retain current executives and attract future executives to positions at TDS. In addition, TDS believes this methodology is more statistically valid than solely benchmarking these elements of compensation to the limited number of companies in the peer group used for the Stock Performance Graph for the applicable performance year.

        The identities of the individual component companies that are included in the Towers Watson database are neither disclosed to nor considered by TDS or the Compensation Committee. TDS and the Compensation Committee rely upon and consider to be material only the aggregated survey data prepared by Towers Watson. They do not obtain or consider information on the identities of the individual companies included in the survey in connection with any compensation decisions because this information is not considered to be material and because they rely on the services of Towers Watson for such purposes.

        In 2009, the Compensation Committee also obtained peer group information from its independent compensation consultant, Compensation Strategies. In particular, in 2009, Compensation Strategies provided market data for a peer group for purposes of a competitive review of compensation levels of TDS' executive officers. This was done as a cross-check against the compensation that was approved based on the above information provided by Towers Watson.

        For this cross-check, Compensation Strategies created an industry peer group that consisted of 17 publicly-traded companies of similar size to TDS from the telecommunications industry. The 2008 annual revenues of this group ranged from approximately $902 million to $13.8 billion (with a median and average of approximately $2.2 billion and $3.0 billion, respectively). The market capitalization ranged from $9 million to $6.2 billion (with a median and average of approximately $1.2 billion and $2.1 billion, respectively). The companies in this group were: Centennial Communications, CenturyTel, Cincinnati Bell, Embarq, Frontier Communications (f/k/a Citizens Communications), Global Crossing, IDT Corp., Leap Wireless International, Level 3 Communications, MetroPCS Communications, NII Holdings, Primus Telecommunication Group, Qwest Communications International, tw telecom (f/k/a Time Warner Telecom), Virgin Mobile USA, Windstream, and XO Holdings.

        TDS also generally considers the companies in the peer group index included in the "Stock Performance Graph" that is included in the TDS annual report to shareholders, as discussed below, as well as other companies in the telecommunications industry and other industries, to the extent considered appropriate, based on similar size, function, geography or otherwise. This information is used to generally understand the market for compensation arrangements for executives, but is not used for benchmarking purposes.

        TDS selected the Dow Jones U.S. Telecommunications Index, a published industry index, as its peer group for the Stock Performance Graph. As of December 31, 2008, the Dow Jones U.S. Telecommunications Index was composed of the following companies: AT&T, CenturyTel, Cincinnati Bell, Embarq, Frontier Communications, Leap Wireless International, Leucadia National, Level 3 Communications, MetroPCS Communications, NII Holdings, Qwest Communications International, RCN Corp., Sprint Nextel, Telephone and Data Systems (TDS and TDS.S), tw telecom (Class A), U.S. Cellular, Verizon Communications, Virgin Media and Windstream. As of December 31, 2009, this index no longer includes Embarq Corp. or RCN Corp. due to removal by Dow Jones as a result of acquisition or otherwise.

Company Performance

        Each year, TDS calculates an overall percentage of TDS performance based on the performance of U.S. Cellular and TDS Telecom. Due to the change in the bonus guidelines discussed above, the following shows TDS' level of achievement with respect to both 2008 and 2009.

  2009 Performance

        Overall TDS performance for 2009 was 72.7% of target. This represents the average of the adjusted U.S. Cellular percentage of 72.0% and the TDS Telecom percentage of 74.8%, as weighted by a specified percentage intended to represent the approximate proportion of TDS that U.S. Cellular and TDS Telecom represent, calculated as follows:

Business Unit	2009 Bonus Program Performance as a Percent of Target Performance	Adjusted Performance		Allocated Proportion of Total Company	Unadjusted Weighted Performance	Adjusted Weighted Performance
	(a)	(b)		(c)	(a) × (c)	(b) × (c)
U.S. Cellular	62.5%	72.0%		75%	46.9%	54.0%
TDS Telecom	74.8%	74.8	%*	25%	18.7%	18.7%
Weighted Average Company Performance as a Percentage of Target					65.6%	72.7%

*
No adjustment was made to 2009 performance for TDS Telecom.

        Performance of U.S. Cellular is discussed in the U.S. Cellular proxy statement. As noted therein, the overall average percentage achieved with respect to 2009 performance for purposes of the U.S. Cellular bonus pool was calculated to be 62.5%. Nevertheless, the entire amount of the bonus pool is discretionary and subject to approval by the Chairman of U.S. Cellular. Pursuant to this discretionary authority, the Chairman adjusted the overall bonus pool to 72.0% of target. This was done due to the solid financial and operating results of U.S. Cellular in 2009 despite the continuing weak economy and a continuing challenging and competitive industry and due to other achievements by U.S. Cellular in 2009 that were not measured by the U.S. Cellular executive bonus plan, and to adjust for certain changes in facts and circumstances that were not anticipated when the targets were established.

        The following provides information on performance metrics and achievement of TDS Telecom with respect to 2009 that was considered in evaluating the bonus paid in 2010. Financial information presented in the below table is based on the performance metrics established specifically for bonus purposes and may not agree with the segment financial information for TDS Telecom reported in TDS' 2009 Form 10-K, which is based on GAAP, or with other publicly disclosed information. This table shows that the overall percentage achievement of the performance metrics was 74.8% with respect to 2009 for TDS Telecom. A discretionary adjustment to this percentage was not made with respect to 2009.

				(1)	(2)
Measurement	Actual 2009 Results	2009 Target	Actual Results as a % of Target	Minimum Threshold Performance (as a % of Target)	Maximum Performance (as a % of Target)	Target Points	Actual Points Earned	% Achieved
GROWTH
Consumer Weighted RGUs (Revenue Generating Units)	369,068	347,661	106%	80%	120%	140	183	131%
Commercial Weighted RGUs	75,996	108,153	70%	70%	130%	140	57	41%
Revenue per Account	$119.96	$122.97	98%	90%	110%	140	119	85%
CUSTOMER LOYALTY
Consumer Weighted Churn*	1.56%	1.58%	99%	110%	90%	90	101	112%
Commercial Weighted Churn*	1.35%	1.23%	110%	120%	80%	90	63	70%
PRODUCTIVITY
Cost to Provide Service per Weighted RGU*	$23.75	$23.17	103%	110%	90%	100	85	85%
General and Administrative (G&A) Expenses as a % of Revenue*	9.1%	9.5%	96%	110%	90%	100	140	140%
OVERALL PERFORMANCE
Return on Capital (ROC)	4.50%	6.39%	70%	80%	120%	200	0	0%

						1000	748	74.8%

*
Lower actual amount is better.

(1)
Minimum Threshold Performance is the percentage for each metric below which no points are awarded.

(2)
Maximum Performance is the percentage for each metric at or above which 200% of the targeted points are awarded. If this level is exceeded, no additional points are awarded for performance above 200%.

        If a metric does not meet the minimum threshold performance level, no target points are awarded with respect to such metric. If maximum performance or greater is achieved, 200% of the target points are awarded. As shown above, the minimum threshold was achieved with respect to all except one of the metrics, but was less than maximum performance in each case. As a result, the target points were prorated based on the formula included in the TDS Telecom bonus plan.

        A total of 748 actual versus 1,000 target points was achieved and, as a result, the overall percentage achieved was 74.8%.

  2008 Performance

        Overall TDS performance for 2008 was 66.25% of target. This represents the average of the adjusted U.S. Cellular percentage of 55% and the adjusted TDS Telecom percentage of 100%, as weighted by a specified percentage intended to represent the approximate proportion of TDS that U.S. Cellular and TDS Telecom represent, calculated as follows:

Business Unit	2008 Bonus Program Performance as a Percent of Target Performance	Adjusted Performance	Allocated Proportion of Total Company	Unadjusted Weighted Performance	Adjusted Weighted Performance
	(a)	(b)	(c)	(a) × (c)	(b) × (c)
U.S. Cellular	39%	55%	75%	29.25%	41.25%
TDS Telecom	99.9%	100%	25%	24.98%	25.00%
Weighted Average Company Performance as a Percentage of Target				54.23%	66.25%

        Performance of U.S. Cellular is discussed in the U.S. Cellular proxy statement. As noted therein, the overall average percentage achieved with respect to 2008 performance for purposes of the U.S. Cellular bonus pool was calculated to be 39%. Nevertheless, pursuant to his discretionary authority, the Chairman adjusted the overall bonus pool to 55% of target. In general, this was done due to the unexpected deterioration of the economic and competitive environment in 2008 after the targets were set in 2007, due to the solid financial and operating results of U.S. Cellular in 2008 despite a weak economy and an increasingly challenging and competitive industry, and due to other achievements by U.S. Cellular in 2008 that are not measured by the U.S. Cellular executive bonus plan.

        The following provides information on performance metrics and achievement of TDS Telecom with respect to 2008 that was considered in evaluating the bonus paid in 2009. Financial information presented in the below table is based on the performance metrics established specifically for bonus purposes and may not agree with the segment financial information for TDS Telecom reported in TDS' 2009 Form 10-K, which is based on GAAP, or with other publicly disclosed information. This table shows that the overall percentage achievement of the performance metrics was 99.9% with respect to 2008 for TDS Telecom. This percentage was rounded to 100% on a discretionary basis by the Chairman of TDS Telecom, who is also the President and CEO of TDS.

				(1)	(2)
Measurement	Actual 2008 Results	2008 Target	Actual Results as a % of Target	Minimum Threshold Performance (as a % of Target)	Maximum Performance (as a % of Target)	Target Points	Actual Points Earned	% Achieved
GROWTH
Growth in weighted RGUs (Revenue Generating Units)	82,109	163,828	50.1%	(30.0)%	230.0%	300	205	68.3%
Growth in usage/minutes of use (MOUs)	(0.9)%	4.1%	(23.1)%	(263.1)%	463.1%	100	66	66.0%
CUSTOMER LOYALTY
CLEC Commercial—Business Churn*	18.9%	16.2%	116.4%	167.9%	32.1%	60	46	76.7%
ILEC Commercial—Business Churn*	9.8%	9.5%	103.1%	166.4%	33.6%	60	57	95.0%
ILEC Consumer—Residential Churn*	29.6%	29.7%	99.7%	156.5%	43.5%	20	20	100.0%
ILEC Consumer—Residential Churn*	16.1%	14.8%	108.7%	156.8%	43.2%	60	51	85.0%
PRODUCTIVITY
Cost to Provide Service per RGU (weighted RGUs)*	$18.62	$18.84	98.8%	104.4%	95.6%	100	126	126.0%
General and Administrative (G&A) Expenses as a % of Revenue*	9.0%	10.2%	88.0%	113.1%	86.9%	100	192	192.0%
OVERALL PERFORMANCE
Return on Capital (ROC)	7.83%	7.29%	107.5%	58.0%	142.0%	200	236	118.0%

						1000	999	99.9%

*
Lower actual amount is better.

(1)
Minimum Threshold Performance is the percentage for each metric below which no points are awarded.

(2)
Maximum Performance is the percentage for each metric at or above which 200% of the targeted points are awarded. If this level is exceeded, no additional points are awarded for performance above 200%.

        If a metric does not meet the minimum threshold performance level, no target points are awarded with respect to such metric. If maximum performance or greater is achieved, 200% of the target points are awarded. As shown above, the minimum threshold was achieved with respect to each of the metrics, but was less than maximum performance in each case. As a result, the target points were prorated based on the formula included in the TDS Telecom bonus plan.

        A total of 999 actual versus 1000 target points was achieved and, as a result, the overall percentage achieved was 99.9%, but this was rounded to 100% on a discretionary basis as discussed above.

Personal Objectives and Performance

        In addition to TDS and/or business unit performance, the Compensation Committee may consider personal objectives and performance. The personal objectives and performance that the Compensation Committee considered in its evaluation of the President and CEO are discussed below. The personal objectives and performance that the President and CEO considered in his evaluation to the Compensation Committee of the named executive officers other than himself are also discussed below. There was no minimum level of achievement of any of those objectives that was required for any cash compensation decision. The assessment of the achievement of such objectives is not formulaic, objective or quantifiable. Instead, the individual performance considerations are factors, among others, that are taken into account in the course of making subjective judgments in connection with compensation decisions.

Annual Cash Compensation

        Annual cash compensation decisions, consisting of base salary for the current year and bonus based on performance, are generally made concurrently by the Compensation Committee each year for each of the identified executive officers. As discussed above, due to a change in the guidelines relating to bonuses effective in 2009, the 2009 rows in the below Summary Compensation Table include both (i) bonus amounts with respect to 2008 performance that were paid in 2009 and (ii) bonus amounts with respect to 2009 performance that were paid in 2010. Accordingly, the following discusses both such bonus amounts.

        As part of the process of determining the appropriate elements of annual cash compensation for the named executive officers, the Compensation Committee is provided with information about the compensation of similar executive officers at other companies, including chief executive officers of companies, chief executive officers and chief operating officers of their principal business units, if available, chief financial officers and other officers with responsibilities comparable to the foregoing TDS officers, as reported in proxy statements and salary surveys. The Compensation Committee also considers recommendations from the President and CEO regarding compensation for the named executives other than the President and CEO, each of which reports directly to him. The Vice President—Human Resources prepares for the committee an analysis of compensation paid to similar executive officers of other comparable companies. See "Benchmarking" above.

        Annually, the nature and extent of each executive officer's personal accomplishments and contributions for the year are determined, based on information submitted by the executive and by others familiar with his or her performance, including the President and CEO in the case of the named executive officers other than the President and CEO. The Compensation Committee evaluates the information in terms of the personal objectives established for such executive officer for the performance appraisal period.

        The Compensation Committee also makes an assessment of how well TDS did as a whole during the year, as discussed above, and the extent to which the President and CEO believes the executive officer other than the President and CEO contributed to the results, as discussed below. With respect to executive officers having primary responsibility over a certain business unit or division of TDS, the Compensation Committee considers the performance of the business unit or division and the contribution of the executive officer thereto.

        The Compensation Committee uses these sources and makes the determination of appropriate elements of compensation and ranges for such elements for such identified executive officers based on its informed judgment, using the information provided to it by the Vice President of Human Resources, including information from Towers Watson. The Compensation Committee also obtained information from its independent compensation consultant, Compensation Strategies. The elements of compensation and ranges for such elements are not based on any formal analysis nor is there any documentation of this decision making process.

        The Compensation Committee also has access to numerous performance measures and financial statistics prepared by TDS. This financial information includes the audited financial statements of TDS, as well as internal financial reports such as budgets and actual results, operating statistics and other analyses. In 2009 (and 2010 with respect to the performance bonus for 2009), the Compensation Committee also considered information from TDS' compensation consultant, Towers Watson, and its independent compensation consultant, Compensation Strategies, as discussed above. The committee may also consider such other factors as it deems appropriate in making its compensation decisions. No specific measures of performance are considered determinative in the compensation of executive officers. Instead, all the facts and circumstances are taken into consideration by the Compensation Committee. Ultimately, it is the informed judgment of the committee, after reviewing the compensation information provided by the Vice President—Human Resources, TDS' compensation consultant, Towers Watson, and its independent compensation consultant, Compensation Strategies, that determines the elements of compensation and total compensation for the executive officers.

        The base salary element of compensation of each officer is set within the range identified for this element based on an assessment of the responsibilities and the performance of such officer, also taking into account the performance of TDS and/or its business units or divisions, other comparable companies, the industry and the overall economy during the preceding year. Column (c), "Salary," of the below Summary Compensation Table includes the dollar value of base salary (cash and non-cash) earned by the identified executive officers during 2009, 2008 and 2007, whether or not paid in such year.

        Beginning with the 2007 performance year relating to bonuses that were paid in 2008, TDS established performance guidelines and procedures for awarding bonuses to certain officers (not including the President and CEO of each of TDS, U.S. Cellular and TDS Telecom). These guidelines and procedures were filed by TDS as Exhibit 10.1 to TDS' Form 10-Q for the quarter ended March 31, 2007, and an amendment thereto was filed by TDS as Exhibit 10.5 to TDS' Form 8-K dated November 19, 2008. For the 2008 performance year relating to bonuses that were paid in 2009, 70% of such officer's target bonus was based on his/her assessed performance. The remaining 30% was based on performance of TDS, based on the weighted average of the percentage achievement of target of U.S. Cellular and TDS Telecom. However, notwithstanding anything to the contrary, 100% of the bonus with respect to 2008 performance was discretionary and was not earned by the officer unless and until awarded and paid. The calculations of the bonus amounts for the named executive officers that received bonuses pursuant to these guidelines with respect to 2008 performance that were paid in 2009 is reflected below.

        As a result of the foregoing process, bonuses with respect to 2008 performance were not earned by the executive officers until they were approved and awarded in 2009. Similarly, bonuses with respect to 2007 and 2006 performance were not earned by the executive officers until they were approved and awarded in 2008 and 2007, respectively. Accordingly, bonuses with respect to 2008 performance are included in the below Summary Compensation Table as compensation earned in 2009 and bonuses with respect to 2007 and 2006 performance are included in the below Summary Compensation Table as compensation earned in 2008 and 2007, respectively. These amounts are included in column (d), "Bonus," of the below Summary Compensation Table.

        In addition, beginning with the 2008 performance year relating to bonuses that were paid in 2009, TDS established performance guidelines and procedures for awarding bonuses to the President and CEO. These guidelines and procedures were filed by TDS as Exhibit 10.2 to TDS' Form 8-K dated November 19, 2008. These guidelines and procedures provide that the Compensation Committee in its sole discretion determines whether an annual bonus will be payable to the President and CEO for a performance year and, if so, the amount of such bonus, and describe factors that may be considered by the committee in making such determination, including any factors that the committee in the exercise of its judgment and discretion determines relevant. The guidelines and procedures provide that no single factor will be determinative and no factor will be applied mechanically to calculate any portion of the bonus of the President and CEO. The entire amount of the bonus is discretionary. The guidelines and procedures provided that the President and CEO will have no right or expectation with respect to any bonus until the committee has determined whether a bonus will be paid for a performance year, and any such bonus was not earned or vested until the date the bonus was paid. The guidelines also provide that any bonus awarded with respect to a performance year will be paid during the period commencing on the January 1 immediately following the performance year and ending on the March 15 immediately following the performance year.

        The guidelines and procedures for awarding bonuses to the President and CEO and other officers were amended effective January 1, 2009. These guidelines and procedures were filed by TDS as Exhibits to TDS' Form 8-K dated November 18, 2009. Prior to such amendments, such guidelines and procedures provided that bonuses were not earned until the date the bonus is paid. As a result, bonuses were not reported as earned in the Summary Compensation Table until the year in which bonuses were paid. Effective for 2009, the foregoing guidelines and procedures were amended to provide that, to the extent and only to the extent that any bonus is paid for a performance year, such bonus shall be deemed to have been earned on December 31 of that performance year. For accounting purposes, TDS has been accruing bonuses in the performance year as required by Generally Accepted Accounting Principles. The effect of the amendment to the guidelines and procedures is that TDS will also now be reporting bonuses in the performance year for purposes of the Summary Compensation Table in its proxy statement. In addition, the percentages used for individual and company performance were changed effective January 1, 2009. For the 2009 performance year relating to bonuses that were paid in 2010, 60% of such officer's target bonus was based on his assessed performance. The remaining 40% was based on performance of TDS.

        As a result of such amendments, the bonus paid in 2010 relating to performance in 2009 is being reported as earned in 2009 in the Summary Compensation Table. Accordingly, the below Summary Compensation Table in this 2010 proxy statement includes both the bonus relating to 2008 performance that was paid and earned in 2009 pursuant to the prior guidelines and the bonus relating to 2009 performance that was paid in 2010 pursuant to the amended guidelines.

        In addition, the President and CEO of TDS Telecom is a named executive officer of TDS for the first time as of December 31, 2009. The TDS Telecom Chairman and TDS Compensation Committee have established performance guidelines and procedures for awarding bonuses to the President and CEO of TDS Telecom. These guidelines were filed as Exhibit 10.27 to TDS' Annual Report on Form 10-K for the year ended December 31, 2009. These guidelines and procedures provide that the TDS Telecom Chairman and TDS Compensation Committee in their sole discretion determine whether an annual bonus will be payable to the TDS Telecom President and CEO for a performance year and, if so, the amount of such bonus, and describe factors that may be considered by the TDS Telecom Chairman and TDS Compensation Committee in making such determination, including any factors that they in the exercise of their judgment and discretion determine relevant. The guidelines and procedures provide that no single factor will be determinative and no factor will be applied mechanically to calculate any portion of the bonus of the President and CEO of TDS Telecom. The entire amount of the bonus is discretionary. The guidelines and procedures provide that the President and CEO of TDS Telecom will have no right or expectation with respect to any bonus until the TDS Telecom Chairman and TDS Compensation Committee have determined whether a bonus will be paid for a performance year, and any such bonus is not vested until the date the bonus is paid. The foregoing guidelines and bonus plan also provide that, to the extent and only to the extent that any bonus is paid for a performance year, such bonus shall be deemed to have been earned on December 31 of that performance year. The guidelines also provide that any bonus awarded with respect to a performance year will be paid during the period commencing on the January 1 immediately following the performance year and ending on the March 15 immediately following the performance year.

        The following discusses annual cash compensation with respect to the specified named executive officers.

President and CEO

        The Compensation Committee evaluates the performance of the President and CEO of TDS in light of the annual and ongoing objectives for TDS and for its primary business units and the attainment of those objectives, and sets the elements of compensation for the President and CEO based on such performance evaluation and compensation principles.

        In addition to the general facts and circumstances that are considered for all executive officers as discussed above, facts and circumstances that the Compensation Committee considers in determining the annual cash compensation of LeRoy T. Carlson, Jr., the President and CEO of TDS (whom we sometimes refer to as "TDS CEO" in this discussion), include the following: the responsibilities of the TDS CEO; the period of time that the TDS CEO has held this position and served with TDS; the Compensation Committee's subjective view of the TDS CEO's contribution to the growth and development of TDS during that time; the fact that TDS is a holding company that includes two primary subsidiaries, TDS Telecom and U.S. Cellular; the fact that the TDS CEO is the Chairman of each of such subsidiaries; the prior year's performance of TDS Telecom (as discussed above) and U.S. Cellular (as discussed in the U.S. Cellular proxy statement); the overall performance of TDS, as discussed above; the performance of the TDS CEO, as discussed below; the personal objectives of the TDS CEO for the preceding year, as discussed below; the annual cash compensation of the other named executive officers, including the salary increase and bonus granted to each of such other officers, as discussed below; and the fact that the TDS CEO has a substantial beneficial interest in TDS, as described below under "Security Ownership of Management", and will benefit together with other shareholders based on the performance of TDS.

        With respect to the TDS CEO, the Compensation Committee considers the overall performance of TDS based on the weighted average performance of TDS Telecom and U.S. Cellular, as discussed above. No minimum level of performance is established for overall TDS performance. Instead, the Compensation Committee considers overall TDS performance after the fact but without any predetermined threshold performance level.

        Due to the change in the bonus guidelines discussed above, the following shows the level of achievement with respect to 2008 and 2009.

  2009 Performance

        As noted above, the overall percentage achievement of performance targets with respect to 2009 was 74.8% for TDS Telecom. As discussed in the U.S. Cellular proxy statement, the adjusted overall percentage achievement of performance targets with respect to 2009 was 72.0% for U.S. Cellular. As discussed above, the weighted average performance of these business units was 72.7%.

        The following provides information with respect to the achievement of the TDS CEO's personal objectives for 2009 related to the management of TDS and its business units: (i) TDS' adjusted overall company performance was 72.7% of target, as discussed above, (ii) TDS assisted U.S. Cellular and TDS Telecom in identifying and exploring attractive business opportunities, including evaluation of potential acquisition and development opportunities, resulting in the acquisition of one incumbent local exchange carrier by TDS Telecom and the acquisition by U.S. Cellular of several 700 MHz licenses that will enable U.S. Cellular to deploy 4G wireless services in a number of key markets, (iii) although TDS did not meet its objective of obtaining certain other additional spectrum at reasonable prices, this objective was not achieved due to uneconomic cost and interference issues, (iv) TDS pursued advocacy efforts with governmental regulatory authorities to seek to increase spectrum availability at reasonable prices, (v) TDS oversaw the strategies and programs of U.S. Cellular and TDS Telecom to deliver high levels of customer satisfaction and to successfully differentiate in the marketplace, resulting in continued achievement by U.S. Cellular of industry-leading customer satisfaction scores, and continued strong customer satisfaction results by TDS Telecom in spite of increasing competition, (vi) TDS assisted U.S. Cellular and TDS Telecom to identify and realize additional cost savings initiatives, including cost savings in handset pricing and procurement, procurement of other supplies and services and inter-carrier compensation, and efficiencies in streamlining financial and cash management processes, (vii) TDS pursued all reasonable measures to select optimal IT systems, including the Business Support Systems/Operating Support Systems (BSS/OSS) for U.S. Cellular and a new mainframe platform, primarily for TDS Telecom, (viii) TDS and U.S. Cellular successfully replaced their revolving credit agreements on competitive or better than competitive terms in spite of a challenging credit environment, (ix) TDS completed its $250 million share repurchase authorization that was approved in 2008 and commenced a new $250 million share repurchase authorization in 2009, and U.S. Cellular continued and increased its share repurchase authorization to offset dilution from compensation programs, and (x) TDS continued to fully staff its accounting and control functions and increased automation of its accounting functions, including revenue and fixed asset accounting systems.

        The Compensation Committee did not perform an individual assessment and analysis of each of the foregoing objectives. Each of the members of the Compensation Committee is a member of the TDS board of directors, and participates in regular and special board meetings where TDS' objectives and progress relating thereto are presented, considered and discussed. Based on such participation and the foregoing achievements, the Compensation Committee believes that the TDS CEO's overall individual performance exceeded expectations in 2009.

  2008 Performance

        As noted above, the adjusted overall percentage achievement of performance targets with respect to 2008 was 100% for TDS Telecom. As discussed in the U.S. Cellular proxy statement, the adjusted overall percentage achievement of performance targets with respect to 2008 was 55% for U.S. Cellular. As discussed above, the weighted average performance of these business units was approximately 66.25%.

        The following provides information with respect to the achievement of the TDS CEO's personal objectives for 2008: (i) TDS' adjusted overall company performance was approximately 66.25% of target, as discussed above, (ii) TDS remediated a material weakness related to income taxes and made excellent progress on significant deficiencies, continued to fully staff the accounting and control functions, filed all financial statements on time, improved accounting processes and increased accounting automation, (iii) considerable effort was made to obtain additional spectrum for the Chicago market at reasonable prices, but this objective was not achieved due to prices that were not considered to be reasonable, (iv) TDS, as the limited partner in King Street Wireless, successfully worked with the general partner of King Street Wireless in Auction 73 conducted by the FCC, resulting in 152 FCC licenses being acquired by King Street Wireless for $300.5 million covering 40.6 million pops, (v) TDS assisted, supported, and helped guide TDS Telecom's evaluation and execution of certain ILEC acquisitions, (vi) TDS and U.S. Cellular did not negotiate bank revolvers due to turmoil in the credit markets, but this was later accomplished in 2009, (vii) TDS improved the security of IT operations and customers and employee/associate data across TDS in 2008, and (viii) TDS purchased $200 million of its stock and U.S. Cellular purchased $33 million of its stock.

        The Compensation Committee did not perform an individual assessment and analysis of each of the foregoing objectives. Each of the members of the Compensation Committee is a member of the TDS board of directors, and participates in regular and special board meetings where TDS' objectives and progress relating thereto are presented, considered and discussed. Based on such participation and the foregoing achievements, the Compensation Committee believes that the TDS CEO's overall individual performance exceeded expectations in 2008.

  Base Salary

        The base salary of Mr. Carlson was $1,275,000 for 2008 and the Compensation Committee determined not to increase this amount in 2009. Accordingly, the base salary of Mr. Carlson remained at $1,275,000 for 2009. The range considered in approving Mr. Carlson's base salary for 2009 was approximately $1,030,000 to $1,220,000. This range was based on a survey from TDS' compensation consultant, Towers Watson, and represented the 50th to 75th percentiles, respectively, of a population of comparable base salaries. See "Benchmarking" above.

        For disclosure purposes, the base salary of Mr. Carlson for 2010 was increased to $1,313,300.

  Bonus

        Bonus Paid in 2010 for 2009 Performance: In March 2010, the Compensation Committee approved a bonus of $825,000 for Mr. Carlson with respect to 2009 performance, which was paid in 2010. Mr. Carlson's informal target bonus percentage with respect to the 2009 bonus paid in 2010 was 75% of his 2009 base salary of $1,275,000, or $956,250. Mr. Carlson's bonus of $825,000 was approximately 86.3% of his target. This reflects the overall company performance of approximately 72.7% for 2009 and the Compensation Committee's assessment of Mr. Carlson's personal achievements and performance as discussed above.

        Bonus Paid in 2009 for 2008 Performance: Also, in 2009, the Compensation Committee approved a bonus of $655,000 for Mr. Carlson with respect to 2008 performance, which was paid in 2009. Mr. Carlson's informal target bonus percentage with respect to the 2008 bonus paid in 2009 was 75% of his 2008 base salary of $1,275,000, or $956,250. Mr. Carlson's bonus of $655,000 was approximately 68% of his target. This reflects the overall company performance of approximately 66.25% for 2008 and the Compensation Committee's assessment of Mr. Carlson's personal achievements and performance as discussed above.

Other Executive Officers

        With respect to the officers identified in the Summary Compensation Table other than the TDS CEO, the Compensation Committee considers the TDS CEO's evaluation of the performance of such executive officers and sets the annual base and bonus compensation levels for such executive officers based on such performance evaluations and the compensation principles described above. In addition to the general factors described above, the compensation elements of certain officers are based on their specific responsibilities.

  Executive Vice President and Chief Financial Officer

        In addition to the general facts and circumstances that are considered for all executive officers as discussed above, additional facts and circumstances that the TDS CEO and Compensation Committee consider in determining the annual cash compensation of the Executive Vice President and Chief Financial Officer (whom we sometimes refer to as "CFO" in this discussion) are as follows: the responsibilities of the CFO; the period of time that the CFO has held this position and served with TDS; the Compensation Committee's subjective view of the CFO's contributions to TDS during that time; the prior year's performance of TDS, as discussed above; the Compensation Committee's subjective view of the CFO's contributions to such performance of TDS; the CFO's relationship with management and personnel of U.S. Cellular and TDS Telecom; whether there has been any restatement of financial statements and the nature of any such restatement; progress in improving internal controls and remediating material weaknesses; and the TDS CEO's assessment of achievement of personal objectives of the CFO for the preceding year, as discussed below.

        Mr. Meyers' cash compensation in 2009 consisted of (i) his base salary as an officer of TDS in 2009 and (ii) the bonus earned by Mr. Meyers under the guidelines and procedures described above. Mr. Meyers' base salary as TDS' CFO for 2009 was established and approved by the Compensation Committee based on the recommendation of the TDS CEO considering a range based on a survey from

TDS' compensation consultant, Towers Watson, of a population of comparable base salaries, as discussed above under "Benchmarking."

  Base Salary

        Mr. Meyers' base salary was evaluated based on his responsibilities as TDS' CFO, and considering the compensation of officers at comparable companies with similar responsibilities. The range considered in approving Mr. Meyers' base salary for 2009 was approximately $515,000 to $585,000. This range was based on a survey from TDS' compensation consultant, Towers Watson, and represented the 50th to 75th percentiles, respectively, of a population of comparable base salaries. See "Benchmarking" above. The base salary approved for Mr. Meyers for 2009 was $614,000, representing a 3.2% increase over his 2008 base salary of $595,000.

        The salary of $614,000 exceeds the 75th percentile for the following reasons: Prior to his appointment as CFO of TDS, Mr. Meyers was the Executive Vice President—Finance, Treasurer and Chief Financial Officer of U.S. Cellular for many years and had been employed by U.S. Cellular in financial and accounting capacities since 1987. Mr. Meyers became the Executive Vice President and Chief Financial Officer of TDS on January 1, 2007. Mr. Meyers was promoted to this position to succeed the former CFO with general directions to improve the accounting and finance functions of TDS and its business units, complete the restatement of financial statements, remediate material weaknesses, file all future financial statements on time and without further restatements, fully staff accounting and control functions enterprise-wide, develop detailed system-wide accounting policies and processes, improve the budget process, and improve relationships and communications with outside auditors, outside counsel, directors, other officers, management, business units, and the business development, corporate strategy and enterprise strategy groups. Since that time, Mr. Meyers' performance at TDS has exceeded expectations. Accordingly, the TDS CEO and Compensation Committee believe that Mr. Meyers' base salary is at an appropriate level considering the importance of Mr. Meyers' responsibilities, his performance at TDS since 2007, his long period of service to U.S. Cellular and TDS and his extensive experience with and knowledge of U.S. Cellular and TDS and the telecommunications industry.

        For disclosure purposes, the base salary of Mr. Meyers for 2010 was increased to $632,500.

  Bonus

        Bonus Paid in 2010 for 2009 Performance: Mr. Meyers received a bonus of $334,300 with respect to 2009 performance, which was paid in 2010. Mr. Meyers' target bonus was 50% of his 2009 base salary of $614,000, or $307,000, of which 40% is for company performance and 60% is for individual performance. As described above, TDS' adjusted performance was 72.7% of target for 2009. Mr. Meyers' bonus of $334,300 represents a bonus of 72.7% of his target bonus for company performance and 133% of his target bonus for individual performance. The individual performance percentage was based on the recommendation of the TDS CEO, reflecting the fact that Mr. Meyers' performance in 2009 exceeded expectations, as discussed below.

        The TDS CEO believes that the CFO's overall individual performance exceeded expectations in 2009. In particular, the following provides additional information with respect to the CFO's achievements in 2009: Mr. Meyers (i) maintained solid control over financial reporting and accounting, (ii) continued to improve relations with the outside auditor, (iii) successfully managed significant share repurchases, (iv) successfully oversaw the replacement of the revolving credit agreements at TDS and U.S. Cellular, (v) maintained a careful investment posture with the liquid assets of the TDS enterprise, (vi) continued to have an excellent culture in the finance, control and other areas of responsibility, (vii) provided excellent contributions to the strategy process at the TDS board of directors, U.S. Cellular board of directors, TDS enterprise strategy group and TDS corporate strategy group, (viii) worked closely with outside consultants to develop long-run strategic views, (ix) provided excellent guidance on several high level organization design and executive appointment issues, (x) provided sound and effective oversight of accounting and control at U.S. Cellular and TDS Telecom, (xi) provided sound review of proposed strategies and budgets of business units and recommendations for improvement, (xii) provided capable and trusted interface between TDS corporate and key business unit executives, (xiii) made excellent presentations to TDS board of directors, (xiv) participated strongly and well as a member of each of the TDS and U.S. Cellular board of directors, (xv) successfully found and integrated a successor to the TDS Vice President of Corporate Relations, (xvi) helped in transitions on the TDS board of directors and U.S. Cellular board of directors, (xvii) maintained and built excellent relations with each of the TDS and U.S. Cellular board of directors, and (xviii) contributed to the process of reforming post-retirement health and medical benefits for TDS and TDS Telecom.

        Bonus Paid in 2009 for 2008 Performance: Also, in 2009, the Compensation Committee approved a bonus of $329,900 for Mr. Meyers with respect to 2008 performance, which was paid in 2009.

        Mr. Meyers' target bonus was 50% of his 2008 base salary of $595,000, or $297,500, of which 30% is for company performance and 70% is for individual performance. As described above, TDS' adjusted performance was 66.25% of target for 2008. Mr. Meyers' bonus of $329,900 represents a bonus of 66.25% of his target bonus for company performance and 130% of his target bonus for individual performance. The individual performance percentage was based on the recommendation of the TDS CEO, reflecting the fact that Mr. Meyers' performance in 2008 exceeded expectations, as discussed below.

        The following discusses the CFO's goals and achievements in 2008: Mr. Meyers (i) completed process improvements resulting in removal of TDS' remaining material accounting weakness in tax accounting, made substantial progress in automating certain accounting processes, upgraded accounting and control staff, developed and provided guidance to existing accounting/control staff, and improved relationships with PricewaterhouseCoopers LLP, TDS' independent registered public accountant, (ii) strongly contributed to corporate strategy group and enterprise strategy group process, discussion and action, (iii) maintained excellent relations with U.S. Cellular senior executive leadership, fostering cooperation and teamwork between TDS and U.S. Cellular, (iv) continued to develop understanding of TDS Telecom's business to become a valued major contributor in discussions of TDS Telecom strategy, (v) provided excellent contribution to all corporate development activity, (vi) spearheaded development of and personified the TDS Mission, Values and Behaviors, (vii) successfully brought the variable prepaid forward contracts to a conclusion on favorable terms, (viii) maintained a prudent posture regarding investment of TDS' and U.S. Cellular's liquid funds, (ix) provided sound direction on repurchases of TDS common and special common stock and also of U.S. Cellular stock, (x) made high quality presentations to the TDS board of directors based on high quality written materials provided in advance of the meetings, (xi) made excellent contributions to board discussions at both TDS and U.S. Cellular, (xii) did an outstanding job representing the company and U.S. Cellular at investor conferences and in one-on-one meetings with investors, (xiii) brought other staff along to higher levels of responsibility and achievement, (xiv) provided fine working relationships between accounting and control staff throughout TDS and the business units, (xv) led the substantial portion of TDS Corporate associates/employees for which he was responsible to high enthusiasm and high marks on the TDS Corporate Culture Survey, (xvi) maintained excellent relationships with audit committees of TDS and U.S. Cellular, (xvii) provided excellent counsel to the TDS CEO on a large number of important issues, (xviii) provided creative, unique and constructive ideas to TDS executives on a wide-range of situations and (xix) although TDS and U.S. Cellular did not achieve the objective of negotiating bank revolvers in 2008 due to turmoil in the credit markets, this was later accomplished in 2009 under the direction of the CFO. As a result, the TDS CEO believes that the CFO's performance exceeded expectations in 2008.

  Senior Vice President of Acquisitions and Corporate Development

        In addition to the general facts and circumstances that are considered for all executive officers as discussed above, additional facts and circumstances that the TDS CEO and Compensation Committee consider in determining the annual cash compensation of the Senior Vice President of Acquisitions and Corporate Development (whom we sometimes refer to as "SVP-ACD" in this discussion) are as follows: the responsibilities of the SVP-ACD; the period of time that the SVP-ACD has held this position and served with TDS; the Compensation Committee's subjective view of the SVP-ACD's contributions to TDS during that time; the prior year's performance of TDS, as discussed above; the Compensation Committee's subjective view of the SVP-ACD's contributions to such performance of TDS; and the TDS

CEO's assessment of achievement of personal objectives of such officer for the preceding year, as discussed below.

  Base Salary

        Mr. Williamson's base salary was evaluated based on his responsibilities as SVP-ACD, and considering the compensation of officers at comparable companies with similar responsibilities. The range considered in approving Mr. Williamson's base salary for 2009 was approximately $385,000 to $415,000. This range was based on the survey from TDS' compensation consultant, Towers Watson, and represented the 50th to 75th percentiles, respectively, of a population of comparable base salaries. See "Benchmarking" above. The base salary approved for Mr. Williamson for 2009 was $583,000, representing a 3.2% increase over his 2008 base salary of $565,000.

        The salary of $583,000 exceeds the 75th percentile for the following reasons: Mr. Williamson has been a vice president and the chief corporate development officer of TDS since 1995. Mr. Williamson has been a senior vice president since 1998. TDS considers its corporate development activities to be key and integral business functions. Mr. Williamson also provides important services with respect to strategic planning for TDS and its business units. Mr. Williamson has consistently exceeded expectations during his lengthy tenure at TDS. As a result, Mr. Williamson's compensation has risen above the 75th percentile as a consequence of his many years of service and salary increases over such period of time commensurate with his consistently high rating. The TDS CEO and Compensation Committee believe that Mr. Williamson's base salary is at an appropriate level considering the importance of Mr. Williamson's responsibilities and his consistently outstanding performance over a long period of time.

        For disclosure purposes, the base salary of Mr. Williamson for 2010 was increased to $594,500.

  Bonus

        Bonus Paid in 2010 for 2009 Performance: Mr. Williamson received a bonus of $233,800 with respect to 2009 performance, which was paid in 2010. Mr. Williamson's target bonus percentage with respect to the 2009 bonus paid in 2010 was 35% of his 2009 base salary of $583,000, or $204,050, of which 40% is for company performance and 60% is for individual performance. As described above, TDS' adjusted performance was 72.7% of target for 2009. Mr. Williamson's bonus of $233,800 represents a bonus of 72.7% of his target bonus for company performance and 142.5% of his target bonus for individual performance. The individual performance percentage was based on the recommendation of the TDS CEO, reflecting the fact that Mr. Williamson's performance exceeded expectations, as discussed below.

        The Compensation Committee considers the TDS CEO's assessment of the achievements of the SVP-ACD. In particular, with respect to 2009, the following factors were considered: Mr. Williamson (i) provided excellent contribution to enterprise and business unit strategy development, (ii) managed extensive review of the possible acquisition of certain wireless properties and valuation of interests in connection therewith, (iii) facilitated new and promising roaming arrangements, (iv) facilitated the development of a business plan for the acquisition of hosting and managed services by TDS Telecom, (v) worked on numerous rural and incumbent local exchange carrier acquisition opportunities, (vi) managed the acquisition of a significant number of 700 MHz licenses, (vii) made excellent presentations to the TDS and U.S. Cellular boards of directors, (viii) made strong contributions in the enterprise strategy group and corporate strategy group, (ix) conducted outstanding development team education meetings, (x) maintained fine relationships with TDS small business partners, (xi) provided sound counsel to the TDS CEO on important matters and (xii) maintained fine relationships with other TDS and business unit executives.

        Bonus Paid in 2009 for 2008 Performance: Mr. Williamson received a bonus of $259,500 with respect to 2008 performance, which was paid in 2009. Mr. Williamson's target bonus percentage with respect to the 2008 bonus paid in 2009 was 35% of his 2008 base salary of $565,000, or $197,750, of which 30% is for company performance and 70% is for individual performance. As described above, TDS' adjusted performance was 66.25% of target. Mr. Williamson's bonus of $259,500 represents a bonus of 66.25% of his target bonus for company performance and 159% of his target bonus for individual performance. The individual performance percentage was based on the recommendation of the TDS CEO, reflecting the fact that Mr. Williamson's performance exceeded expectations, as discussed below.

        The following discusses goals and achievements of the SVP-ACD in 2008: Mr. Williamson (i) successfully participated with TDS' partner in Auction 73, which acquired valuable 700 MHz licenses at reasonable prices, (ii) obtained significant additional 700 MHz licenses at reasonable prices, (iii) successfully participated with TDS' partner in Auction 78, which acquired 1900 MHz licenses on favorable terms, (iv) oversaw consulting work at U.S. Cellular and at TDS Telecom, (v) worked with U.S. Cellular relating to possible purchase/trade of wireless properties, (vi) provided excellent reports to the TDS board of directors, (vii) provided excellent input to corporate and enterprise strategy groups, (viii) maintained an energized corporate development team, (ix) developed outstanding corporate development team meetings, (x) participated thoughtfully in matters relating to U.S. Cellular, (xi) analyzed many deals, avoiding poor acquisitions, (xii) maintained excellent relationships with TDS corporate and business unit executives, (xiii) completed several rural local exchange carrier ("RLEC") acquisitions which strengthened TDS Telecom's RLEC footprint and (xiv) undertook considerable effort to obtain additional spectrum for the Chicago market at reasonable prices, although the objective was not achieved due to prices that were not considered to be reasonable. As a result, the TDS CEO believed that Mr. Williamson's performance exceeded expectations in 2008.

  TDS Telecom President and CEO

        In addition to the general facts and circumstances that are considered for all executive officers as discussed above, additional facts and circumstances that the Chairman of TDS Telecom and the TDS Compensation Committee consider in determining the annual cash compensation of the President and Chief Executive Officer of TDS Telecom (whom we sometimes refer to as "TDS Telecom CEO" in this discussion) are as follows: Mr. Wittwer's position and the fact that, as President and CEO of TDS Telecom, Mr. Wittwer is primarily responsible for the performance of TDS Telecom; the fact that Mr. Wittwer has held this position since January 2007; that previously Mr. Wittwer served as Executive Vice President and Chief Operating Officer (COO) of TDS Telecom, President of TDS Telecom's incumbent local exchange carrier operations and Executive Vice President—Staff Operations, Chief Financial Officer, Treasurer and Assistant Secretary of TDS Telecom, and has been employed by TDS Telecom since 1983; the fact that TDS Telecom is a wholly-owned subsidiary of TDS and is not publicly-traded; and the subjective views of the TDS Telecom Chairman and the TDS Compensation Committee of the extent to which Mr. Wittwer contributed to the performance of TDS Telecom during his employment at TDS Telecom.

        The TDS Telecom Chairman and the TDS Compensation Committee also considered the extent to which the TDS Telecom CEO contributed to TDS Telecom's performance with respect to the preceding year. As the TDS Telecom CEO, David A. Wittwer is the principal executive officer of TDS Telecom and supervises and controls all of the business and affairs of TDS Telecom. As a result, Mr. Wittwer is primarily responsible for the performance of TDS Telecom.

  Base Salary

        Mr. Wittwer's base salary was evaluated based on his responsibilities as the TDS Telecom CEO, and considering the compensation of officers at comparable companies with similar responsibilities. The range considered in approving David A. Wittwer's base salary for 2009 as the TDS Telecom CEO was approximately $475,000 to $695,000. This range was based on a survey from TDS' compensation consultant, Towers Watson, and represented the 25th to 75th percentiles, respectively, of a population of comparable base salaries. The population of comparable base salaries was comprised one-half of the base salaries of chief executive officers of companies and one-half of the base salaries of sector heads of a major segment of a company's operations, similar in size to TDS Telecom. See "Benchmarking" above. The base salary approved for Mr. Wittwer for 2009 was $496,000, representing a 4% increase over his 2008 base salary of $477,000. The base salary approved for Mr. Wittwer for 2009 of $496,000 reflects the level considered to be appropriate in the judgment of the TDS Telecom Chairman and TDS Compensation Committee based on the factors discussed above.

        For disclosure purposes, the base salary of the TDS Telecom CEO for 2010 was increased to $513,000.

  Bonus

        Bonus Paid in 2010 for 2009 Performance: Mr. Wittwer received a bonus of $185,500 with respect to 2009 performance, which was paid in 2010. Mr. Wittwer's informal target bonus with respect to the 2009 bonus paid in 2010 was 50% of his 2009 base salary of $496,000, or $248,000. As described above, TDS Telecom's performance for 2009 was 74.8% of target. Mr. Wittwer's bonus of $185,500 was approximately 74.8% of his target for 2009. This primarily reflects the TDS Telecom performance of 74.8% for 2009 and the following achievements in 2009.

        With respect to the TDS Telecom CEO, the Compensation Committee considers the TDS Telecom Chairman's assessment of the achievements of the TDS Telecom CEO. As noted above, TDS Telecom's performance was 74.8% of target in 2009. In addition, the following discusses the TDS Telecom CEO's goals and achievements in 2009: Mr. Wittwer (i) drove a significant increase in DSL penetration, rapidly drove triple play penetration and drove long distance package penetration by TDS Telecom, despite a difficult economic environment, (ii) successfully introduced new package plans (bundles) that achieved rapid penetration, (iii) successfully moved many DSL customers to higher speed levels, (iv) increased penetration for managed IP services, (v) took steps to rationalize the CLEC business, moving the focus of the organization into small and medium business accounts and continued to develop separate suites of services for consumers and for small/medium businesses, (vi) successfully developed a strategic vision/plan for entry into the hosting and managed services areas for small and medium businesses, (vii) continued to improve fiber-to-the-home video offering in test markets, (viii) successfully integrated several rural local exchange carrier acquisitions, (ix) worked cooperatively with the TDS corporate development team, to investigate rural local exchange carrier and hosting/managed services acquisition opportunities, (x) made appropriate shifts in the focus of build-out plans, (xi) kept the TDS Telecom executive team highly motivated and moving forward, (xii) made excellent presentations to the TDS board of directors and TDS corporate development team, (xiii) participated effectively in enterprise strategy group, (xiv) kept TDS Telecom motivated and moving forward, while taking cost reduction steps, and (xv) successfully applied for and received stimulus grants. As a result, the TDS Telecom Chairman believes that the TDS Telecom CEO's performance exceeded expectations in 2009.

        Bonus Paid in 2009 for 2008 Performance: Also, in 2009, the Compensation Committee approved a bonus of $278,600 for Mr. Wittwer with respect to 2008 performance, which was paid in 2009. Mr. Wittwer's informal target bonus with respect to the 2008 bonus paid in 2009 was 50% of his 2008 base salary of $477,000, or $238,500. As described above, TDS Telecom's adjusted performance for 2008 was 100% of target. Mr. Wittwer's bonus of $278,600 was approximately 117% of his target for 2008. This reflects the TDS Telecom adjusted performance of 100% for 2008 and the subjective view of the TDS Telecom Chairman and TDS Compensation Committee that Mr. Wittwer's performance exceeded expectations in 2008, based on the following achievements.

        The following discusses the TDS Telecom CEO's goals and achievements in 2008. As noted above, TDS Telecom's adjusted performance was 100% of target in 2008. In addition, Mr. Wittwer (i) dramatically grew DSL customers and penetration, (ii) migrated DSL customers to higher speeds, (iii) dramatically grew the number of customers in triple play (voice, data, and video) bundles, (iv) achieved extremely low churn for customers in triple play bundles, (v) achieved modest rate of primary line loss compared to larger ILECs, (vi) rolled out managed IP services for business customers in CLEC and selected ILEC markets, (vii) grew long distance accounts despite lower physical lines (in ILEC), (viii) successfully integrated three acquisitions, reducing their cost structures, (ix) managed costs down to achieve cash flow budget, (x) continued implementation of Management Operating System, (xi) initiated a growth opportunity study and transferred ongoing responsibility to in-house resources from an outside consulting team, (xii) led effective efforts to preserve high cost funds, (xiii) identified several growth opportunities worthy of further exploration, (xiv) finalized 10 Gigabit backbone network plan (to drive simplification of rolling out new services) and selected vendors, (xv) continued focusing of capital spending on bringing fiber to more digital service areas, (xvi) when VDSL2+ rollout became impractical due to delays in equipment availability, adjusted capital planning to focus on bringing 10 Megabit speeds to as large a population of the ILEC customer base as possible, (xvii) kept top team together and motivated, (xviii) achieved record high new booked business revenue at CLEC, (xix) made effective presentations to the TDS board of directors, and (xx) maintained very high net promoter scores. As a result, the TDS Telecom Chairman believes that the TDS Telecom CEO's performance exceeded expectations in 2008.

  Summary of Bonus Payments

        The following shows certain information with respect to each named executive officer relating to the amount of the bonus relating to 2009 performance (paid in 2010) showing the amount of bonus awarded as a result of the achievement of the above company performance measures and the amount awarded on a discretionary, individual basis:

	LeRoy T. Carlson, Jr.	Kenneth R. Meyers	Scott H. Williamson	David A. Wittwer
2009 Base salary	$1,275,000	$614,000	$583,000	$496,000
Target bonus percentage	N/A	50%	35%	N/A

Target Bonus for 2009 Paid in 2010	N/A	$307,000	$204,050	N/A

Amount 2009 Bonus Paid in 2010 based on Company Performance	N/A	40%	40%	N/A

Target Bonus for Company Performance	N/A	$122,800	$81,620	N/A

Amounts reported under "Non-Equity Incentive Plan Compensation" column
Allocation of 65.6% based on unadjusted company performance in 2009	N/A	$80,557	$53,543	N/A

Amounts reported under Bonus Column:
Discretionary adjustment of company performance from 65.6% to approximately 72.7%	N/A	$8,743	$5,757	N/A
Discretionary bonus	$825,000	$245,000	$174,500	$185,500

Subtotal (reported under Bonus column)	$825,000	$253,743	$180,257	$185,500

Total Bonus for 2009 paid in 2010	$825,000	$334,300	$233,800	$185,000

Long-Term Equity Compensation

        The Compensation Committee also determines long-term equity compensation awards for the named executive officers under the TDS 2004 Long-Term Incentive Plan. The Compensation Committee may establish performance measures and restriction periods, and determine the form, amount and timing of each grant of an award, the number of shares of stock subject to an award, the purchase price or base price per share of stock associated with the award, and the time and conditions of exercise or settlement of the award and all other terms and conditions of the award.

        Although the Compensation Committee has the discretion to grant various awards, it generally only grants service-based restricted stock units and service-based options. The restricted stock units generally vest in full (cliff vesting) on December 15 in the second year following the grant, subject to continued employment. Options are exercisable until the tenth anniversary of the date of grant, subject to continued employment. Options granted in 2007 became exercisable on December 15 of the year of grant. However, TDS changed its policy beginning in 2008 so that options granted in 2008 and subsequent years become exercisable with respect to one-third of the number of shares subject to the option on each of the first, second and third anniversaries of the grant date.

        With respect to long-term compensation, the Vice President—Human Resources prepares for the Compensation Committee an analysis of long-term compensation paid to similar officers of other comparable companies (see Benchmarking above). This information is presented to the committee, which approves the long-term compensation of the named executive officers in part based on such information. The committee also looks at the mix of salary, bonus and long-term incentive compensation, and obtains additional information from Compensation Strategies, as discussed above.

        Long-term compensation decisions for the named executive officers are made by the Compensation Committee in a manner similar to that described for annual base salary and bonus decisions, except that the stock options and restricted stock units will generally vest over several years, in order to reflect the goal of relating long-term compensation of the named executive officers to increases in shareholder value over the same period. The President and CEO may recommend to the Compensation Committee long-term compensation in the form of stock option and restricted stock unit grants, stock appreciation rights ("SARs") or otherwise for executive officers other than the President and CEO.

        The performance of TDS is also a factor in determining the number of restricted stock units which will be awarded with respect to the executive officers. The named executive officer receives an award of options and restricted stock units in the current year based on the achievement of certain levels of corporate and individual performance in the immediately preceding year.

        Executive officers do not become entitled to any options or restricted stock units as a result of the achievement of any corporate or individual performance levels. The award of options and restricted stock units is entirely discretionary and the named executive officer has no right to any options or awards unless and until they are awarded. Pursuant to SEC rules, awards with respect to 2008 performance are included in the Summary Compensation Table below as compensation earned in 2009. All awards are granted in consideration for future service over the vesting period of the award.

        The named executive officers, other than David A. Wittwer, received an award of restricted stock units in 2009 based on the achievement of certain levels of corporate performance in 2008. Mr. Wittwer declined to accept an award of restricted stock units in 2009. All of the named executive officers received an award of restricted stock units in 2008 and 2007 based on the achievement of certain levels of corporate performance in 2007 and 2006, respectively. Column (e), "Stock Awards," of the Summary Compensation Table includes the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 718, Compensation—Stock Compensation ("FASB ASC 718") in 2009, 2008 and 2007.

        The named executive officers also received an award of options in 2009 based on the achievement of certain levels of individual performance in 2008 and received an award of options in 2008 and 2007 based on the achievement of certain levels of individual performance in 2007 and 2006, respectively. Column (f), "Option Awards," of the Summary Compensation Table includes the aggregate grant date fair value computed in accordance with FASB ASC 718 with respect to 2009, 2008 and 2007.

        Stock option awards represent a performance award based on an assessment of the individual's performance for the prior year. The restricted stock unit awards are based on TDS or business unit performance for the prior year. For awards granted in 2009 based on 2008 performance, the percentages of the total target long-term incentive value are 60% for performance stock options and 40% for restricted stock units. The total target long-term incentive value is determined primarily by multiplying the officer's salary by a multiple. The amount of this multiple is determined by the officer's title and job responsibilities and the benchmarking data from Towers Watson. See "Benchmarking".

        The value used for stock options and restricted stock units was determined by Towers Watson using a binomial methodology based on the stock price for TDS Special Common Shares of $23.35 on March 5, 2009. The values calculated by Towers Watson were $8.11 per TDS stock option and $20.21 per TDS restricted stock unit.

        As an example, the following provides information on how the foregoing was used to calculate the options and restricted stock units for the TDS CEO in 2009, and then describes how awards to other named executive officers were determined.

        On May 21, 2009, the Compensation Committee awarded the TDS CEO stock options to acquire 244,000 TDS Special Common Shares based on 2008 individual performance. The TDS options granted on May 21, 2009 have an exercise price of $26.95 per share, which was the closing price of a TDS Special Common Share on May 21, 2009, become exercisable with respect to one third of the shares subject to option on each of the first, second and third anniversaries of the date of grant and are exercisable until May 20, 2019.

        On May 21, 2009, the Compensation Committee also awarded the TDS CEO restricted stock units with respect to 41,141 TDS Special Common Shares based on 2008 company performance. The TDS restricted stock units will become vested on December 15, 2011.

        As noted above, the 2008 base salary of the TDS CEO was $1,275,000. The multiple used for the TDS CEO was 246%. This multiple used by the Compensation Committee was based on the information from Towers Watson for CEOs of the companies included in the benchmarking data.

        The total target long-term incentive value for the TDS CEO using the above formula was $3,137,000, determined by multiplying $1,275,000 by 246%. Using this amount, the target allocation for each component of long-term compensation was determined by using the percentages identified above, as follows:

Grant Type	Percentage of Target Value	Amount
Stock Options	60%	$1,882,000
Restricted Stock Units	40%	$1,255,000

Total	100%	$3,137,000

        Dividing the foregoing values by $8.11 per TDS stock option and $20.21 per TDS restricted stock unit results in the following calculation of the target options and restricted stock units. The following compares this target amount to the amounts granted by the Compensation Committee in 2009 to the TDS CEO:

Grant Type	Target Value	Target Grant	Actual Grant
Stock Options	$1,882,000	232,000	244,000
Restricted Stock Units	$1,255,000	62,100	41,141

Total	$3,137,000	n/a	n/a

        The Compensation Committee granted approximately 105% of the target of stock options based on its view that the TDS CEO had exceeded his personal objectives, identified above. With respect to the restricted stock unit amounts, the actual grant is 66.25% of the target grant based on TDS' overall performance in 2008 as discussed above.

        The following options and restricted stock units with respect to TDS Special Common Shares were granted to the other named executive officers in 2009:

Name	Number of Shares Underlying Stock Options	Number of Shares Underlying Restricted Stock Units
Kenneth R. Meyers	129,400	17,622
Scott H. Williamson	90,700	12,389
David A. Wittwer	89,500	N/A

        The following summarizes the information described above for the TDS CEO and provides comparable information with respect to option and restricted stock unit grants for the CFO, SVP-ACD and TDS Telecom CEO in 2009.

		Formula	TDS CEO	CFO	SVP-ACD	TDS Telecom CEO
a	2008 Salary		$1,275,000	$595,000	$565,000	$477,000
b	Multiple used		246%	226%	167%	203%
c	Long-Term Incentive Target Value	a × b	$3,137,000	$1,345,000	$944,000	$968,000
d	Options Target	c × 60%/$8.11	232,000	99,500	69,800	71,600
e	Approx. Individual Performance % for 2008		105%	130%	130%	125%
f	Options Granted	d × e	244,000	129,400	90,700	89,500
g	Target RSUs	c × 40%/$20.21	62,100	26,600	18,700	N/A
h	Company/Business Unit Performance % for 2008		66.25%	66.25%	66.25%	N/A
	RSUs Granted	g × h	41,141	17,622	12,389	N/A

        The individual performance percentage in the above table is based on each officer's individual performance assessment relating to 2008. The individual performance percentage for the TDS CEO was approximately 105% based on the Compensation Committee's view that the TDS CEO had exceeded expectations in 2008. The individual performance percentage for each of the CFO and SVP-ACD was approximately 130% based on the TDS CEO's evaluation and recommendation to the Compensation Committee that the CFO and SVP-ACD had exceeded expectations in 2008. The individual performance percentage for the TDS Telecom CEO was approximately 125% based on the TDS Telecom Chairman's evaluation and recommendation to the TDS Compensation Committee that the TDS Telecom CEO had exceeded expectations in 2008.

        The Company/Business Unit Performance percentage represents the overall performance of TDS in 2008, as discussed under "Company Performance" above. As noted therein, the overall company performance for TDS was approximately 66.25%. Accordingly, each of the identified executive officers received 66.25% of his target restricted stock units, except for the TDS Telecom CEO. No information is reported with respect to restricted stock units for the TDS Telecom CEO because the TDS Telecom CEO declined to accept an award of restricted stock units in 2009 and, thus, did not receive an award of restricted stock units in 2009.

Analysis of Compensation

        The following table identifies the percentage of each element of total compensation of each of the named executive officers other than John E. Rooney based on the Summary Compensation Table for 2009:

	LeRoy T. Carlson, Jr.	Kenneth R. Meyers	Scott H. Williamson	David A. Wittwer
Salary	20.2%	19.8%	24.8%	26.6%
Bonus
2008 Bonus Paid in 2009	10.4%	10.6%	11.0%	14.9%
2009 Bonus Paid in 2010	13.1%	8.2%	7.7%	9.9%
Stock Awards	17.9%	16.0%	14.2%	0%
Stock Options	37.1%	40.1%	37.0%	46.1%
Non-Equity Incentive Plan Compensation	0%	2.6%	2.3%	0%
Other	1.3%	2.7%	3.0%	2.5%

	100.0%	100.0%	100.0%	100.0%

        The percentages of certain compensation elements paid or awarded to David A. Wittwer (other than for stock awards) were elevated due to the fact that he declined to accept a stock award in 2009. In addition, the above percentages reflect the fact that 2009 compensation per the Summary Compensation Table includes both the bonus for 2008 performance paid in 2009 and the bonus for 2009 performance paid in 2010 due to a change in the bonus guidelines in 2009, as discussed above.

        As a result, the following table reconciles the compensation expense reported in the Summary Compensation Table reflecting only the 2009 bonus paid in 2010 for officers other than John E. Rooney.

	LeRoy T. Carlson, Jr.	Kenneth R. Meyers	Scott H. Williamson	David A. Wittwer
Total Compensation per Summary Compensation Table	$6,316,091	$3,100,713	$2,355,070	$1,863,852
Less 2008 Bonus paid in 2009	(655,000)	(329,900)	(259,500)	(278,600)

Adjusted Compensation reflecting only 2009 Bonus paid in 2010	$5,661,091	$2,770,813	$2,095,570	$1,585,252

        As indicated above, if compensation is adjusted to reflect only 2009 bonus paid in 2010, LeRoy T. Carlson, Jr.'s total compensation for 2009 would have been $5,661,091 and the total compensation for the other named executive officers, excluding John E. Rooney, for 2009 would have ranged from a high of $2,770,813 to a low of $1,585,252. Using this approach, Mr. Carlson's total compensation for 2009 is approximately 2.0 times the total compensation for 2009 of the next highest compensated named executive officer, other than John E. Rooney. When compared to the total compensation for 2009 (including only the 2009 bonus paid in 2010) for John E. Rooney of $3,887,411, as disclosed in the U.S. Cellular proxy statement, Mr. Carlson's total compensation is approximately 1.5 times the total compensation for 2009 of the next highest compensated named executive officer.

        This following explains the reasons for the disparity between the compensation of the President and CEO and the other named executive officers, and the disparities in compensation among the other named executive officers. As noted herein, TDS' overall compensation objectives are to (i) support TDS' overall business strategy and objectives; (ii) attract and retain high quality management; (iii) link individual compensation with attainment of individual performance goals and with attainment of business unit and TDS objectives; and (iv) provide competitive compensation opportunities consistent with the financial performance of TDS.

        As noted herein, TDS determines the amount of compensation to pay or provide to each named executive officer considering compensation practices of peers and other companies with similar characteristics, in order to support TDS' overall business strategy and objectives. As noted herein, TDS recognizes that it must compensate its executive officers in a competitive manner comparable to other similar companies in order to attract and retain high quality management, attain or exceed business objectives and targeted financial performance and increase shareholder value.

        Considering the foregoing, TDS recognizes that it needs to and believes that it should compensate the President and CEO at a level that considers the compensation of presidents and CEOs of similar companies, which compensation is higher than the compensation of other named executive officers of such companies. TDS believes that this is necessary to attract and retain a highly qualified person to serve as President and CEO and to compete successfully against other companies. A level of compensation similar to that paid to the President and CEO is not necessary to attract and retain, and therefore is not appropriate for, the other named executive officers. However, TDS recognizes that it needs to and believes that it should compensate the other named executive officers at levels that reflect the compensation of similarly situated positions at similar companies in order to attract and retain high quality persons for such positions at TDS.

        In addition, other factors have an impact on the amount of compensation of each particular officer, as discussed in detail above. For instance, an officer who exceeds expectations would generally have a higher relative level of compensation for his particular function than an officer who did not exceed expectations, all other things being equal. Further discussion of the basis for compensation levels of the individual officers based on TDS' performance, the executive's contribution to such performance, and the executive's individual performance is set forth above in this Compensation Discussion and Analysis.

        The Compensation Committee believes that the elements of compensation and total compensation of the above named executive officers of TDS were set at an appropriate level considering the foregoing principles.

        John E. Rooney's annual cash compensation is approved by LeRoy T. Carlson, Jr., the Chairman of U.S. Cellular, and long-term compensation for John E. Rooney is approved by the long-term incentive compensation committee of U.S. Cellular, as described in the 2010 proxy statement of U.S. Cellular.

Other Benefits and Plans Available to Identified Officers

        The identified officers participate in certain benefits and plans, as described below.

        As noted herein, TDS' overall compensation objectives for its executive officers are to (i) support TDS' overall business strategy and objectives; (ii) attract and retain high quality management; (iii) link individual compensation with attainment of individual performance goals and with attainment of business unit and TDS objectives; and (iv) provide competitive compensation opportunities consistent with the financial performance of TDS.

        To achieve these objectives, the Compensation Committee believes that the named executive officers must be offered a competitive compensation package, including benefits and plans. TDS' compensation packages are designed to compete with other companies for talented employees. TDS' benefits and plans are part of this package and are also designed to enable TDS to attract and retain highly qualified employees, including the named executive officers. Thus, the benefits and plans fit into TDS' overall compensation objectives primarily by helping TDS achieve the second objective of TDS' overall compensation objectives, which is to attract and retain high quality management. Benefits and plans are an important part of the mix of compensation used to attract and retain management, but do not otherwise significantly affect decisions relating to other elements of annual or long-term compensation, which are provided consistent with the above compensation objectives, including to support TDS' overall business strategy and objectives, link individual compensation with TDS goals and objectives and provide competitive compensation opportunities consistent with the financial performance of TDS, as well as attract and retain high quality management.

Deferred Salary and Bonus under Deferred Compensation Arrangements

        Deferred Compensation Arrangements.    The identified officers are permitted to defer salary and/or bonus pursuant to deferred compensation agreements or plans. The entire amount of the salary earned is reported in the Summary Compensation Table in column (c) under "Salary," whether or not deferred. The entire amount of the bonus earned is reported in the Summary Compensation Table in column (d) under "Bonus," whether or not deferred. Pursuant to the agreement or plan, the officer's deferred compensation account is credited with interest compounded monthly, computed at a rate equal to one-twelfth of the sum of the average thirty-year Treasury Bond rate for amounts deferred as an employee of TDS or TDS Telecom, or the twenty-year Treasury Bond rate for amounts deferred as an employee of U.S. Cellular, plus 1.25 percentage points, until the deferred compensation amount is paid to such person. As required by SEC rules, column (h) in the Summary Compensation Table includes any portion of such interest that exceeded 120% of the applicable federal long-term rate, with compounding (as prescribed under section 1274(d) of the Internal Revenue Code), at the time each monthly interest rate was set. The deferred compensation accounts are paid at the time and in the form provided in the applicable plan or agreement, which permits certain distribution elections by the officer.

        Mr. Meyers, Mr. Rooney and Mr. Wittwer have deferred a specified portion of their salaries pursuant to the above-described arrangements. The executive is always 100% vested in all salary amounts that have been deferred and any interest credited with respect thereto. Accordingly, the executive is entitled to 100% of the amount deferred and all earnings thereon upon any termination. Such amounts are reported below in the Nonqualified Deferred Compensation table and, because there would not be any increased benefit or accelerated vesting in the event of any termination or change in control, are not included in the below table of Potential Payments upon Termination or Change in Control.

        Deferred Bonus under Long-Term Incentive Plan.    The identified officers are also permitted to defer bonus pursuant to the applicable long-term incentive plan. The entire amount of the bonus earned is reported in the Summary Compensation Table in column (d) under "Bonus," whether or not deferred. Deferred bonus will be deemed invested in phantom TDS Special Common Shares under the TDS 2004 Long-Term Incentive Plan and in phantom USM Common Shares under the U.S. Cellular 2005 Long-Term Incentive Plan, as discussed below. The named executive officers employed by TDS receive a distribution of the deferred compensation account at the earlier of the date elected by the officer and the officer's separation from service (or, with respect to amounts subject to section 409A of the Internal Revenue Code, the seventh calendar month following the calendar month of the officer's separation from service). The named executive officers employed by USCC receive a distribution of the deferred compensation account at the date elected by the officer.

        LeRoy T. Carlson, Jr., Kenneth R. Meyers and John E. Rooney are parties to executive deferred compensation agreements, pursuant to which they have deferred a specified portion of their bonuses. The executive is always 100% vested in all bonus amounts that have been deferred and any dividends credited with respect thereto. Such amounts are reported below in the Nonqualified Deferred Compensation table and, because there would not be any increased benefit or accelerated vesting in the event of any termination or change in control, are not included in the below table of Potential Payments upon Termination or Change in Control.

TDS 2004 Long-Term Incentive Plan

        Long-term compensation awards under the TDS 2004 Long-Term Incentive Plan were discussed above in this Compensation Discussion and Analysis. The following provides certain additional information relating to deferred bonus, restricted stock units and stock options.

        Under the TDS 2004 Long-Term Incentive Plan, executives may elect to defer receipt of all or a portion of their annual bonuses up to $400,000 and to receive stock unit matches on the amount deferred. Deferred compensation will be deemed invested in phantom TDS Special Common Shares. TDS match amounts will depend on the amount of annual bonus that is deferred into stock units. Participants receive (i) a 25% stock unit match for amounts deferred up to 50% of their total annual bonus and (ii) a 33% match for amounts that exceed 50% of their total annual bonus. The matched stock units vest ratably at a rate of one-third per year over three years. Column (e), "Stock Awards," of the Summary Compensation Table below includes the aggregate grant date fair value computed in accordance with FASB ASC 718. Vested stock units are credited with dividends. The Summary Compensation Table does not include any dividends (or dividend equivalents) on deferred bonus or the related match denominated in phantom TDS stock because such dividends are not preferential under SEC rules, since they are not earned at a rate higher than dividends on TDS' common stock.

        Restricted stock units may be granted under the TDS 2004 Long-Term Incentive Plan. Column (e), "Stock Awards," of the Summary Compensation Table includes the aggregate grant date fair value computed in accordance with FASB ASC 718. Dividends are not earned with respect to shares underlying restricted stock units until the award becomes vested and the shares are issued.

        Stock options may be granted under the TDS 2004 Long-Term Incentive Plan. Column (f), "Option Awards," of the Summary Compensation Table includes the aggregate grant date fair value computed in accordance with FASB ASC 718. Dividends are not earned with respect to shares underlying options until such options are exercised and the shares are issued.

        The TDS 2004 Long-Term Incentive Plan and related stock option, restricted stock unit and deferred bonus agreements provide various rights upon termination and/or change in control, as summarized below.

        Stock Options.    The TDS option agreements with named executive officers provide as follows:

        Disability. If the officer ceases to be employed by reason of Disability (a total physical disability which prevents the substantial performance of employment duties for a continuous period of at least six months), the option will be exercisable only to the extent it is exercisable on the effective date of the officer's termination of employment, and after such date may be exercised by the option holder for a period of 12 months after the effective date of the holder's termination of employment or until the expiration date of the option, whichever period is shorter.

        Retirement. If the officer ceases to be employed by reason of Retirement (termination of employment on or after the officer's attainment of age 65 that does not satisfy the definition of "Special Retirement", as set forth below), the option will be exercisable only to the extent it is exercisable on the effective date of the officer's Retirement, and after such date may be exercised by the holder for a period of 90 days after the effective date of the Retirement or until the option's expiration date, whichever period is shorter. However, effective for options granted in or after 2008, the option will become 100% exercisable if at the time of termination, the officer has attained age 66 and the termination occurs subsequent to the year of grant.

        Special Retirement. If the officer ceases to be employed by reason of Special Retirement, (termination of employment on or after the later of reaching age 62 and the officer's early retirement date or normal retirement date under the TDS Pension Plan), the option will be exercisable only to the extent it is exercisable on the effective date of the Special Retirement, and after such date may be exercised by the holder for a period of 12 months after the effective date of the Special Retirement or until the option's expiration date, whichever period is shorter. However, effective for options granted in or after 2008, the option will become 100% exercisable if at the time of termination, the officer has attained age 66 and the termination occurs subsequent to the year of grant.

        Resignation with Prior Consent of the Board. If the officer ceases to be employed by reason of the officer's resignation of employment at any age with the prior consent of the board of directors of TDS, the option will be exercisable only to the extent it is exercisable on the effective date of the holder's resignation, and after such date may be exercised by the holder for a period of 90 days after such effective date or until the option's expiration date, whichever period is shorter.

        Death. If the officer ceases to be employed by reason of death, the option will be exercisable only to the extent it is exercisable on the date of death, and after the date of death may be exercised by the beneficiary or beneficiaries duly designated by the deceased officer, for a period of 180 days after the date of death or until the option's expiration date, whichever period is shorter. However, effective for awards granted in or after 2008, the option will be exercisable by the beneficiary or beneficiaries for a period of 180 days after the date of death.

        Other Termination of Employment or Service. If the officer ceases to be employed for any reason other than Disability, Retirement, Special Retirement, resignation of employment with the prior consent of the board of directors of TDS or death, the option will be exercisable only to the extent it is exercisable on the effective date of the holder's termination of employment, and after such date may be exercised by the holder (or the holder's legal representative) for a period of 30 days after the effective date of the holder's termination of employment or until the option's expiration date, whichever period is shorter.

        Extension of Option Exercise Period. The option exercise period may be extended 30 days beyond the end of a blackout period or legally-required plan suspension in the event that the option would otherwise expire during a blackout period or legally-required plan suspension.

        Restricted Stock Unit Awards.    The TDS restricted stock unit agreements with named executive officers provide as follows:

        Disability or Death. If the officer separates from service prior to vesting by reason of Disability or death, the restricted stock unit award will vest upon such separation from service. The shares subject to the restricted stock unit award will be issued, in the case of disability, in the seventh calendar month following the calendar month during which the officer separates from service, or in the case of death, within sixty days following the officer's death.

        Retirement at or after Attainment of Age 66. If the officer separates from service after the calendar year in which the restricted stock unit award was granted but prior to vesting, by reason of retirement at or after attainment of age 66, the restricted stock unit will vest upon such separation from service. The shares subject to the restricted stock unit award will be issued in the seventh calendar month following the calendar month during which the officer separates from service. If the officer is age 66 or older but separates from service during the calendar year in which the restricted stock unit award was granted, or if the officer separates from service by reason of retirement prior to the attainment of age 66, the restricted stock unit will be forfeited.

        Other Separation from Service. If the officer separates from service prior to vesting for any reason other than Disability, death or retirement at or after attainment of age 66, the restricted stock unit award will be forfeited.

        Employer Match Awards.    If the officer separates from service with TDS or its affiliates by reason of Disability or death, all employer match awards within the officer's deferred compensation account shall become nonforfeitable upon such separation from service. If the officer separates from service with TDS or its affiliates for any other reason, any unvested employer match awards will be forfeited. In addition, all match awards will become fully vested upon a Change in Control.

        Forfeiture of Award Upon Competition with or Misappropriation of Confidential Information of TDS or its Affiliates.    If a recipient of an award enters into competition with, or misappropriates confidential information of, TDS or any affiliate thereof, then all awards held by the recipient shall terminate and be forfeited.

  Change in Control.

        Notwithstanding any provision in the TDS 2004 Long-Term Incentive Plan or any agreement, in the event of a Change in Control:

  •
  any outstanding restricted stock award shall become nonforfeitable and the restriction period applicable to the award shall lapse;

  •
  any outstanding restricted stock unit award shall become nonforfeitable, and to the extent permissible under section 409A of the Internal Revenue Code, the restriction period applicable to the award shall lapse;

  •
  any outstanding performance share award shall become nonforfeitable, and to the extent permissible under section 409A of the Internal Revenue Code, the performance period applicable to the award shall lapse;

  •
  any performance measures applicable to any outstanding performance share award, restricted stock award or restricted stock unit award shall be deemed to be satisfied at the target level;

  •
  all outstanding options and SARs shall become immediately exercisable in full; and

  •
  all amounts in a deferred compensation account shall become nonforfeitable.

        The foregoing outlines the effect of a Change in Control relating to all potential awards available under the TDS 2004 Long-Term Incentive Plan. However, TDS currently only has outstanding restricted stock units, options and phantom stock units related to deferred compensation accounts.

        The definition of Change in Control is set forth in Section 8.9(b) of TDS' 2004 Long-Term Incentive Plan. The 2004 Long-Term Incentive Plan was filed with the SEC as Exhibit 10.1 to TDS' Current Report on Form 8-K dated April 11, 2005, and amendments to TDS' 2004 Long-Term Incentive Plan were filed with the SEC as Exhibits to TDS' Current Reports on Form 8-K dated December 10, 2007 and December 22, 2008.

        Because certain termination events and/or a Change in Control would result in the acceleration of vesting of options, restricted stock units and bonus match awards, the effects of such accelerated vesting in such event are included in the below table of Potential Payments upon Termination or Change in Control.

U.S. Cellular 2005 Long-Term Incentive Plan

        John E. Rooney does not participate in the TDS 2004 Long-Term Incentive Plan. Instead, he participates in the U.S. Cellular 2005 Long-Term Incentive Plan. For further information, see the U.S. Cellular proxy statement for its 2010 annual meeting of shareholders. However, all of John E. Rooney's awards granted under the U.S. Cellular 2005 Long-Term Incentive Plan prior to 2010, other than bonus match awards, have vested pursuant to an agreement between Mr. Rooney and U.S. Cellular. See footnote (3) to the below Table of Potential Payments upon Termination or Change in Control. One-third of Mr. Rooney's bonus match award vests on each of the first three anniversaries of the last day of the year for which the applicable bonus is payable, provided that Mr. Rooney remains employed by U.S. Cellular or its affiliates on such date and the related bonus has not been withdrawn by Mr. Rooney.

        Because certain termination events and/or a change in control would result in the acceleration of vesting of Mr. Rooney's U.S. Cellular bonus match awards, such accelerated vesting in such event is included in the below Table of Potential Payments upon Termination or Change in Control. The vesting of his bonus match awards will be accelerated in the event of a qualified disability, qualified retirement or death and may be accelerated by the U.S. Cellular board of directors in the event of a Change in Control as defined by the U.S. Cellular 2005 Long-Term Incentive Plan. Mr. Rooney has met the requirements for a qualified retirement and thus accelerated vesting of his bonus match awards would occur upon his termination. As discussed above, U.S. Cellular announced that Mr. Rooney will retire from U.S. Cellular in 2010.

        As disclosed in the U.S. Cellular proxy statement for its 2010 annual meeting of shareholders, on April 1, 2010, Mr. Rooney was granted a stock option award with respect to 175,000 U.S. Cellular Common Shares and a restricted stock unit award with respect to 7,014 U.S. Cellular Common Shares. As a result of Mr. Rooney's decision to retire in 2010, the U.S. Cellular Long-Term Incentive Compensation Committee approved special exercisability and vesting provisions for the stock option award and restricted stock unit award granted on April 1, 2010 to Mr. Rooney. Pursuant to such provisions, the stock options granted to Mr. Rooney will become exercisable in their entirety upon the earlier of October 1, 2010 and the date of Mr. Rooney's retirement and the restricted stock units granted to Mr. Rooney will become vested in their entirety upon the earlier of October 1, 2010 and the date of Mr. Rooney's retirement.

SERP

        Each of the identified officers participates in a supplemental executive retirement plan or SERP, which is a non-qualified defined contribution plan. The SERP is not intended to provide substantial benefits other than to replace the benefits which cannot be provided under the TDS Pension Plan as a result of tax law limitations on the amount and types of annual employee compensation which can be taken into account under a tax qualified pension plan. The SERP is unfunded. The amount of the SERP contribution with respect to the executives identified in the Summary Compensation Table is included in column (i), "All Other Compensation," of the Summary Compensation Table. Participants are credited with interest on balances of the SERP. Pursuant to SEC rules, column (h) of the Summary Compensation Table includes any portion of interest earned under the SERP to the extent the rate exceeds 120% of the applicable federal long-term rate, with compounding (as prescribed under section 1274(d) of the Internal Revenue Code), at the time the rate is set.

        A participant is entitled to distribution of his entire account balance under the SERP if the participant has a separation from service without cause, after either (a) his or her attainment of age 65; or (b) his or her completion of at least ten years of service. If a participant has a separation from service under circumstances other than those set forth in the preceding sentence, without cause, the participant will be entitled to distribution of 10% of his or her account balance for each year of service up to ten years. Upon a separation from service under circumstances that permit payments under the SERP, the participant will be paid his or her account balance in one of the following forms as elected by the participant prior to the first day of the first plan year for which the participant commences participation in the SERP: (a) a single lump sum or (b) annual installments over a period of 5, 10, 15, 20 or 25 years. The SERP does not include any provision that would increase benefits or accelerate amounts upon any termination or change in control and, accordingly, no amount is included in the below table of Potential Payments upon Termination or Change in Control. The balance of the SERP as of December 31, 2009 for each named executive officer is set forth below in the "Nonqualified Deferred Compensation" Table.

Perquisites

        TDS does not provide any significant perquisites to its officers. In addition, TDS has no formal plan, policy or procedure pursuant to which executive officers are entitled to any perquisites following termination or change in control. However, in connection with any termination, TDS may enter into a retirement, severance or similar agreement that may provide for certain limited perquisites. Perquisites and personal benefits represent a relatively insignificant portion of the named executive officers' total compensation. Accordingly, they do not materially influence the Compensation Committee's consideration in setting compensation.

Other Generally Applicable Benefits and Plans

Employee Stock Purchase Plans

        TDS sponsors an Employee Stock Purchase Plan that permits eligible employees of TDS and its subsidiaries, including U.S. Cellular, to purchase a limited number of TDS Special Common Shares on a quarterly basis. The per share cost to each participant is 85% of the market value of the Special Common Shares as of the quarterly purchase date. Pursuant to SEC rules, the Summary Compensation Table does not include the discount amount because such discount is available generally to all employees of TDS.

        U.S. Cellular also sponsors an Employee Stock Purchase Plan that permits eligible employees of U.S. Cellular and its subsidiaries to purchase a limited number of U.S. Cellular Common Shares on a quarterly basis. The per share cost to each participant is 85% of the market value of the Common Shares as of the quarterly purchase date. Pursuant to SEC rules, the Summary Compensation Table does not include the discount amount because such discount is available generally to all employees of U.S. Cellular.

        Under the TDS and U.S. Cellular Employee Stock Purchase Plans, all shares purchased are distributed quarterly and no shares are retained for distribution upon retirement or otherwise. These plans do not discriminate in scope, terms, or operation in favor of executive officers and are available generally to all employees of TDS or U.S. Cellular, as applicable, and benefits are not enhanced upon any termination or change in control. Accordingly, no amounts are reported in the below table of Potential Payments upon Termination or Change in Control.

Tax-Deferred Savings Plan

        TDS sponsors the Tax-Deferred Savings Plan (TDSP), a qualified defined contribution plan pursuant to Sections 401(a) and 401(k) of the Internal Revenue Code. This plan is available to employees of TDS and its subsidiaries, including U.S. Cellular. Employees contribute amounts and TDS makes matching contributions in part. TDS and participating employers make matching contributions to the plan in cash equal to 100% of an employee's contributions up to the first 3% of such employee's compensation, and 40% of an employee's contributions up to the next 2% of such employee's compensation. Participating employees have the option of investing their contributions and TDS' contributions in a TDS Common Share fund, a TDS Special Common Share fund, a U.S. Cellular Common Share fund or certain unaffiliated funds. The amount of the contribution with respect to the executives identified in the Summary Compensation Table is included in column (i), "All Other Compensation," of the Summary Compensation Table. SEC rules do not require the Summary Compensation Table to include earnings or other amounts with respect to tax-qualified defined contribution plans.

        Under the TDS Tax-Deferred Savings Plan, vesting is not accelerated upon a Change in Control or termination event, except a termination by reason of death. The vested portion of an employee's account becomes payable following the employee's termination of employment as (a) a lump sum or (b) a series of annual or more frequent installments. This plan does not discriminate in scope, terms, or operation in favor of executive officers and is available generally to all employees, and benefits are not enhanced upon any termination (other than a termination by reason of death) or change in control. Accordingly, no amounts are reported in the below table of Potential Payments upon Termination or Change in Control.

Pension Plan

        TDS sponsors a qualified noncontributory defined contribution Pension Plan for the employees of TDS and its subsidiaries, including U.S. Cellular. Under this plan, pension costs are calculated separately for each participant and are funded annually. The Pension Plan is designed to provide retirement benefits for eligible employees of TDS and certain of its affiliates which adopted the Pension Plan. TDS and its subsidiaries make annual employer contributions for each eligible participant based on the applicable pension formula. The amount of the contribution with respect to the executives identified in the Summary Compensation Table is included in column (i), "All Other Compensation," of the Summary Compensation Table. SEC rules do not require the Summary Compensation Table to include earnings or other amounts with respect to tax-qualified defined contribution plans.

        Under the TDS Pension Plan, vesting is not accelerated upon a Change in Control or termination event. The vested portion of an employee's account becomes payable following the employee's termination of employment as (a) an annuity or (b) a lump sum payment. This plan does not discriminate in scope, terms, or operation in favor of executive officers and is available generally to all employees, and benefits are not enhanced upon any termination or change in control. Accordingly, no amounts are reported in the below table of Potential Payments upon Termination or Change in Control.

Post-Retirement Welfare Benefits

        TDS sponsors two post-retirement welfare plans that cover most of the employees of TDS, TDS Telecom and the subsidiaries of TDS Telecom. One plan provides medical benefits and the other provides life insurance benefits. These plans do not discriminate in scope, terms, or operation in favor of executive officers and are available generally to all salaried employees, and benefits are not enhanced upon any termination or change in control. Accordingly, no amounts are reported in the below table of Potential Payments upon Termination or Change in Control.

Welfare Benefits during Employment

        TDS also provides customary health and welfare and similar plans for the benefit of its employees. These group life, health, hospitalization, disability and/or medical reimbursement plans do not discriminate in scope, terms or operation in favor of executive officers and are available generally to all employees, and benefits are not enhanced upon any termination or change in control. Accordingly, no amounts are reported in the below table of Potential Payments upon Termination or Change in Control.

Impact of Accounting and Tax Treatments of Particular Forms of Compensation

        The Compensation Committee considers the accounting and tax treatments of particular forms of compensation. Accounting treatments do not significantly impact the Compensation Committee's determinations of the appropriate compensation. The Compensation Committee considers the accounting treatments primarily to be informed and to confirm that company personnel understand and recognize the appropriate accounting that will be required with respect to compensation decisions.

        The Compensation Committee places more significance on the tax treatments of particular forms of compensation, because these may involve an actual cash expense to the company or the executive. One objective of the Compensation Committee is to maximize tax benefits to the company and executives to the extent feasible within the overall goals of the compensation policy discussed above. In particular, one consideration is the effect of Section 162(m) of the Internal Revenue Code.

        Subject to certain exceptions, Section 162(m) of the Internal Revenue Code provides a one million dollar annual limit on the amount that a publicly held corporation is allowed to deduct as compensation paid to each of the corporation's principal executive officer ("PEO") and the corporation's three most highly compensated officers, exclusive of the corporation's PEO and principal financial officer. TDS does not believe that the one million dollar deduction limitation currently has or should have in the near future a material adverse effect on TDS' financial condition, results of operations or cash flows. If the one million dollar deduction limitation is expected to have a material adverse effect on TDS in the future, TDS will consider ways to maximize the deductibility of executive compensation, while retaining the discretion TDS deems necessary to compensate executive officers in a manner commensurate with performance and the competitive environment for executive talent.

        TDS does not have any arrangements with its executive officers pursuant to which it has agreed to "gross-up" payments due to taxes or to otherwise reimburse officers for the payment of taxes, except with respect to certain perquisites as noted below.

Financial Restatement

        Depending on the facts and circumstances, TDS may seek to adjust or recover awards or payments if the relevant TDS performance measures upon which they are based are restated or otherwise adjusted in a manner that would reduce the size of an award or payment.

TDS Policy on Stock Ownership

        TDS does not have a formal policy relating to stock ownership by executive officers. However, it should be noted that the President and CEO of TDS is a substantial shareholder of TDS. See "Security Ownership of Certain Beneficial Owners and Management" below. TDS' Policy Regarding Insider Trading and Confidentiality provides that persons subject to the blackout policy may not, under any circumstances, trade options for, pledge, or sell "short," any securities of TDS or U.S. Cellular, and may not enter into any hedging, monetization or margin transactions with respect to any such securities.

Compensation Committee Report

        The Compensation Committee of the board of directors of TDS oversees TDS' compensation program on behalf of the board of directors. In fulfilling its oversight responsibilities, the Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis set forth above in this proxy statement.

        In reliance on the review and discussions referred to above, the Compensation Committee recommended to the board of directors that the above Compensation Discussion and Analysis be included in TDS' Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and TDS' proxy statement related to the 2010 Annual Meeting of Stockholders.

        This Compensation Committee Report is submitted by Christopher D. O'Leary, George W. Off and Herbert S. Wander.

Risks from Compensation Policies and Practices

        TDS does not believe that risks arising from TDS' compensation policies and practices for its employees, including non-executive officers, are reasonably likely to have a material adverse effect on TDS, based on the following considerations.

        TDS believes that its policies and practices of compensating its employees, including non-executive officers, as they relate to risk management practices and risk-taking incentives, involve less risk than its compensation policies and practices relating to executive officers, as discussed in the above Compensation Discussion and Analysis. For the reasons discussed therein, TDS does not believe that its compensation policies and practices relating to executive officers are reasonably likely to have a material adverse effect on TDS and, to an even greater extent, does not believe that its compensation policies and practices relating to its employees, including non-executive officers, are reasonably likely to have a material adverse effect on TDS, for the reasons discussed below.

        As a telecommunications company, TDS faces general business risks similar to many other businesses and certain other risks relating to the telecommunications business (as disclosed in TDS' most recent Annual Report on Form 10-K). Both of TDS' principal business units, U.S. Cellular and TDS

Telecom, are telecommunications companies, and TDS does not have any business units that have significantly different risk profiles from TDS' risk profile (such as a business unit involved in finance, securities, investing, speculation or similar activities), or where compensation expense is a dominant percentage of the business unit's revenues or with a risk and reward structure that varies significantly from the overall risk and reward structure of TDS. In general, TDS and both of its principal business units have similar compensation policies and practices.

        The general design philosophy of the compensation policies and practices for employees of TDS and its business units is similar to the design philosophy discussed with respect to executive officers in the Compensation Discussion and Analysis above. In addition to such executive officers, the employees whose behavior would be most affected by the incentives established by such policies and practices are the non-executive officers and director-level employees of TDS and each of its principal business units.

        Similar to the compensation of executive officers, non-executive officers and director-level employees are compensated using a mix of short and long-term compensation. Each such employee receives a substantial portion of compensation in the form of a fixed salary, which does not encourage any risk taking, and may receive a portion of compensation as long-term incentive compensation, which discourages short-term risk taking.

        A portion of the long-term incentive compensation of such employees may include restricted stock units, which retain value even if stock prices decline to some degree. As a result, as long as the stock continues to have some value, such awards will not expire without value and, as a result, do not encourage risk taking to attempt to avoid having awards expire without value, as could occur with stock options. Although such employees may also receive stock options, multi-year vesting and an exercise period that is generally ten years reduce the potential for excessive risk taking and, in any event, options are only one of several elements of compensation.

        Although employees, including non-executive officers, may be entitled to an annual bonus that relates to annual company performance, such bonuses are limited and represent only a portion of compensation. Also, such compensation is not designed to compensate non-executive employees for results that might be achieved by taking significant risks because non-executive employees do not have the authority to take significant risks, as compared to executive officers. In particular, non-executive employees have specified and limited authority compared to executive officers. In addition, TDS and its business units are subject to an authorization policy that requires various levels of approvals for employees to take action depending on the dollar amount involved, and internal controls, procedures and processes to monitor and review such actions. Under such policy, actions that could have a material effect on TDS would need to be approved by the board of directors and/or one or more executive officers of TDS and/or such business units. TDS compensation policies and practices relating to non-executive employees are not designed to provide incentives to such employees to take action which they have no authority to take. In addition, there is a significant amount of discretion in awarding bonuses as well as other compensation and, as a result, such compensation could be reduced, or not awarded or not increased, if an employee undertook unauthorized risk. Also, depending on the facts and circumstances, TDS may seek to adjust or recover awards or payments if the relevant performance measures upon which they are based are restated or otherwise adjusted in a manner that would reduce the size of an award or payment.

        As a result, considering the foregoing, TDS does not believe that its compensation policies and practices for employees, including non-executive officers, provide incentives to such employees to undertake risks that are reasonably likely to have a material adverse effect on TDS.

 Compensation Tables

Summary of Compensation

        The following table summarizes the compensation earned by the named executive officer in 2009 and, except as indicated, 2008 and 2007.

Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($) (i)	Total ($) (j)
LeRoy T. Carlson, Jr.
(1)(6)(7)	2009	$1,275,000	$1,480,000	$1,133,313	$2,342,475	$—	$9,722	$75,581	$6,316,091
President and Chief	2008	$1,275,000	$950,000	$1,192,807	$2,003,618	$—	$1,438	$80,007	$5,502,870
Executive Officer	2007	$1,193,000	$800,000	$1,270,900	$2,371,853	$—	$159	$76,742	$5,712,654
Kenneth R. Meyers
(2)(6)(7)	2009	$614,000	$583,643	$495,532	$1,242,280	$80,557	$10,428	$74,273	$3,100,713
Executive Vice	2008	$595,000	$356,000	$497,637	$822,950	$—	$1,516	$67,916	$2,341,019
President and Chief	2007	$550,000	$276,860	$518,051	$698,962	$—	$352	$63,995	$2,108,220
Financial Officer
John E. Rooney
(3)(6)(7)	2009	$882,000	$935,000	$345,734	$2,046,619	$—	$8,668	$79,390	$4,297,411
President and Chief	2008	$855,000	$675,000	$636,974	$1,917,477	$—	$6,978	$54,740	$4,146,169
Executive Officer of	2007	$790,000	$525,000	$524,337	$2,013,137	$—	$3,655	$70,858	$3,926,987
U.S. Cellular
Scott H. Williamson
(4)(7)	2009	$583,000	$439,757	$333,884	$870,748	$53,543	$9,061	$65,077	$2,355,070
Senior Vice	2008	$565,000	$277,000	$350,106	$606,152	$—	$1,309	$70,701	$1,870,268
President—Acquisitions	2007	$529,000	$285,000	$380,837	$752,511	$—	$141	$66,824	$2,014,313
and Corporate
Development
David A. Wittwer
(5)(7)	2009	$496,000	$464,100	$—	$859,227	$—	$12,929	$31,596	$1,863,852
President and Chief
Executive Officer
of TDS Telecom

Explanation of Columns:

(a)
Includes the following "named executive officers": all individuals serving as TDS' principal executive officer or acting in a similar capacity during the last completed fiscal year; all individuals serving as the principal financial officer or acting in a similar capacity during the last completed fiscal year; and the three most highly compensated executive officers other than the foregoing who were serving as executive officers at the end of the last completed fiscal year, including executive officers of subsidiaries. The determination as to which executive officers are most highly compensated is made by reference to total compensation for the last completed fiscal year as set forth in column (j), reduced by any amount in column (h).

(b)
For additional details relating to 2008, see the TDS proxy statement filed with the SEC on Schedule 14A on April 28, 2009. For additional details relating to 2007, see the TDS proxy statement filed with the SEC on Schedule 14A on April 15, 2008. Pursuant to SEC Release No. 34-61175, columns (e), (f) and (j) have been recomputed for 2008 and 2007, so that the stock awards and option awards columns present the applicable full grant date fair values, and the total compensation column is correspondingly recomputed. The amounts set forth in the stock awards and option awards columns have been recomputed based on the individual award grant date fair values reported in the applicable year's Grants of Plan-Based Awards Table. This is due to a change in SEC rules relating to how stock awards and option awards are reported in the Summary Compensation Table for 2009 and subsequent years. Previously, the rules required that stock awards and option awards be reported as the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with Statement of Financial Accounting Standards No. 123(R), now included in Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 718. The revised rules require that stock awards and option awards be reported as the aggregate grant date fair value computed in accordance with FASB ASC 718.

(c)
Represents the dollar value of base salary (cash and non-cash) earned by the named executive officer during the fiscal year, whether or not paid in such year. Kenneth R. Meyers deferred 9% of his 2009 base salary, all of which salary is included in column (c) whether or not deferred. See "Information Regarding Nonqualified Deferred Compensation" below. The other officers did not defer any salary in 2009, except that Mr. Rooney deferred $6,618 in 2009 relating to the last payroll for 2008 that was paid in early 2009.

(d)
Represents the dollar value of bonus (cash and non-cash) earned by the named executive officer during the fiscal year, whether or not paid in such year. As discussed above, as a result of amendments to TDS' bonus guidelines and procedure, this includes both the bonus relating to 2008 performance that was paid in 2009 pursuant to the prior guidelines and the bonus relating to 2009 performance that was paid in 2010 pursuant to the amended guidelines.

LeRoy T. Carlson, Jr., deferred 15% of his 2008 bonus paid in 2009 and 15% of his 2009 bonus paid in 2010. Kenneth R. Meyers deferred 25% of his 2008 bonus paid in 2009 and 25% of his 2009 bonus paid in 2010. John E. Rooney deferred 100% of his 2008 bonus paid in 2009 and of his 2009 bonus paid in 2010. The amount deferred is deemed invested in phantom stock units in TDS Special Common Shares for TDS officers or in USM Common Shares for U.S. Cellular officers. See "Grants of Plan-Based Awards" below. The entire amount of bonus, including any amount deferred, is included above in column (d). See "Information Regarding Nonqualified Deferred Compensation" below.

The following is a summary of the amount of bonus for 2008 paid in 2009 and the amount deferred included in column (d):

	LeRoy T. Carlson, Jr.	Kenneth R. Meyers	John E. Rooney	Scott H. Williamson	David A. Wittwer
Total 2008 Bonus Paid in 2009	$655,000	$329,900	$410,000	$259,500	$278,600
Percentage Deferred	15%	25%	100%	—	—

Amount Deferred	$98,250	$82,475	$410,000	$—	$—

Number of Underlying TDS.S Shares	4,208	3,532	—	—	—

Number of Underlying USM Shares	—	—	12,210	—	—

Company Match—see Note (e)	$24,563	$20,619	$119,515	$—	$—

Number of Underlying TDS.S Shares Awarded	1,052	883	—	—	—

Number of Underlying USM Shares Awarded	—	—	3,559	—	—

  The foregoing dollar amounts of the Company Match awarded in 2009 are included in column (e), Stock Awards. See note (e) below. However, because the Company Match represents a stock award, under SEC rules, the Company Match granted in 2010 is not reported as compensation in 2009 and will be reported as a 2010 stock award in next year's Summary Compensation Table. The above table therefore does not summarize the amount of bonus for 2009 paid in 2010.

(e)
Represents the aggregate grant date fair value computed in accordance with FASB ASC 718. The vesting period of the awards is set forth under "Grants of Plan-Based Awards" below. Assumptions made in the valuation of the stock awards in this column are incorporated by reference from Note 18—Stock Based Compensation in TDS' financial statements for the year ended December 31, 2009 included in its Form 10-K for the year ended December 31, 2009.

Includes the aggregate grant date fair value computed in accordance with FASB ASC 718 relating to restricted stock units in TDS Special Common Shares under the TDS 2004 Long-Term Incentive Plan and/or relating to restricted stock units in USM Common Shares under the U.S. Cellular 2005 Long-Term Incentive Plan. See "Information Regarding Plan-Based Awards" below for vesting and other information.

Also, as noted in note (d) above, includes the aggregate grant date fair value computed in accordance with FASB ASC 718 relating to phantom stock bonus match units awarded to such officer in 2009 with respect to deferred bonus compensation. TDS deferred bonus is deemed invested in phantom TDS Special Common Shares and U.S. Cellular deferred bonus is deemed invested in phantom USM Common Shares. The TDS phantom stock units are credited with dividend equivalents. The Summary Compensation Table does not include any dividends (or dividend equivalents) on deferred bonus denominated in phantom TDS stock because such dividends are not preferential under SEC rules, because they are not earned at a rate higher than dividends on TDS' common stock. U.S. Cellular does not currently pay dividends. For information relating to U.S. Cellular, see U.S. Cellular's proxy statement for its 2010 annual meeting.

As noted above, LeRoy T. Carlson, Jr., and Kenneth R. Meyers deferred part of their 2008 bonus which was paid in 2009 and, accordingly, received a stock unit match in phantom TDS Special Common Shares in 2009. John E. Rooney deferred 100% of his 2008 bonus paid in 2009 and, accordingly, received a stock unit match in phantom USM Common Shares in 2009. Column (e) above includes the aggregate grant date fair value computed in accordance with FASB ASC 718 related to awards in 2009. See "Information Regarding Nonqualified Deferred Compensation" below.

Pursuant to an offer letter which was accepted by John E. Rooney on March 28, 2000, all stock option and restricted stock awards granted to him after April 10, 2006 are required to fully vest six months after the date of grant. Accordingly, the restricted stock unit award granted to Mr. Rooney on April 1, 2009 vested on October 1, 2009.

  For reference purposes, the following is a summary of the grant date value of stock awards in 2009 reflected in column (l) of the Grants of Plan-Based Awards Table below that is included in column (e) in the above Summary Compensation Table:

	LeRoy T. Carlson, Jr.	Kenneth R. Meyers	John E. Rooney	Scott H. Williamson	David A. Wittwer
TDS:
2009 TDS.S Restricted Stock Unit Award	$1,108,750	$474,913	$—	$333,884	$—
TDS.S Match Awards for 2008 Bonus paid in 2009	24,563	20,619	—	—	—
USM:
2009 USM Restricted Stock Unit Award	—	—	226,219	—	—
USM Match Awards for 2008 Bonus paid in 2009	—	—	119,515	—	—

Total	$1,133,313	$495,532	$345,734	$333,884	$—

(f)
Represents the aggregate grant date fair value computed in accordance with FASB ASC 718. The dates on which the options become exercisable and expire are set forth below under "Grants of Plan-Based Awards." Assumptions made in the valuation of the option awards in this column are incorporated by reference from Note 18—Stock Based Compensation, in TDS' financial statements for the year ended December 31, 2009 included in its Form 10-K for the year ended December 31, 2009.

TDS options granted in 2007 and prior years became exercisable on December 15 of the year of grant. However, TDS changed its policy in 2008 so that options granted in 2008 and subsequent years become exercisable with respect to one-third of the number of shares subject to the option on each of the first, second and third anniversaries of the grant date

(g)
Represents the portion of the 2009 bonus paid in 2010 that represents non-equity incentive plan compensation pursuant to SEC rules. See the discussion under "Bonus" in the above Compensation Discussion and Analysis.

(h)
As required by SEC rules, column (h) includes the portion of interest that exceeded 120% of the applicable federal long-term rate ("AFR"), with compounding (as prescribed under section 1274(d) of the Internal Revenue Code), at the time each annual interest rate is set. Each of the identified officers participates in a supplemental executive retirement plan or SERP. The interest rate for 2009 was set as of the last trading date of 2008 at 7.95% per annum, based on the yield on ten year BBB rated industrial bonds at such time. Such rate exceeded the AFR of 5.35% at such time. Accordingly, pursuant to SEC rules, column (h) of the Summary Compensation Table for 2009 includes the portion of such interest that exceeded the AFR at the time the interest rate was set. In addition, column (h) includes interest that Mr. Rooney and Mr. Meyers received from U.S. Cellular (in the case of Mr. Meyers, as a result of deferred salary during Mr. Meyers' employment by U.S. Cellular prior to 2007) and that Mr. Meyers and Mr. Wittwer received from TDS (including TDS Telecom), on deferred salary that exceeds the AFR, as indicated in the below table. The other officers have not deferred any of their salaries. Interest on deferred salary is compounded monthly, computed at a rate equal to one-twelfth of the sum of the average thirty-year Treasury Bond rate for salary deferred as an employee of TDS, or the twenty-year Treasury Bond rate for salary deferred as an employee of U.S. Cellular, plus 1.25 percentage points.

	LeRoy T. Carlson, Jr.	Kenneth R. Meyers	John E. Rooney	Scott H. Williamson	David A. Wittwer
Excess Earnings
SERP	$9,722	$9,217	$7,183	$9,061	$2,888
TDS Deferred Salary	—	852	—	—	10,041
USM Deferred Salary	—	359	1,485	—	—

Total Excess Earnings	$9,722	$10,428	$8,668	$9,061	$12,929

  Pursuant to SEC rules, column (h) does not include any dividends (or dividend equivalents) on deferred bonus denominated in phantom TDS stock because such dividends are not preferential under SEC rules, because they are not earned at a rate higher than dividends on TDS' common stock.

  Column (h) does not include any changes in pension values because TDS and U.S. Cellular do not have any defined benefit pension plans (including supplemental plans). The named executive officers only participate in tax-qualified defined contribution plans and a non-qualified defined contribution plan which, under SEC rules, are not required to be reflected in column (h). Both the TDS Tax-Deferred Savings Plan (TDSP) and the TDS Pension Plan are tax-qualified defined contribution plans and the supplemental executive retirement plan (SERP) is a non-qualified defined contribution plan.

(i)
Does not include any discount amount under the TDS dividend reinvestment plans because such discounts are available generally to all security holders of TDS.

Does not include any discount amount under the TDS or U.S. Cellular employee stock purchase plans because such discounts are available generally to all employees of TDS or U.S. Cellular, as applicable. The per share cost to each participant is 85% of the market value of the TDS Special Common Shares or USM Common Shares as of the issuance date, as applicable.

Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is $10,000 or more. Perquisites do not include expenditures that are used exclusively for business purposes.

Includes the following: (1) if applicable, the total of perquisites and personal benefits if they equal or exceed $10,000, summarized by type, or specified for any perquisite or personal benefit that exceeds the greater of $25,000 or 10% of the total amount of perquisites and personal benefits for each officer, in each case, valued on the basis of the aggregate incremental cost of such perquisite or personal benefit to TDS, including any related tax gross up, (2) contributions by TDS for the benefit of the named executive officer under (a) the TDS Tax-Deferred Savings Plan, which is referred to as the TDSP, (b) the TDS Pension Plan and (c) the TDS supplemental executive retirement plan, which is referred to as the SERP, and (3) the dollar value of any insurance premiums paid during the covered fiscal year with respect to director life insurance for the benefit of the named executive:

	LeRoy T. Carlson, Jr.	Kenneth R. Meyers	John E. Rooney	Scott H. Williamson	David A. Wittwer
Perquisites:
Corporate automobile allowance and other personal travel and related expenses	$14,288	$12,967	$12,696	$9,139	N/A
Tax gross up relating to corporate automobile allowance	2,859	2,872	6,888	3,481	N/A
Other (Club Dues and Health and Fitness reimbursements)	—	—	1,496	1,110	N/A

Total Perquisites if $10,000 or more	$17,147	$15,839	$21,080	$13,730	N/A
Contributions to Benefit Plans
TDSP	$9,310	$9,310	$9,310	$2,347	$9,310
Pension Plan	25,198	11,496	11,496	23,487	10,975
SERP	23,802	37,504	37,504	25,513	11,311
Life Insurance	124	124	—	—	—

Total, including perquisites if $10,000 or more	$75,581	$74,273	$79,390	$65,077	$31,596

  TDS and U.S. Cellular do not provide any significant perquisites to their officers. In 2009, perquisites primarily included an automobile allowance and/or reimbursed travel and similar expenses to certain of their executive officers. This benefit is valued based on the actual cost to TDS or U.S. Cellular. Also, TDS and U.S. Cellular reimbursed the officer's additional taxes related to the automobile allowance.

  TDS and U.S. Cellular purchase tickets to various sporting, civic, cultural, charity and entertainment events. They use these tickets for business development, partnership building, charitable donations and community involvement. If not used for business purposes, they may make these tickets available to employees, including the named executive officers, as a form of recognition and reward for their efforts. Because such tickets have already been purchased, we do not believe that there is any aggregate incremental cost to TDS or U.S. Cellular if a named executive officer uses a ticket for personal purposes.

  The TDSP is a tax-qualified defined contribution retirement plan that does not discriminate in scope, terms or operation in favor of executive officers and that is available generally to all employees. Employees contribute amounts to the plan and TDS and its subsidiaries make matching contributions in part.

  The Pension Plan is a tax-qualified defined contribution retirement plan that does not discriminate in scope, terms or operation in favor of executive officers and that is available generally to all employees. TDS and its subsidiaries make annual employer contributions for each participant.

  The SERP is a non-qualified defined contribution plan that is available only to board-approved officers. This plan provides supplemental benefits under the TDS Pension Plan to offset the reduction of benefits caused by the limitation on annual employee compensation which can be considered for tax qualified pension plans under the Internal Revenue Code. TDS and its subsidiaries make annual employer contributions for each participant.

  TDS pays premiums for $100,000 of life insurance for directors of TDS, including directors who are executive officers.

(j)
Represents the dollar value of total compensation for the fiscal year based on the sum of all amounts reported in columns (c) through (i). See the above Compensation Discussion and Analysis for a discussion of the proportions of each of the compensation elements to total compensation.

Footnotes:

(1)
LeRoy T. Carlson, Jr., as President and Chief Executive Officer of TDS, is included in the above table as TDS' principal executive officer. He is also Chairman of U.S. Cellular and TDS Telecom. TDS does not have any employment, severance or similar agreement with LeRoy T. Carlson, Jr. Mr. Carlson is the son of Chairman Emeritus, LeRoy T. Carlson, and the brother of non-executive Chairman of the Board and director of TDS, Walter C.D. Carlson, director, Letitia G. Carlson, M.D., and director, Prudence E. Carlson.

(2)
Kenneth R. Meyers is included in the above table because he was TDS' principal financial officer during 2009. During 2009 and in 2010 through April 3, 2010, Mr. Meyers had certain rights pursuant to an agreement with TDS as discussed in Note (2) to the below Table of Potential Payments upon Termination or Change in Control.

(3)
John E. Rooney, as President and Chief Executive Officer of U.S. Cellular, a principal business unit of TDS which operates wireless telephone companies, is deemed to be an executive officer of TDS under SEC rules. He is one of the three most highly compensated executive officers other than the principal executive officer or principal financial officer who was serving as an executive officer at the end of the last completed fiscal year, including executive officers of subsidiaries. U.S. Cellular is party to an offer letter which was accepted by John E. Rooney on March 28, 2000 relating to his employment as President and Chief Executive Officer of U.S. Cellular, which is executory in part, as discussed in the footnotes to the Table of Potential Payments upon Termination or Change in Control. All of Mr. Rooney's compensation is paid by U.S. Cellular, which is a public company and an

  SEC registrant. Further information about Mr. Rooney's compensation is included in the 2010 proxy statement of U.S. Cellular. As discussed above, U.S. Cellular announced that Mr. Rooney will retire from U.S. Cellular in 2010.

(4)
Scott H. Williamson, Senior Vice President—Acquisitions and Corporate Development of TDS, is one of the three most highly compensated executive officers other than the principal executive officer or principal financial officer of TDS who was serving as an executive officer at the end of the last completed fiscal year, including executive officers of subsidiaries. TDS does not have any employment, severance or similar agreement with Scott H. Williamson.

(5)
David A. Wittwer, President and Chief Executive Officer of TDS Telecom, is one of the three most highly compensated executive officers other than the principal executive officer or principal financial officer of TDS who was serving as an executive officer at the end of the last completed fiscal year, including executive officers of subsidiaries. Only his 2009 compensation is reported because he was not a named executive officer prior to 2009. TDS does not have any employment, severance or similar agreement with David A. Wittwer.

(6)
Each of LeRoy T. Carlson, Jr., Kenneth R. Meyers and John E. Rooney is also an executive officer and/or director of U.S. Cellular. John E. Rooney receives all of his compensation from U.S. Cellular. LeRoy T. Carlson, Jr., director and Chairman of U.S. Cellular, and Kenneth R. Meyers, director and Chief Accounting Officer of U.S. Cellular, did not receive any compensation from U.S. Cellular in 2009. In 2009, LeRoy T. Carlson, Jr., and Kenneth R. Meyers were compensated by TDS in connection with their services for TDS and TDS subsidiaries, including U.S. Cellular. A portion of their compensation expense incurred by TDS is allocated to U.S. Cellular by TDS, along with the allocation of other compensation expense and other expenses of TDS. This allocation by TDS to U.S. Cellular is done in the form of a single management fee pursuant to an Intercompany Agreement between TDS and U.S. Cellular. There is no identification or quantification of the compensation of such persons to U.S. Cellular, or of any other allocated expense in this management fee. The management fee is recorded as a single expense by U.S. Cellular, U.S. Cellular does not obtain details of the components that make up this fee and does not segregate this fee or allocate any part of the management fee to other accounts such as compensation expense. All of the compensation of LeRoy T. Carlson, Jr. and Kenneth R. Meyers was approved by the TDS Compensation Committee and none of it was subject to approval by any U.S. Cellular directors or officers. Accordingly, all of such compensation expense incurred by TDS is reported in the above table by TDS and is not reported by U.S. Cellular. U.S. Cellular discloses the amount of the management fee that it pays to TDS in its proxy statement together with a description of the Intercompany Agreement.

(7)
As discussed above, effective January 1, 2009, TDS amended its guidelines and procedures for awarding bonuses. Prior to such amendments, such guidelines provided that bonuses were not earned until the date the bonus was paid. Effective for 2009, the foregoing guidelines and procedures were amended to provide that, to the extent and only to the extent that any bonus is paid for a performance year, such bonus shall be deemed to have been earned on December 31 of that performance year.

As a result of such amendments, the above Summary Compensation Table includes both the bonus relating to 2008 performance that was paid in 2009 pursuant to the prior guidelines and procedures, and the bonus relating to 2009 performance that was paid in 2010 pursuant to the amended guidelines and procedures. Beginning with 2010 compensation as reported in the 2011 proxy statement, the 2010 compensation will include only the bonus paid in 2011 relating to 2010 performance.

In addition to the foregoing change, the above Summary Compensation Table includes certain changes in the columns in which the bonus for 2009 paid in 2010 is reported as required by SEC rules. With respect to the bonus relating to performance in 2008 and prior years, because the bonus amount was entirely discretionary and not deemed to be earned unless and until paid, the entire amount of the bonus is reported under the "Bonus" column. However, certain amounts of the bonus relating to performance in 2009 and paid in 2010 for certain officers are required to be included under the "Non-Equity Incentive Plan Compensation" column. The portion of the bonus paid in 2010 based on 2009 performance that is included in the column captioned "Non-Equity Incentive Plan Compensation" is the amount of the bonus calculated based on company performance excluding any discretionary adjustment to such bonus and excluding any discretionary bonus based on individual performance. The bonus amounts that are not included in the "Non-Equity Incentive Plan Compensation" column are included in the "Bonus" column. The following summarizes the bonus amounts in 2009:

	LeRoy T. Carlson, Jr.	Kenneth R. Meyers	John E. Rooney	Scott H. Williamson	David A. Wittwer
Bonus paid in 2010 for 2009 Performance	$825,000	$334,300	$525,000	$233,800	$185,500
Bonus paid in 2009 for 2008 Performance	655,000	329,900	410,000	259,500	278,600

Subtotal	1,480,000	664,200	935,000	493,300	464,100
Less 2010 payment reported as Non-Equity Incentive Plan Compensation for 2009	—	(80,557)	—	(53,543)	—

Total Amount reported as Bonus for 2009	$1,480,000	$583,643	$935,000	$439,757	$464,100

Information Regarding Plan-Based Awards

        The following table shows, as to the executive officers who are named in the Summary Compensation Table, certain information regarding plan-based awards in 2009.

Grants of Plan-Based Awards

					All Other Stock Awards: Number of Shares of Stock or Units (#) (i)	All Other Option Awards: Number of Securities Underlying Options (#) (j)
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards					Exercise or Base Price of Option Awards ($/Sh) (k)	Grant Date Fair Value of Stock and Option Awards (l)
Name (a)	Grant Date (b)	Threshold (c)	Target (d)	Maximum (e)
LeRoy T. Carlson, Jr.
Non-Equity Incentive Plan Awards (1)	—	—	—	—
Awards in TDS.S Shares (2)
TDS.S Restricted Stock Units	5/21/09				41,141			$1,108,750
TDS.S Phantom Stock Match Units for 2008 Bonus paid in 2009 (4)	3/6/09				1,052			$24,563

Total Grant Date Value of Stock Awards								$1,133,313
TDS.S Options	5/21/09					244,000	$26.95	$2,342,475

Total Grant Date Fair Value of all Awards								$3,475,788

Kenneth R. Meyers
Non-Equity Incentive Plan Awards (1)	1/1/09	$—	$122,800	$245,600
Awards in TDS.S Shares (2)
TDS.S Restricted Stock Units	5/21/09				17,622			$474,913
TDS.S Phantom Stock Bonus Match Units for 2008 Bonus paid in 2009 (4)	3/6/09				883			$20,619

Total Grant Date Value of Stock Awards								$495,532
TDS.S Options	5/21/09					129,400	$26.95	$1,242,280

Total Grant Date Fair Value of all Awards								$1,737,812

John E. Rooney
Non-Equity Incentive Plan Awards (1)	—	—	—	—
Awards in USM Common Shares (3)
USM Restricted Stock Units	4/1/09				6,634			$226,219
USM Phantom Stock Match Units for 2008 Bonus paid in 2009 (5)	3/13/09				3,559			$119,515

Total Grant Date Value of Stock Awards								$345,734
USM Options	4/1/09					175,000	$34.10	$2,046,619

Total Grant Date Fair Value of all Awards								$2,392,353

Scott H. Williamson
Non-Equity Incentive Plan Awards (1)	1/1/09	$—	$81,620	$163,240
Awards in TDS.S Shares (2)
TDS.S Restricted Stock Units	5/21/09				12,389			$333,884
TDS.S Options	5/21/09					90,700	$26.95	$870,748

Total Grant Date Fair Value of All Awards								$1,204,632

David A. Wittwer
Non-Equity Incentive Plan Awards (1)	—	—	—	—
Awards in TDS.S Shares (2) TDS.S Restricted Stock Units	—				—			$—
TDS.S Options	5/21/09					89,500	$26.95	$859,227

Total Grant Date Fair Value of all Awards								$859,227

Explanation of Columns:
(a)	Includes the persons identified in the Summary Compensation Table.
(b)
Represents the date on which the Compensation Committee, or in the case of Mr. Rooney, the U.S. Cellular Long-Term Incentive Compensation Committee, took action or was deemed to take action to grant the awards.
(c)—(e)	These columns as set forth in SEC rules relate to non-equity incentive plan awards, as defined by SEC rules. See Note (1) below.

(f)—(h)	These columns as set forth in SEC rules are not applicable because the identified officers did not receive any equity incentive plan awards, as defined by SEC rules. Accordingly, such columns are not included above.
(i)
Except with respect to Mr. Rooney, includes the number of TDS Special Common Shares underlying restricted stock units awarded pursuant to the TDS 2004 Long-Term Incentive Plan. The TDS.S restricted stock units will become vested on December 15, 2011. With respect to Mr. Rooney, includes the number of USM Common Shares underlying restricted stock units granted to Mr. Rooney pursuant to the U.S. Cellular 2005 Long-Term Incentive Plan. Mr. Rooney's U.S. Cellular restricted stock units vested on October 1, 2009.

Under the TDS 2004 Long-Term Incentive Plan, executives (other than John E. Rooney) may elect to defer receipt of all or a portion of their annual bonuses up to $400,000 and to receive stock unit matches on the amount deferred. Deferred compensation is deemed invested in phantom TDS Special Common Shares. Participants receive (i) a 25% stock unit match for amounts deferred up to 50% of their total annual bonus and (ii) a 33% match for amounts deferred that exceed 50% of their total annual bonus. The matched stock units vest ratably at a rate of one-third per year over three years. The value of phantom stock bonus match units with respect to such officer is included in column (e), "Stock Awards," of the above Summary Compensation Table. After vesting, the matched stock units are credited with dividends. The Summary Compensation Table does not include any dividends (or dividend equivalents) on deferred bonus denominated in phantom TDS stock because such dividends are not preferential under SEC rules, because they are not earned at a rate higher than dividends on TDS' common stock. Deferred bonus by John E. Rooney is deemed invested in phantom USM Common Shares. U.S. Cellular does not currently pay dividends. For information relating to similar provisions under the U.S. Cellular 2005 Long-Term Incentive Plan applicable to the bonus deferral of John E. Rooney, see U.S. Cellular's proxy statement for its 2010 annual meeting.
(j)
Except with respect to John E. Rooney, represents the number of TDS Special Common Shares underlying options awarded during the year pursuant to the TDS 2004 Long-Term Incentive Plan. The TDS.S options granted on May 21, 2009 have an exercise price of $26.95 per share, which was the closing price of a TDS Special Common Share on May 21, 2009, become exercisable with respect to one-third of the number of shares subject to the option on each of the first, second and third anniversaries of the grant date and are exercisable until May 20, 2019.

In the case of Mr. Rooney, the amount represents the number of USM Common Shares underlying options awarded during the fiscal year pursuant to the U.S. Cellular 2005 Long-Term Incentive Plan. The USM options were granted on April 1, 2009 at an exercise price of $34.10 per share, which was the closing price of a USM Common Share on April 1, 2009, became fully vested on October 1, 2009, and are exercisable until April 1, 2019.
(k)	Represents the per-share exercise price of the options granted in column (j). Such exercise price is not less than the closing market price of the underlying security on the date of the grant.
(l)
Represents the aggregate grant date fair value computed in accordance with FASB ASC 718 or, in the case of any adjustment or amendment of the exercise or base price of options, stock appreciation rights ("SARs") or similar option-like instruments previously awarded to a named executive officer, whether through amendment, cancellation or replacement grants, or any other means ("repriced"), or other material modification of such awards, represents the incremental fair value, computed as of the repricing or modification date in accordance with FASB ASC 718, with respect to that repriced or modified award. No options, SARs or other similar awards were repriced or materially modified in the last fiscal year with respect to the identified executive officers.
Footnotes:
(1)
Represents amounts payable under the bonus guidelines and procedures. The bonus guidelines for the President and CEO of TDS, the President and CEO of U.S. Cellular and the President and CEO of TDS Telecom do not provide for a Threshold, Target or Maximum bonus based on specified performance measures. The above amounts for the other officers relate to the Company performance portion of the bonus with respect to 2009 performance that was paid in 2010. The Threshold amount is zero because there is no minimum level that is required for overall Company performance before a bonus can be earned. The Target amount represents the bonus for Company performance that would have been paid in 2010 if the target performance for the payment of a bonus was achieved for each performance measure in 2009 by U.S. Cellular and TDS Telecom. The Maximum amount represents the maximum bonus for Company performance that would have been paid in 2010 if each performance measure for U.S. Cellular and TDS in 2009 equaled or exceeded 200% of its target in 2009. The following shows the actual amount of non-equity incentive plan compensation in 2009 for Kenneth R. Meyers and Scott H. Williamson for reference for comparison to the Threshold, Target and Maximum above, representing 65.6% of the Target (before any discretionary adjustment).
Kenneth R. Meyers—$ 80,557 Scott H. Williamson—$ 53,543
(2)
Pursuant to the TDS 2004 Long-Term Incentive Plan, on the date specified, such executive officer was granted restricted stock units and options to purchase TDS Special Common Shares. The aggregate grant date fair value of the stock awards computed in accordance with FASB ASC 718 is reported in the Summary Compensation Table in column (e) and the aggregate grant date fair value computed in accordance with FASB ASC 718 of the option awards is reported in the Summary Compensation Table in column (f). Dividends are not earned with respect to shares underlying restricted stock units until the award becomes vested and the shares are issued or on shares underlying options until such options are exercised and the shares are issued.
(3)
Pursuant to the U.S. Cellular 2005 Long-Term Incentive Plan, on the date specified, the U.S. Cellular Long-Term Incentive Compensation Committee granted to John E. Rooney restricted stock units and options to purchase USM Common Shares. The aggregate grant date fair value computed in accordance with FASB ASC 718 of the stock awards is reported in the Summary Compensation Table in column (e) and the aggregate grant date fair value computed in accordance with FASB ASC 718 of the option awards is reported in the Summary Compensation Table in column (f). U.S. Cellular does not currently pay dividends.

(4)	Includes the number of phantom stock units in TDS Special Common Shares awarded to such officer with respect to company match units related to deferred bonus compensation. The TDS 2004 Long-Term Incentive Plan provides the opportunity for the above officers (other than Mr. Rooney) to defer receipt of a portion of their bonuses and receive TDS matching stock units. The aggregate grant date fair value computed in accordance with FASB ASC 718 of the matched stock units is reported in the Summary Compensation Table in column (e) under "Stock Awards" and the grant date fair value is reported in the above table. The above table does not include the amount of the bonus earned that was awarded as phantom stock because this is reported in the Summary Compensation Table in column (d) under "Bonus" whether paid in cash or deferred and awarded as phantom stock, rather than in column (e) as "Stock Awards". The above table also does not include the amount of the dividends paid on deferred bonus. Such dividends are not preferential because they are not earned at a rate higher than dividends on TDS' common stock. See the "Nonqualified Deferred Compensation" table below for bonus phantom stock and dividends credited to the named executive officers.
(5)
Includes the number of phantom stock units in USM Common Shares awarded to John E. Rooney with respect to company match units related to deferred bonus compensation. John E. Rooney participates in the U.S. Cellular 2005 Long-Term Incentive Plan. This plan permits officers to defer all or a portion of their annual bonus to a deferred compensation account and receive U.S. Cellular matching stock units. The aggregate grant date fair value computed in accordance with FASB ASC 718 of the company match stock units is reported in the Summary Compensation Table in column (e) under "Stock Awards" and the grant date fair value is reported in the above table. U.S. Cellular does not currently pay dividends. The above table does not include the amount of the bonus earned that was awarded as phantom stock because this is reported in the Summary Compensation Table in column (d) under "Bonus" whether paid in cash or deferred and awarded as phantom stock, rather than in column (e) as "Stock Awards". See the "Nonqualified Deferred Compensation" table below for bonus phantom stock awarded to Mr. Rooney.

Information Regarding Outstanding Equity Awards at Year End

        The following table shows, as to the executive officers who are named in the Summary Compensation Table, certain information regarding outstanding equity awards at year end.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options: (#) Exercisable (b)	Number of Securities Underlying Unexercised Options: (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
LeRoy T. Carlson, Jr. (1)
Options:
2009 TDS.S Options (3)		244,000		$26.95	5/20/19
2008 TDS.S Options (4)	75,475	150,950		$35.35	5/21/18
2007 TDS.S Options (5)	179,653			$59.45	7/2/17
2006 TDS.S Options (6)	213,333			$49.80	12/13/16
2005 Tandem Options (7)	111,045			$77.36	4/20/15
2004 Tandem Options (8)	67,540			$66.00	5/8/14
2003 Tandem Options (9)	65,567			$52.92	7/3/13
2002 Tandem Options (10)	68,215			$60.20	8/19/12
2001 Tandem Options (11)	29,429			$99.44	4/30/11
2000 2nd Tandem Options (12)	56,720			$121.12	9/16/10
2000 1st Tandem Options (13)	32,000			$105.13	5/5/10
Stock Awards:
2009 TDS.S RSUs (14)						41,141	$1,242,458
2008 TDS.S RSUs (15)						32,735	$988,597
TDS.S Bonus Match not vested: (20)						1,019	$30,774

Total TDS.S	468,461	394,950				74,895	$2,261,829

Total Tandem	430,516	—				—	$—

Kenneth R. Meyers (2)
Options:
2009 TDS.S Options (3)		129,400		$26.95	5/20/19
2008 TDS.S Options (4)	31,000	62,000		$35.35	5/21/18
2007 TDS.S Options (5)	52,942			$59.45	7/2/17
2006 USM Options (16)	15,212	7,607		$59.43	4/3/16
2005 USM Options (17)	17,200			$45.63	3/31/15
2004 USM Options (18)	8,807			$38.65	3/31/14
Stock Awards:
2009 TDS.S RSUs (14)						17,622	$532,184
2008 TDS.S RSUs (15)						13,448	$406,130
TDS.S Bonus Match not vested (20)						787	$23,767

Total TDS.S	83,942	191,400				31,857	$962,081

Total USM	41,219	7,607				—	$—

John E. Rooney (2)
Options:
2008 USM Options (19)	136,000	—		$57.19	4/1/18
Stock Awards:
USM Bonus Match not vested: (20)						3,539	$150,089

Total USM	136,000	—				3,539	$150,089

	Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options: (#) Exercisable (b)	Number of Securities Underlying Unexercised Options: (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
Scott H. Williamson (1)
Options:
2009 TDS.S Options (3)		90,700		$26.95	5/20/19
2008 TDS.S Options (4)	22,833	45,667		$35.35	5/21/18
2007 TDS.S Options (5)	56,998			$59.45	7/2/17
2006 TDS.S Options (6)	75,122			$38.00	6/19/16
2005 Tandem Options (7)	24,493			$77.36	4/20/15
2001 Tandem Options (11)	7,690			$99.44	4/30/11
2000 2nd Tandem Options (12)	14,760			$117.51	9/16/10
2000 1st Tandem Options (13)	8,600			$105.13	5/5/10
Stock Awards:
2009 TDS.S RSUs (14)						12,389	$374,148
2008 TDS.S RSUs (15)						9,904	$299,101

Total TDS.S	154,953	136,367				22,293	$673,249

Total Tandem	55,543	—				—	$—

David A. Wittwer (1)
Options:
2009 TDS.S Options (3)		89,500		$26.95	5/20/19
2008 TDS.S Options (4)	22,833	45,667		$35.35	5/21/18
2007 TDS.S Options (5)	43,077			$59.45	7/2/17
2006 TDS.S Options (6)	35,364			$38.00	6/19/16
2001 Tandem Options (11)	1,441			$99.44	4/30/11
Stock Awards:
2008 TDS.S RSUs (15)						9,120	$275,424

Total TDS.S	101,274	135,167				9,120	$275,424

Total Tandem	1,441	—				—	$—

Explanation of Columns:

(a)
Includes the persons identified in the Summary Compensation Table.

(b)
Includes, on an award-by-award basis, the number of securities underlying unexercised options, including any awards that have been transferred other than for value, that are exercisable as of December 31, 2009. No awards have been transferred. TDS awards for 2006 and subsequent years represent awards with respect to TDS Special Common Shares. TDS awards prior to 2006 represent the number of tandem TDS Common Shares and TDS Special Common Shares subject to options. Awards to Mr. Rooney, and awards to Mr. Meyers relating to periods prior to 2007, represent awards with respect to USM Common Shares.

(c)
Includes on an award-by-award basis, the number of securities underlying unexercised options, including awards that have been transferred other than for value, that are unexercisable as of December 31, 2009, if any.

(d)
This column is not applicable because the identified officers do not have any options that are equity incentive plan awards, as defined by SEC rules.

(e)
Represents the exercise prices of the awards identified in columns (b) and (c).

(f)
Represents the expiration dates of the awards identified in columns (b) and (c).

(g)
Represents the total number of shares underlying stock awards that have not vested as of December 31, 2009.

(h)
Represents the market value of shares underlying stock awards that have not vested as of December 31, 2009, calculated using the closing price of TDS Special Common Shares of $30.20, on December 31, 2009, the last trading day of 2009. With respect to Mr. Rooney, the aggregate market value of shares underlying stock awards that have not vested as of

  December 31, 2009, was calculated using the closing price of USM Common Shares of $42.41 on December 31, 2009, the last trading day of 2009.

(i)
This column is not applicable because the identified officers do not have any stock awards that are equity incentive plan awards, as defined by SEC rules.

(j)
This column is not applicable because the identified officers do not have any stock awards that are equity incentive plan awards, as defined by SEC rules.

Footnotes:

        The following provides additional information with respect to outstanding equity awards at year end. Number references correspond to numbers in the above table. The following discloses the date that options were scheduled to become exercisable and that restricted stock units were scheduled to become vested.

(1)
With respect to such officer, information is presented as to the number of TDS shares underlying options or stock awards. Awards subsequent to 2005 represent awards with respect to TDS Special Common Shares. Award prior to 2006 represent the number of tandem TDS Common Shares and TDS Special Common Shares subject to options or stock awards. The tandem awards provide that upon exercise or vesting, the holder will acquire an equal number of TDS Common Shares and TDS Special Common Shares. Dividends are not earned with respect to shares underlying restricted stock units until the award becomes vested and the shares are issued or on shares underlying options until such options are exercised and the shares are issued.

(2)
With respect to John E. Rooney, and with respect to Kenneth R. Meyers relating to periods prior to 2007, represents USM Common Shares underlying options or stock awards. With respect to Kenneth R. Meyers for 2007 and thereafter, represents TDS Special Common Shares underlying options or stock awards. U.S. Cellular does not currently pay any dividends. As reflected in the below footnotes, pursuant to an offer letter which was accepted by John E. Rooney on March 28, 2000, all stock option and restricted stock unit awards granted to him after October 10, 2006 vest six months after the date of grant. Accordingly, the stock option and restricted stock unit awards granted to Mr. Rooney on April 1, 2009 fully vested on October 1, 2009.

(3)
Such 2009 TDS.S Options represent options to purchase TDS Special Common Shares, were granted on May 21, 2009, become exercisable with respect to one third of such options on each of May 21, 2010, May 21, 2011 and May 21, 2012, and are exercisable until May 20, 2019 at the exercise price of $26.95 per share.

(4)
Such 2008 TDS.S Options represent options to purchase TDS Special Common Shares, were granted on August 26, 2008, become exercisable with respect to one third of such options on each of August 26, 2009, August 26, 2010 and August 26, 2011, and are exercisable until May 21, 2018 at the exercise price of $35.35 per share.

(5)
Such 2007 TDS.S Options represent options to purchase TDS Special Common Shares, were granted on July 2, 2007, became exercisable on December 15, 2007 and are exercisable until July 2, 2017 at the exercise price of $59.45 per share.

(6)
With respect to Scott H. Williamson and David A. Wittwer, such 2006 TDS.S Options represent options to purchase TDS Special Common Shares, were granted on June 19, 2006, became exercisable on December 15, 2006 and are exercisable until June 19, 2016 at the exercise price of $38.00 per share. With respect to LeRoy T. Carlson, Jr., such 2006 TDS.S Options were granted on December 13, 2006, became exercisable on December 15, 2006 and are exercisable until December 13, 2016 at the exercise price of $49.80 per share.

(7)
Such 2005 Tandem Options became exercisable on December 15, 2005 and are exercisable until April 20, 2015 at the exercise price of $77.36 per tandem option to purchase an equal number of TDS Common Shares and TDS Special Common Shares.

(8)
Such 2004 Tandem Options became exercisable on December 15, 2004 and are exercisable until May 8, 2014 at the exercise price of $66.00 per tandem option to purchase an equal number of TDS Common Shares and TDS Special Common Shares.

(9)
Such 2003 Tandem Options became exercisable on December 15, 2003 and are exercisable until July 3, 2013 at the exercise price of $52.92 per tandem option to purchase an equal number of TDS Common Shares and TDS Special Common Shares.

(10)
Such 2002 Tandem Options became exercisable, on December 15, 2002 and are exercisable until August 19, 2012 at the exercise price of $60.20 per tandem option to purchase an equal number of TDS Common Shares and TDS Special Common.

(11)
Such 2001 Tandem Options became exercisable on December 15, 2001 and are exercisable until April 30, 2011 at the exercise price of $99.44 per tandem option to purchase an equal number of TDS Common Shares and TDS Special Common Shares.

(12)
Such 2000 2nd Tandem Options became exercisable in annual increments of 25% on December 15, 2001 and on each anniversary of such date until December 15, 2004 and are exercisable until September 16, 2010 at the exercise price of $121.12 per tandem option ($117.51 with respect to Scott H. Williamson) to purchase an equal number of TDS Common Shares and TDS Special Common Shares.

(13)
Such 2000 1st Tandem Options became exercisable on December 15, 2000 and are exercisable until May 5, 2010 at the exercise price of $105.13 per tandem option to purchase an equal number of TDS Common Shares and TDS Special Common Shares.

(14)
Such 2009 TDS.S Restricted Stock Units will become vested on December 15, 2011.

(15)
Such 2008 TDS.S Restricted Stock Units will become vested on December 15, 2010.

(16)
The 2006 USM Options granted to Mr. Meyers were scheduled to become exercisable in annual increments of 25% on April 3 of each year beginning in 2007 and ending in 2010, and are exercisable until April 3, 2016 at an exercise price of $59.43 per share.

(17)
The 2005 USM Options granted to Mr. Meyers became exercisable in annual increments of 25% on March 31 of each year beginning in 2006 and ending in 2009, and are exercisable until March 31, 2015 at an exercise price of $45.63 per share.

(18)
The 2004 USM Options granted to Mr. Meyers became exercisable in annual increments of 25% on March 31 of each year beginning in 2005 and ending in 2008, and are exercisable until March 31, 2014 at an exercise price of $38.65 per share.

(19)
The 2008 USM Options granted to Mr. Rooney became fully exercisable on October 1, 2008, and are exercisable until April 1, 2018 at an exercise price of $57.19 per share.

(20)
Represents phantom stock match units awarded to such officer with respect to deferred bonus compensation. See "Information Regarding Nonqualified Deferred Compensation" below. Except with respect to Mr. Rooney, represents the number of TDS Special Common Shares underlying stock awards. With respect to Mr. Rooney, represents the number of USM Common Shares underlying stock awards. One-third of the phantom stock bonus match units become vested on each of the first three anniversaries of the last day of the year for which the applicable bonus is payable, provided that such officer is an employee of TDS or U.S. Cellular or an affiliate on such date.

Information Regarding Option Exercises and Stock Vested in 2009

        The following table shows, as to the executive officers who are named in the Summary Compensation Table, certain information regarding option exercises and stock vested in 2009.

Option Exercises And Stock Vested

			Stock Awards
	Option Awards
			Number of Shares Acquired on Vesting (#) (d)
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)		Value Realized on Vesting ($) (e)
LeRoy T. Carlson, Jr. (1)
TDS/TDS.S Options Exercised (Exercise Date): (8)	—	—
TDS.S Stock Awards Vested:
2007 TDS.S Restricted Stock Units (3)			20,873	$626,816
TDS.S Bonus Match Units (4) (5)			845	$25,519

Total TDS.S	—	$—	21,718	$652,335

Kenneth R. Meyers (1)(2)
TDS.S Options Exercised (Exercise Date) (6)(8):	—	—
2007 TDS.S Restricted Stock Units (3)			8,423	$252,943
TDS.S Bonus Match Units (4)(5)			482	$14,556
USM Options Exercised (Exercise Date) (6)(8):	—	—
USM Stock Awards Vested (6):
2006 USM Restricted Stock Units (3)			3,163	$114,279
USM Bonus Match Units (4)			82	$3,478

Total TDS.S	—	$—	8,905	$267,499

Total USM	—	$—	3,245	$117,757

John E. Rooney (2)
USM Options Exercised (Exercise Date): (7)(8)
2009 Options (11/6/09)	175,000	$763,000
USM Stock Awards Vested:
2009 USM Restricted Stock Units (3)			6,634	$250,168
USM Bonus Match Units (4)			3,067	$130,072

Total USM	175,000	$763,000	9,701	$380,240

Scott H. Williamson (1)
TDS/TDS.S Options Exercised (Exercise Date) (8):	—	—
TDS.S Stock Awards Vested:
2007 TDS.S Restricted Stock Units (3)			6,406	$192,372

Total TDS.S	—	$—	6,406	$192,372

David A. Wittwer (1)
TDS/TDS.S Options Exercised (Exercise Date): (8)	—	—
TDS.S Stock Awards Vested:
2007 TDS.S Restricted Stock Units (3)			5,079	$152,522

Total TDS.S	—	$—	5,079	$152,522

Explanation of Columns:

(a)
Includes the persons identified in the Summary Compensation Table.

(b)
Represents the number of securities for which options were exercised.

(c)
Represents the aggregate dollar value realized upon exercise of options, based on the difference between the market price of the underlying securities at exercise and the exercise or base price of the options.

(d)
Represents the number of shares of stock that have vested. This includes restricted stock units and bonus plan company-match phantom stock units that became vested in 2009.

(e)
Represents the aggregate dollar value realized upon vesting of stock, calculated by multiplying the number of shares of stock or units by the market value of the underlying shares on the vesting date.

Footnotes:

(1)
Except with respect to Kenneth R. Meyers as indicated, information is presented as to the number of TDS shares underlying options or stock awards. Except for TDS awards granted prior to 2006, which represent tandem TDS Common Shares and TDS Special Common Shares subject to options or stock awards, the TDS awards represent awards with respect to TDS Special Common Shares. The tandem awards provide that upon exercise or vesting, the holder will acquire an equal number of TDS Common Shares and TDS Special Common Shares.

(2)
With respect to John E. Rooney, and with respect to Kenneth R. Meyers as indicated, represents USM Common Shares underlying options or stock awards.

(3)
On December 15, 2009, the 2007 TDS.S restricted stock units vested and were issued in TDS Special Common Shares. The amounts in column (e) relating to such shares represent the market values of these shares on such date, using the closing price of $30.03 on December 15, 2009.

With respect to Mr. Rooney, pursuant to John E. Rooney's employment letter agreement, USM options and restricted stock units awarded to Mr. Rooney on April 1, 2009 vested on October 1, 2009. The stock price used to calculate the value realized on vesting of the restricted stock units was the closing price of USM Common Shares of $37.71 on October 1, 2009.

With respect to Mr. Meyers, his USM 2006 restricted stock units became vested on April 3, 2009. The closing price of USM Common Shares on April 3, 2009 was $36.13.

(4)
Pursuant to the TDS 2004 Long-Term Incentive Plan, the bonus plan company-match phantom stock units vest one-third on each of the first three anniversaries of the last day of the year for which the applicable bonus is payable, provided that such employee is an employee of TDS or an affiliate on such date. The stock price used to calculate the value realized on vesting for TDS shares was the closing price of TDS Special Common Shares of $30.20 on December 31, 2009, the last trading day of 2009. Pursuant to U.S. Cellular's 2005 Long-Term Incentive Plan, the bonus plan company-match phantom stock units vest one-third on each of the first three anniversaries of the last day of the year for which the applicable bonus is payable, provided that such employee is an employee of U.S. Cellular or an affiliate on such date. The stock price used to calculate the value realized on vesting for U.S. Cellular shares was the closing price of USM Common Shares of $42.41 on December 31, 2009, the last trading day in 2009. See "Information Regarding Nonqualified Deferred Compensation" below.

(5)
Pursuant to SEC rules, column (h) of the Summary Compensation Table does not include any dividends (or dividend equivalents) on deferred bonus denominated in phantom TDS stock because such dividends are not preferential under SEC rules, because they are not earned at a rate higher than dividends on TDS' common stock. U.S. Cellular does not currently pay dividends.

(6)
Kenneth R. Meyers received options, restricted stock units and bonus match units in USM Common Shares prior to 2007 when he was employed by U.S. Cellular and received such awards in TDS Special Common Shares in 2007 and later years after he became employed by TDS.

(7)
John E. Rooney exercised stock options with respect to 175,000 USM Common Shares on November 6, 2009. The exercise price for such options was $34.10 per share and the closing price of USM Common Shares on such date was $38.46 per share, resulting in a value of $763,000 realized upon exercise. Mr. Rooney paid the exercise price by allowing U.S. Cellular to withhold USM Common Shares having a value equal to the aggregate exercise price. He also paid taxes by allowing U.S. Cellular to withhold USM Common Shares having a value equal to the tax withholding amount.

(8)
See the Outstanding Equity Awards at Fiscal Year-End Table above for a description of the options that continued to be held by the named executive officers at December 31, 2009. In addition, the following is a description of options that had been fully exercised or had expired unexercised as of December 31, 2009 by the named executive officers:

    As of December 31, 2008, LeRoy T. Carlson, Jr. held 1999 Tandem Options for 27,850 TDS Common Shares and TDS Special Common Shares. The 1999 Tandem Options became exercisable on December 15, 1999 and were exercisable until April 30, 2009 at the exercise price of $66.75 per tandem option to purchase an equal number of TDS Common Shares and TDS Special Common Shares. Such options expired unexercised on April 30, 2009.

Information Regarding Pension Benefits

        TDS and U.S. Cellular executive officers are covered by the Tax-Deferred Savings Plan (a tax-qualified "defined contribution" plan), the Pension Plan (a tax-qualified "defined contribution" plan) and the SERP (a non-qualified "defined contribution" supplemental plan), as discussed above. The company contributions for each of the named executive officers under these plans is disclosed in column (i), "All Other Compensation," of the Summary Compensation Table. TDS and U.S. Cellular do not have any "defined benefit" pension plans (including supplemental plans). The named executive officers only participate in tax-qualified defined contribution plans and a non-qualified defined contribution plan. Accordingly, the Pension Benefits table required to be provided by SEC rules is not applicable.

Information Regarding Nonqualified Deferred Compensation

        The following table shows, as to the executive officers who are named in the Summary Compensation Table, certain information regarding nonqualified deferred compensation.

Nonqualified Deferred Compensation

Name (a)	Executive Contributions in Last FY ($) (b)	Registrant Contributions in Last FY ($) (c)	Aggregate Earnings in Last FY ($) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last FYE ($) (f)
LeRoy T. Carlson, Jr.
SERP (1)
Company contribution		$23,802
Interest up to AFR			$20,040
Interest above AFR			$9,722

Total Interest			$29,762
Balance at year end					$428,144
Bonus Deferral and Company Match (3):
Deferral of 2008 Bonus paid in 2009—4,208 TDS.S Shares	$98,250
Company Match for 2008 Bonus paid in 2009 of 1,052 TDS.S Shares		$24,563
Dividends on Deferred Bonus:
374 TDS.S Shares			$11,295
158 TDS Shares			$5,359
Changes in Value in 2009			$111,188
Accumulated Balance at Year End:
28,530 TDS.S Shares (including 1,019 unvested shares)					$861,606
12,632 TDS Shares (all vested)					$428,477

Total Value of Accumulated Balance					$1,290,083

Aggregate Totals (4)	$98,250	$48,365	$157,604	$—	$1,718,227

Name (a)	Executive Contributions in Last FY ($) (b)	Registrant Contributions in Last FY ($) (c)	Aggregate Earnings in Last FY ($) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last FYE ($) (f)
Kenneth R. Meyers
SERP (1)
Company contribution		$37,504
Interest up to AFR			$18,997
Interest above AFR			$9,217

Total Interest			$28,214
Balance at year end					$420,814
Salary Deferral (2)
TDS
Salary deferral	$55,208
Interest up to AFR			$6,224
Interest above AFR			$852

Total Interest			$7,076
Balance at year end					$169,687
U.S. Cellular (for periods prior to 2007)
Interest up to AFR			$2,037
Interest above AFR			$359

Total Interest			$2,396
Balance at year end					$45,275
Bonus Deferral and Company Match (3):
TDS.S Shares:
Deferral of 2008 Bonus paid in 2009—3,532 TDS.S Shares	$82,475
Company Match for 2008 Bonus paid in 2009 of 883 TDS.S Shares		$20,619
Dividends on Deferred Bonus of 86 TDS.S Shares			$2,597
Changes in Value in 2009			$36,362
Accumulated Balance at Year End:
7,417 TDS.S Shares (including 787 unvested shares)					$223,993
USM Shares:
Changes in Value in 2009			$(1,017)
Accumulated Balance at Year End—1,226 USM Shares (all vested)					$51,995

Aggregate Totals (4)	$137,683	$58,123	$75,628	$—	$911,764

Name (a)	Executive Contributions in Last FY ($) (b)	Registrant Contributions in Last FY ($) (c)	Aggregate Earnings in Last FY ($) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last FYE ($) (f)
John E. Rooney
SERP (1)
Company contribution		$37,504
Interest up to AFR			$14,807
Interest above AFR			$7,183

Total Interest			$21,990
Balance at year end					$336,256
Salary Deferral (2)
Company contribution	$6,618
Interest up to AFR			$8,424
Interest above AFR			$1,485

Total Interest			$9,909
Balance at year end					$187,812
Bonus Deferral and Company Match (3):
Deferral of 2008 Bonus paid in 2009—12,210 USM Shares	$410,000
Company Match for 2008 Bonus paid in 2009—3,559 USM Shares		$119,515
Changes in Value in 2009			$112,733
Accumulated Balance as of December 31, 2009—47,715 USM Common Shares (including 3,539 unvested shares)					$2,023,593

Aggregate Totals (4)	$416,618	$157,019	$144,632	$—	$2,547,661

Scott H. Williamson
SERP (1)
Company contribution		$25,513
Interest up to AFR			$18,677
Interest above AFR			$9,061

Total Interest			$27,738
Balance at year end					$402,357

Aggregate Totals (4)	$—	$25,513	$27,738	$—	$402,357

David A. Wittwer
SERP (1)
Company contribution		$11,311
Interest up to AFR			$5,952
Interest above AFR			$2,888

Total Interest			$8,840
Balance at year end					$131,406
Salary Deferred in prior years (2)
Interest up to AFR			$57,891
Interest above AFR			$10,041

Total Interest			$67,932
Balance at year end					$1,306,658

Aggregate Totals (4)	$—	$11,311	$76,772	$—	$1,438,064

Explanation of Columns:

(a)
Includes the persons identified in the Summary Compensation Table.

(b)
Represents the dollar amount of executive contributions during the last fiscal year. With respect to any deferred salary, includes the actual dollar amount deferred. The entire amount of the salary earned in 2009 is included in column (c) of the Summary Compensation Table, whether or not deferred. Only John E. Rooney and Kenneth R. Meyers deferred a portion of their salary in 2009. The deferred salary account is paid at the time and in the form provided in the applicable plan or agreement, which permits certain distribution elections by the officer.

  With respect to deferred bonus, includes the actual dollar amount of bonus deferred, which amount is also included in column (d) of the Summary Compensation Table. The entire amount of the bonus earned in 2009 is included in column (d) of the Summary Compensation Table, whether or not deferred. LeRoy T. Carlson, Jr., Kenneth R. Meyers and John E. Rooney each deferred a portion of their bonus. As discussed above, the bonus earned in 2009 includes amounts based upon 2008 performance and 2009 performance. The named executive officers employed by TDS receive a distribution of the deferred compensation account at the earlier of the date elected by the officer and the officer's separation from service (or, with respect to amounts subject to section 409A of the Internal Revenue Code, the seventh calendar month following the calendar month of the officer's separation from service). The named executive officers employed by USCC receive a distribution of the deferred compensation account at the date elected by the officer.

(c)
Represents the dollar amount of aggregate contributions by TDS or U.S. Cellular during the last fiscal year. With respect to the SERP, represents the actual dollar amount contributed with respect to 2009 for the officer. This is the same as the amount reported in column (i) of the Summary Compensation Table. With respect to the company match, the amounts in 2009 represent the value of the shares awarded to such officer. This is the same as the amount included in column (e) of the Summary Compensation Table.

(d)
Includes the dollar amount of aggregate interest or other earnings accrued during the last fiscal year. With respect to the SERP, represents the actual dollar amount earned in 2009 by the officer, of which any amount that is deemed to be above-market or preferential earnings as defined by SEC rules is included in column (h) of the Summary Compensation Table. With respect to any deferred salary, includes the amount of interest credited to the deferred account for 2009, of which any amount that is deemed to be above-market or preferential earnings as defined by SEC rules is included in column (h) of the Summary Compensation Table. The amount up to the AFR (as previously defined) is not deemed to be above-market or preferential. The amount above the AFR is deemed to be above-market or preferential and, therefore, is included in the Summary Compensation Table. With respect to dividends on the bonus deferral and company match, represents the dollar value of the phantom stock units credited to the account of the identified officer as dividends, based on the closing price of the underlying shares on December 31, 2009, the last trading day of the year.

  Also includes the changes in value of the bonus match units in 2009. This amount is not included in the Summary Compensation Table.

(e)
Represents the aggregate dollar amount of any withdrawals by or distributions to the executive during the last fiscal year. Any such amounts represent withdrawals or distributions of company and/or employee contributions and/or earnings from prior years and are not included in 2009 compensation in the Summary Compensation Table.

(f)
Represents the dollar value of the balance of the executive's account as of the end of the last fiscal year. With respect to the SERP, represents the actual dollar amount in the executive's account as of December 31, 2009. With respect to any deferred salary, represents the actual dollar amount in the executive's account as of December 31, 2009. With respect to bonus deferral and company match, represents the dollar value of the number of phantom stock units held in the executive's account based on the closing price of the underlying shares on December 31, 2009, the last trading day of the year. The stock price used for TDS shares was the closing price of TDS Common Shares of $33.92 and TDS Special Common Shares of $30.20, on December 31, 2009. The stock price used for U.S. Cellular shares was the closing price of USM Common Shares of $42.41 on December 31, 2009. Column (f) includes amounts reported as 2009 compensation in the Summary Compensation Table, as indicated in notes to columns (b) through (d).

Footnotes:

(1)
Each of the identified officers participates in the SERP. This plan provides supplemental benefits to the TDS Pension Plan to offset the reduction of benefits caused by the limitation on annual employee compensation which can be considered for tax qualified pension plans under the Internal Revenue Code. The SERP is a non-qualified deferred compensation plan and is intended to be unfunded. Such officers are credited with earnings on their balances in this nonqualified defined contribution plan. Under the SERP, the deferred balance is credited with an assumed rate of earnings on all items other than the contributions for the current year equal to the yield on ten year BBB rated industrial bonds for the last trading date of the prior year as quoted by Standard & Poor's. The interest rate for 2009 was set as of the last trading date of 2008 at 7.95% per annum, based on the yield on ten year BBB rated industrial bonds at such time. Such rate exceeded 120% of the applicable federal long-term rate, with compounding (as prescribed under section 1274(d) of the Internal Revenue Code) ("AFR"), of 5.35% at such time. Accordingly, pursuant to SEC rules, column (h) of the Summary Compensation Table for 2009 includes the portion of such interest that exceeded the AFR at the time the interest rate was set.

See "Compensation Discussion and Analysis" for information relating to vesting and distribution of amounts under the SERP.

(2)
Represents deferred salary accounts pursuant to deferred salary compensation agreements with Mr. Meyers, Mr. Rooney and Mr. Wittwer. The other officers have not deferred any of their salaries. All of the annual salary is reported in column (c) of the Summary Compensation Table, whether or not deferred. Pursuant to the agreements, the deferred salary accounts are credited with interest compounded monthly, computed at a rate equal to one-twelfth of the sum of the average thirty-year Treasury Bond rate for salary deferred as an employee of TDS, or the twenty-year Treasury Bond rate for salary deferred as an employee of U.S. Cellular, plus 1.25 percentage points, until the deferred compensation amount is paid to such person. As required by SEC rules, column (h) of the Summary Compensation Table includes the portion of such interest that exceeded interest calculated using the AFR at the time each monthly interest rate is set.

(3)
The amounts in column (b) represent deferrals of annual bonus. All of the annual bonus earned is reported in column (d), "Bonus," of the Summary Compensation Table, whether or not deferred. The amounts in column (c) represent the value of company match units awarded to such officer. One-third of the phantom stock bonus match units vest with respect to a particular year's deferred bonus on each of the first three anniversaries of the last day of the year for which the applicable bonus is payable, provided that the officer is an employee of TDS or U.S. Cellular or an affiliate on such date. If the officer continues as an employee during the entire vesting period, he or she will receive a total bonus match equal to the sum of (i) 25% of amounts deferred up to 50% of such year's bonus and (ii) 33% (33 1/3% in the case of an officer employed by U.S. Cellular) of amounts deferred that exceed 50% of such year's bonus. The vesting of unvested phantom stock units may accelerate under certain circumstances and the effects of such acceleration are disclosed in the "Potential Payments Upon Termination or Change in Control" table below. The aggregate grant date fair value computed in accordance with FASB ASC 718 of the matched stock units is reported in the Summary Compensation Table in column (e) under "Stock Awards."

A TDS officer will receive in shares an amount equal to his or her vested deferred compensation account balance at the earlier of the date elected by the officer and the officer's separation from service (or, with respect to amounts subject to section 409A of the Internal Revenue Code, the seventh calendar month following the calendar month of the officer's separation from service).

John E. Rooney participates and prior to 2007 Kenneth R. Meyers participated in the U.S. Cellular 2005 Long-Term Incentive Plan. This plan permits participants to defer all or a portion of their annual bonus to a deferred compensation account. Deferred compensation will be deemed invested in phantom USM Common Shares. The entire amount of the bonus earned is reported in the Summary Compensation Table in column (d) under "Bonus," whether or not deferred and deemed invested in phantom stock. The aggregate grant date fair value computed in accordance with FASB ASC 718 of the matched stock units is reported in the Summary Compensation Table in column (e) under "Stock Awards." For further information relating to U.S. Cellular company match awards, see U.S. Cellular's proxy statement for its 2010 annual meeting. A U.S. Cellular officer will receive in shares an amount equal to his or her vested deferred compensation account balance at the date elected by the officer (either the officer's separation from service, subject to the six-month delay required by section 409A of the Internal Revenue Code, or a date specified by the officer).

(4)
Information relating to deferred compensation amounts included in the above Summary Compensation Table for 2009 is discussed in the above notes. As required by SEC rules, the following is a summary of the amount of the total deferred compensation balances reported as compensation in the Summary Compensation Table in prior years, beginning with deferred compensation in 2006, which is the first year in which deferred compensation was reported pursuant to the above table. The below amounts do not include previously reported deferred compensation that has been distributed.

	LeRoy T. Carlson, Jr.	Kenneth R. Meyers	John E. Rooney	Scott H. Williamson	David A. Wittwer
SERP Company Contribution	$58,281	$69,685	$103,311	$50,841	$—
Salary Deferral	—	103,409	167,164	—	—
Excess Interest	1,597	1,573	1,362	1,450	—
Bonus Deferral	372,500	158,215	1,500,000	—	—
Company Match	95,625	39,554	471,588	—	—

Total	$528,003	$372,436	$2,243,425	$52,291	$—

Potential Payments Upon Termination Or Change-In-Control

        This section discusses, with respect to the executives identified in the Summary Compensation Table, each contract, agreement, plan or arrangement, whether written or unwritten, that provides for payments to such executive at, following, or in connection with any termination, including resignation, severance, retirement or constructive termination, or a change in control of TDS or a change in the executive officer's responsibilities.

        TDS does not have any plans or policies that provide for severance or other compensation or benefits to the named executive officers upon termination or a Change in Control other than the acceleration of vesting of option and stock awards upon certain events as discussed herein and other than certain agreements described in the footnotes to the Table of Potential Payments upon Termination or Change in Control. However, TDS may enter into agreements or arrangements with officers that provide for severance or other compensation or benefits under circumstances that are negotiated with an officer in connection with the employment or termination of employment of such officer, as discussed below.

        The acceleration of vesting of awards is considered to be appropriate under certain qualified termination events or a Change in Control, but TDS does not consider it appropriate to generally provide for other significant severance or similar benefits in such events or to permit the acceleration of vesting of awards as a general rule for non-qualified termination events. TDS considers the fact that, unlike many companies that may be widely held, TDS is controlled by the TDS Voting Trust. As a result, TDS does not follow the practices of certain other companies that may provide for substantial benefits upon a termination or a Change in Control as a standard practice. Instead, potential payments upon termination or a Change in Control are designed primarily so that employees are neither harmed nor given a windfall in such circumstances. The acceleration of awards under certain circumstances is intended to motivate executive officers to act in the best long-term interests of TDS.

        With respect to agreements with specific officers, TDS may enter into arrangements that provide for severance or other compensation or benefits under circumstances that are negotiated with such officer in connection with employment or termination of employment. Any such agreement or arrangement is based on the facts and circumstances at the time relating to that particular employment relationship. TDS has entered into certain agreements with the named executive officers as described in the footnotes to the Table of Potential Payments upon Termination or Change in Control.

        The foregoing limited and customized approach to termination payments is consistent with TDS' overall compensation objectives, as discussed herein. These objectives assume that officers will be compensated primarily based on performance during their continued employment with TDS and are designed to motivate executive officers to act in the best long-term interest of TDS, recognizing that TDS is a controlled company. As a result, these objectives do not contemplate providing significant benefits upon or providing significant incentives with respect to qualified termination events or a Change in Control or providing any benefits upon non-qualified termination events. Accordingly, the limited amounts of termination and Change in Control payments provided as discussed herein are taken into account with all other facts and circumstances, but otherwise do not significantly affect decisions relating to other elements of compensation, which are provided consistent with the foregoing compensation objectives assuming continued employment until normal retirement.

Table of Potential Payments upon Termination or Change in Control

        The following table summarizes the estimated payments to be made under each contract, agreement, plan or arrangement which provides for payments to a named executive officer at, following, or in connection with any termination of employment including by resignation, retirement, disability or a constructive termination of a named executive officer, or a Change in Control or a change in the named executive officer's responsibilities. However, in accordance with SEC regulations, the following does not report any amount to be provided to a named executive officer under any arrangement that does not discriminate in scope, terms, or operation in favor of our executive officers and which is available generally to all employees. Also, the following table does not repeat information disclosed above under the Nonqualified Deferred Compensation table or the Outstanding Equity Awards at Fiscal Year-End table, except to the extent that the amount payable to the named executive officer would be enhanced or accelerated by the termination event.

        The following table provides quantitative disclosure, assuming that the triggering event took place on December 31, 2009 and, if applicable, that the price per share of the registrant's securities is the closing market price as of December 31, 2009, the last trading day in 2009. All of John E. Rooney's awards granted prior to 2010 other than bonus match awards have vested pursuant to an agreement with U.S. Cellular. See footnote (3) to the below table. With respect to the other officers, because all of the options granted by TDS prior to 2008 are exercisable as of December 31, 2009, no additional amounts would become payable with respect to TDS options granted prior to 2008 upon any termination or Change in Control. However, additional payments may become due as a result of the acceleration of the vesting of restricted stock units and/or bonus match units granted by TDS or U.S. Cellular, or options granted by TDS during 2008 or 2009 or by U.S. Cellular, upon the following triggering events: (i) a qualified disability (for restricted stock units and bonus match awards but not options), (ii) death (for restricted stock units and bonus match awards but not options), (iii) a Change in Control (as defined above) and (iv) a qualified retirement (for restricted stock units and options granted by either TDS or U.S. Cellular and bonus match awards granted by U.S. Cellular but not bonus match awards granted by TDS) (collectively, "Triggering Events"). No such additional payments would be made in the event of any other termination of employment or service. In addition, the below table identifies other payments that have been, will be or would be made pursuant to certain agreements as discussed below.

Table of Potential Payments upon Termination or Change in Control

Name (a)	Early Vesting of Options ($) (b)	Early Vesting of Restricted Stock Units ($) (c)	Early Vesting of Bonus Stock Match Units ($) (d)	Other ($) (e)	Total ($) (f)
LeRoy T. Carlson, Jr.
Options (exercise price)
2009 Options for 244,000 TDS.S Shares ($26.95) (1)	$793,000				$793,000
2008 Options for 150,950 TDS.S Shares ($35.35) (1)	—				—
Restricted Stock Units
2009 Award of 41,141 TDS.S Shares		$1,242,458			$1,242,458
2008 Award of 32,735 TDS.S Shares		$988,597			$988,597
Bonus Stock Match Units for unvested shares as of December 31, 2009
1,019 TDS.S Shares			$30,774		$30,774

Aggregate Totals	$793,000	$2,231,055	$30,774	—	$3,054,829

Kenneth R. Meyers (2)
Options (exercise price)
2009 Options for 129,400 TDS.S Shares ($26.95) (1)	$420,550				$420,550
2008 Options for 62,000 TDS.S Shares ($35.35) (1)	—				—
2006 Options for 7,607 USM Common Shares ($59.43) (1)	—				—
Restricted Stock Units
2009 Award of 17,622 TDS.S Shares		$532,184			$532,184
2008 Award of 13,448 TDS.S Shares		$406,130			$406,130
Bonus Stock Match Units for unvested shares as of December 31, 2009
787 TDS.S Shares			$23,767		$23,767

Aggregate Totals	$420,550	$938,314	$23,767	—	$1,382,631

John E. Rooney (3)
Options	—				—
Restricted Stock Units		—			—
Bonus Stock Match Units for unvested shares as of December 31, 2009 of 3,539 USM Shares			$150,089		$150,089

Aggregate Totals	—	—	$150,089	—	$150,089

Scott H. Williamson
Options (exercise price)
2009 Options for 90,700 TDS.S Shares ($26.95) (1)	$294,775				$294,775
2008 Options for 45,667 TDS.S Shares ($35.35) (1)	—				—
Restricted Stock Units
2009 Award of 12,389 TDS.S Shares		$374,148			$374,148
2008 Award of 9,904 TDS.S Shares		$299,101			$299,101

Aggregate Totals	$294,775	$673,249	—	—	$968,024

David A. Wittwer
Options (exercise price)
2009 Options for 89,500 TDS.S Shares ($26.95) (1)	$290,875				$290,875
2008 Options for 45,667 TDS.S Shares ($35.35) (1)	—				—
Restricted Stock Units
2008 Award of 9,120 TDS.S Shares		$275,424			$275,424

Aggregate Totals	$290,875	$275,424	—	—	$566,299

Explanation of Columns:

(a)
Includes the persons identified in the Summary Compensation Table.

(b)
Represents the maximum potential value of accelerated options assuming that a Triggering Event took place on December 31, 2009 and that the price per share of the registrant's securities is the closing market price as of December 31, 2009, the last trading day in 2009. The stock price used for TDS Special Common Shares was the closing price of TDS Special Common Shares of $30.20 on December 31, 2009.

(c)
Represents the maximum value of accelerated restricted stock units assuming that a Triggering Event took place on December 31, 2009 and that the price per share of the registrant's securities is the closing market price as of December 31, 2009, the last trading day in 2009. The stock price used for TDS Special Common Shares was the closing price of TDS Special Common Shares of $30.20 on December 31, 2009. Accordingly, an expense with respect to such shares is also included in column (e), "Stock Awards", in the Summary Compensation Table.

(d)
Represents the maximum potential value of accelerated bonus match units assuming that a Triggering Event took place on December 31, 2009 and that the price per share of the registrant's securities is the closing market price as of December 31, 2009, the last trading day in 2009. The stock price used for TDS Special Common Shares was the closing price of TDS Special Common Shares of $30.20 on December 31, 2009. The stock price used for U.S. Cellular shares was the closing price of USM Common Shares of $42.41 on December 31, 2009. Mr. Rooney has met the requirements for a qualified retirement and thus accelerated vesting of his bonus match awards would occur upon his termination. As discussed above, U.S. Cellular announced that Mr. Rooney will retire from U.S. Cellular in 2010.

(e)
There were no other potential payments upon a termination or change in control as of December 31, 2009.

(f)
Represents the total of columns (b) through (e).

Although TDS has attempted to make a reasonable estimate (or a reasonable estimated range of amounts) applicable to the payment or benefit based on the disclosed material assumptions, the calculation of the foregoing represents forward-looking statements that involve risks, uncertainties and other factors that may cause actual results to be significantly different from the amounts expressed or implied by such forward looking statements. Such risks, uncertainties and other factors include those set forth under "Risk Factors" in TDS' Form 10-K for the year ended December 31, 2009.

Perquisites and other personal benefits or property payable upon termination or change in control are excluded only if the aggregate amount of such compensation will be less than $10,000. A perquisite or personal benefit is specifically identified only if it exceeds the greater of $25,000 or 10% of the total amount of perquisites and personal benefits for an officer. Any perquisite or benefit is valued on the basis of the aggregate incremental cost of such perquisite or personal benefit to TDS.

No information is provided with respect to contracts, agreements, plans or arrangements to the extent they do not discriminate in scope, terms or operation in favor of executive officers of the registrant and that are available generally to all employees.

Footnotes:

(1)
Represents the potential acceleration of unvested options. TDS options otherwise become exercisable with respect to one-third of the number of shares subject to the option on each of the first, second and third anniversaries of the grant date. No dollar amount is reflected in the table with respect to the 2008 TDS options because the exercise price of $35.35 per share exceeded the closing price of the TDS.S shares on December 31, 2009 of $30.20 per share. In addition, with respect to Kenneth R. Meyers, includes the potential acceleration of unvested USM options. However, no dollar amount is reflected in the table with respect to Mr. Meyer's 2006 USM options because the exercise price of the options of $59.43 per share exceeded the closing price of the USM shares on December 31, 2009 of $42.41 per share.

(2)
Kenneth R. Meyers was appointed Executive Vice President and Chief Financial Officer of TDS effective January 1, 2007. In connection therewith, he relinquished the position of Executive Vice President—Finance, Chief Financial Officer and Treasurer of U.S. Cellular effective December 31, 2006. Because TDS is an affiliate of U.S. Cellular, this did not trigger any termination or other payments to Mr. Meyers. In connection with Mr. Meyers' change in employment to TDS from U.S. Cellular, TDS entered into a Retention Agreement with Kenneth R. Meyers as of December 4, 2006 with respect to Mr. Meyers' unvested U.S. Cellular options and restricted stock units. Reference is made to TDS' Form 8-K dated November 30, 2006 for further information and a copy of such agreement and to TDS' Form 8-K dated December 22, 2008 for an amendment to this agreement. This agreement provides that, in the event of a qualified termination of Mr. Meyers' employment with TDS on or after January 1, 2007, TDS will make certain payments to Mr. Meyers. A qualified termination is a termination by TDS without cause, as defined in such agreement, or by Mr. Meyers for good reason, as defined in such agreement. The payment would consist of the sum of (1) the difference between the fair market value and the exercise price of specified unvested options to acquire USM Common Shares held by Mr. Meyers which are cancelled and (2) the fair market value of specified unvested restricted stock units with respect to USM Common Shares held by Mr. Meyers which are forfeited, in each case as a result of the qualified termination of Mr. Meyers' employment with TDS. Assuming a qualified termination on December 31, 2009, the payment that Mr. Meyers would have received under this agreement would be the same as the amounts reported in the above table with respect to U.S. Cellular options. Any payments under this agreement would be made by TDS rather than U.S. Cellular. As indicated above, no amount would be payable to Mr. Meyers with respect to the remaining unvested option for USM Common Shares because the exercise price of this option is $59.43 per share, which is greater than the closing price of USM Common Shares as of December 31, 2009 of $42.41 per share. The final portion of this option vested and became exercisable on April 3, 2010, accordingly, this agreement ceased to be executory as of such date.

(3)
U.S. Cellular has certain arrangements with John E. Rooney relating to vesting of options and restricted stock units. Reference is made to U.S. Cellular's Form 8-K dated March 26, 2000 for further information. All option and restricted stock unit awards granted after April 10, 2006 are required to fully vest six months after the date of grant, as discussed above. Accordingly, Mr. Rooney would have no further benefits or acceleration as a result of termination or Change in Control, except with respect to bonus stock match units as set forth in the above table. In addition, see the above discussion under "Other Benefits and Plans Available to Identified Officers—U.S. Cellular 2005 Long-Term Incentive Plan" in the Compensation Discussion and Analysis of the special exercisability and vesting provisions applicable to the stock options and restricted stock units granted to Mr. Rooney on April 1, 2010.

Compensation of Directors

        The following table shows, as to directors who are not executive officers of TDS, certain information regarding director compensation.

Director Compensation

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (h)
James Barr III (1) (2)	$—	$—	—	—	—	$81,999	$81,999
Letitia G. Carlson, M.D.	$89,510	$45,000	—	—	—	$124	$134,634
Prudence E. Carlson	$89,510	$45,000	—	—	—	$124	$134,634
Walter C.D. Carlson	$149,760	$45,000	—	—	—	$124	$194,884
Clarence A. Davis (2)	$32,750	$—	—	—	—	$72	$32,822
Gregory P. Josefowicz (2)	$79,510	$45,000	—	—	—	$124	$124,634
Donald C. Nebergall	$116,260	$45,000	—	—	—	$124	$161,384
George W. Off	$139,510	$45,000	—	—	—	$124	$184,634
Christopher D. O'Leary	$124,510	$45,000	—	—	—	$124	$169,634
Mitchell H. Saranow	$145,760	$45,000	—	—	—	$124	$190,884
Gary L. Sugarman (2)	$32,750	$—	—	—	—	$72	$32,822
Herbert S. Wander	$161,760	$45,000	—	—	—	$124	$206,884

Explanation of Columns:

(a)
Includes each director unless such director is an executive officer whose compensation, including any compensation for service as a director, is fully reflected in the Summary Compensation Table. Accordingly, this includes only non-employee directors. Directors who are employees of TDS or its subsidiaries are identified in the Summary Compensation Table. Such directors do not receive director fees or compensation except for director life insurance, as disclosed in the Summary Compensation Table.

(b)
Includes the aggregate dollar amount of all fees earned or paid in cash for services as a director, including annual retainer fees, committee and/or chairmanship fees, and meeting fees.

(c)
Represents the aggregate grant date fair value computed in accordance with FASB ASC 718. Pursuant to the terms of the plan as amended, represents the 2009 annual stock award of $45,000. Based on the closing price of the TDS Special Common Shares on February 27, 2009, the last trading day in February 2009, of $27.50, 1,636 shares were issued. The following table discloses certain additional information with respect to stock awards to non-employee directors.

Name	Aggregate Number of awards of TDS Special Common Shares outstanding at December 31, 2009	Aggregate Number of TDS Special Common Shares underlying Stock Awards Granted in 2009	Aggregate Grant Date Fair Value of Stock Awards in 2009
James Barr III (2)	—	—	$—
Letitia G. Carlson, M.D.	—	1,636	$45,000
Prudence E. Carlson	—	1,636	$45,000
Walter C.D. Carlson	—	1,636	$45,000
Clarence A. Davis (2)	—	—	$—
Gregory P. Josefowicz (2)	—	1,636	$45,000
Donald C. Nebergall	—	1,636	$45,000
George W. Off	—	1,636	$45,000
Christopher D. O'Leary	—	1,636	$45,000
Mitchell H. Saranow	—	1,636	$45,000
Gary L. Sugarman (2)	—	—	$—
Herbert S. Wander	—	1,636	$45,000
(d)
This column is not applicable because non-employee directors do not receive options.

(e)
This column is not applicable because non-employee directors do not participate in any non-equity incentive plans, as defined by SEC rules.

(f)
This column is not applicable because non-employee directors do not participate in any pension plans or receive any earnings on deferred compensation.

(g)
Represents the dollar value of insurance premiums paid by, or on behalf of, TDS during the fiscal year with respect to life insurance for the benefit of such director, which, except with respect to James Barr III, is the only category of other compensation. Also includes consulting fees paid to James Barr III. See note (1) below.

(h)
Represents the sum of all amounts reported in columns (b) through (g).

Footnotes:

(1)
Mr. Barr relinquished his position as President and Chief Executive Officer of TDS Telecom effective January 1, 2007. He remained on TDS Telecom's payroll until March 23, 2007 and retired on March 24, 2007. On March 6, 2006, TDS and James Barr III entered into an amendment of an arrangement relating to Mr. Barr's employment and retirement. Reference is made to TDS' Form 8-K dated March 6, 2006 for further information. Under the amended arrangement, because Mr. Barr remained employed with TDS Telecom until at least March 31, 2005, the agreement provided that (i) all of Mr. Barr's stock options became fully vested on the date of his retirement and (ii) TDS will pay Mr. Barr a sum equal to his then current annual salary in twenty-four equal monthly installments, with the initial six installments to be paid on or as soon as administratively practicable following the six month anniversary of his retirement and the remaining 18 installments to be paid each month after the six month anniversary of his retirement. Mr. Barr was required to provide consulting services to TDS during such period in consideration for such payments. Upon his retirement, all of his options vested pursuant to the foregoing agreement. Mr. Barr's 2005 and 2006 restricted stock awards also vested upon his retirement in accordance with such award agreements. Mr. Barr did not receive director fees while he received consulting fees pursuant to the foregoing arrangement. Mr. Barr received consulting fees of $81,875 in 2009, which is included above in Column (g), "All Other Compensation", pursuant to SEC rules. Mr. Barr received consulting fees until March 24, 2009, after which time Mr. Barr began to receive director fees as a non-employee director. However, Mr. Barr ceased to be a TDS director on May 21, 2009 as discussed in note (2) below.

(2)
As discussed above under "Settlement Agreement", the TDS board of directors nominated Clarence A. Davis and Gary L. Sugarman for election as directors by the holders of Common Shares and Special Common Shares at the 2009 annual meeting and such persons were elected as directors at such meeting. As a result, James Barr III and Gregory P. Josefowicz ceased to be directors of TDS when their terms expired at the 2009 annual meeting. However, as the controlling shareholder of U.S. Cellular, TDS voted for James Barr III and Gregory P. Josefowicz to be elected as directors of U.S. Cellular at the 2009 annual meeting of U.S. Cellular and such persons were elected as directors of U.S. Cellular at such meeting.

Narrative Disclosure to Director Compensation Table

        The following provides additional information with respect to director compensation. All director compensation is approved by the full board of directors.

        The board of directors has approved a Compensation Plan for Non-Employee Directors (the "Directors Plan"), which was approved by TDS shareholders at the 2009 annual meeting. The following describes the approved plan.

        Non-employee directors will receive an annual director's retainer fee of $55,000 paid in cash. Non-employee directors also will receive an annual stock award of $55,000 paid in the form of TDS Special Common Shares, which will be distributed in March on or prior to March 15 of each year, beginning March 2009, for services performed during the 12 month period that commenced on March 1 of the immediately preceding calendar year and ended on the last day of February of the calendar year of payment. The number of shares will be determined on the basis of the closing price of TDS Special Common Shares for the last trading day in the month of February of each year. Notwithstanding the foregoing, the plan provided that the annual director's stock award distributed in March 2009 was to be distributed $45,000 in the form of TDS Special Common Shares and $10,000 in the form of cash.

        The Chairperson of the board of directors will receive an additional annual retainer fee of $45,000, paid in cash.

        Each non-employee director who serves on the Audit Committee, other than the Chairperson, will receive an annual committee retainer fee of $11,000, and the Chairperson will receive an annual committee retainer fee of $22,000.

        Each non-employee director who serves on the Compensation Committee, other than the Chairperson, will receive an annual committee retainer fee of $7,000, and the Chairperson will receive an annual committee retainer fee of $14,000.

        Each non-employee director who serves on the Corporate Governance and Nominating Committee, other than the Chairperson, will receive an annual committee retainer fee of $5,000, and the Chairperson will receive an annual committee retainer fee of $10,000.

        Non-employee directors also will receive a meeting fee of $1,750 for each board or committee meeting attended.

        Under the Directors Plan, annual retainers will be paid in cash on a quarterly basis, as of the last day of each quarter. Fees for all board and committee meetings will be paid in cash on a quarterly basis, as of the last day of each quarter.

        The Directors Plan approved by shareholders provides that directors have the authority without further shareholder approval to further amend the Directors Plan from time to time, including amendments to increase the amount of the compensation payable in Special Common Shares from time to time, provided that the total number of Special Common Shares issued under the Plan may not exceed the amount previously approved by shareholders.

        The TDS board of directors reserved 125,000 Special Common Shares of TDS for issuance pursuant to the Directors Plan, of which approximately 52,000 Special Common Shares have been issued as of February 28, 2010.

        In addition, TDS pays life insurance premiums to provide life insurance of $100,000 for each of its directors. Except for life insurance coverage, directors who are employees of TDS or any affiliate do not receive fees or compensation for services rendered as directors. The compensation of directors who are named executive officers is disclosed in the tables under Executive and Director Compensation above.

        Directors are also reimbursed for travel and expenses incurred in attending board and committee meetings, director education and other board or company related matters pursuant to TDS' travel and expense reimbursement policy. TDS also reimburses directors for the cost of attending director education programs.

        None of the directors had stock awards or option awards outstanding at fiscal year end.

        In addition, pursuant to a separate authorization of the TDS board of directors, each independent director of TDS who participated in meetings of the independent directors in connection with the 2009 proxy statement, and related actions by certain shareholders, received a meeting fee of $1,750 for each meeting attended in person or by teleconference, and reimbursement of reasonable expenses incurred in connection with attendance at each meeting, provided that if the meeting or call was less than two hours in duration, the meeting fee was $875.

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee has responsibilities relating to the compensation of the executive officers of TDS (other than executive officers employed by U.S. Cellular or any of its subsidiaries), including the review of salary, bonus, long-term incentive compensation and all other compensation. The members of the Compensation Committee are Herbert S. Wander (chairperson), George W. Off and Christopher D. O'Leary. Such persons are independent, as discussed above. None of such persons was, during 2009 or during any of the preceding three years, an officer or employee of TDS (or its affiliates), or had any relationship requiring disclosure by TDS under any paragraph of Item 404 of SEC Regulation S-K.

        Long-term incentive compensation for executive officers who are employees of U.S. Cellular is approved by the long-term incentive compensation committee of U.S. Cellular. The long-term incentive compensation committee of U.S. Cellular is composed of directors of such subsidiary who are neither officers nor employees of TDS or any of its subsidiaries nor directors of TDS. The annual compensation of U.S. Cellular's President and Chief Executive Officer, Mr. Rooney, is approved by LeRoy T. Carlson, Jr., the Chairman of U.S. Cellular. LeRoy T. Carlson, Jr. is also President and CEO of TDS. Mr. Carlson is a member of the board of directors of TDS, U.S. Cellular, and TDS Telecom. He is also the Chairman of TDS Telecom and, as such, approves the executive officer annual compensation decisions for TDS Telecom other than as they relate to the President and CEO of TDS Telecom, and recommends the annual compensation of the President and CEO of TDS Telecom to the TDS Compensation Committee. David A. Wittwer, deemed by SEC rules to be an executive officer of TDS, was the President and CEO of TDS Telecom in 2009. Mr. Carlson is compensated by TDS for his services to TDS and all its subsidiaries, including U.S. Cellular. However, U.S. Cellular effectively reimburses TDS for a portion of such compensation as part of a management fee pursuant to an intercompany agreement between TDS and U.S. Cellular, as discussed above. Further information about the intercompany agreement is included in the proxy statement of U.S. Cellular for its 2010 annual meeting of shareholders.

Certain Relationships and Related Transactions

        In addition to the above-described compensation committee interlocks and insider participation in compensation decisions, TDS and certain related parties are involved in the following relationships and transactions.

        The following persons are partners of Sidley Austin LLP, the principal law firm of TDS, U.S. Cellular and their subsidiaries: Walter C.D. Carlson, a trustee and beneficiary of the voting trust that controls TDS and U.S. Cellular, the non-executive Chairman of the Board and member of the board of directors of TDS and a director of U.S. Cellular; William S. DeCarlo, the General Counsel of TDS and an Assistant Secretary of TDS and certain subsidiaries of TDS; and Stephen P. Fitzell, the General Counsel and/or an Assistant Secretary of U.S. Cellular and certain subsidiaries of TDS. Mr. Carlson does not provide legal services to TDS, U.S. Cellular or their subsidiaries. TDS, U.S. Cellular and their subsidiaries incurred legal expenses from Sidley Austin LLP of $13.8 million in 2009, $12.0 million in 2008 and $11.2 million in 2007.

        On May 29, 2009, TDS repurchased 1,730,200 Special Common Shares at the then current market price on the NYSE for a total price of $48.3 million, or an average of $27.89 per Special Common Share including broker fees, from an affiliate of Southeastern Asset Management, Inc. ("SEAM"). In addition, on July 20, 2009, TDS repurchased 405,000 Special Common Shares from an affiliate of SEAM at a price below the then current market price on the NYSE for a total price of $10.5 million, or an average of $25.87 per Special Common Share including broker fees. At the time, SEAM was a shareholder of more than 5% of TDS Special Common Shares and Common Shares and continues to hold more than 5% of the Special Common Shares. See "Security Ownership by Certain Beneficial Owners" for further information about SEAM and its interest in TDS. These transactions were not solicited by TDS and TDS did not enter into any agreements with SEAM. The May 2009 transaction was effected by TDS' broker pursuant to TDS' existing institutional brokerage account agreement on the NYSE pursuant to Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The July 2009 transaction was made by TDS' broker pursuant to an agreement entered into pursuant to Rule 10b5-1 under the Exchange Act and was effected on the NYSE in compliance with Rule 10b-18. The repurchases were made under TDS' existing share repurchase authorization.

        The Audit Committee of the board of directors is responsible for the review and evaluation of all related party transactions, as such term is defined by the rules of the NYSE, except as they relate to LeRoy T. Carlson as described below.

        LeRoy T. Carlson, Chairman Emeritus of TDS, is the father of LeRoy T. Carlson, Jr., a director and President and CEO of TDS, Walter C.D. Carlson, a director and non-executive Chairman of TDS, Letitia G. Carlson, M.D., a director of TDS, and Prudence E. Carlson, a director of TDS. Each of such children of LeRoy T. Carlson is also a trustee of the Voting Trust that controls TDS. Accordingly, even though he is not required to be included in the Summary Compensation Table as of December 31, 2009, because of such relationships, the following table summarizes the compensation paid by TDS in 2009 to LeRoy T. Carlson using the same rules as used in the Summary Compensation Table above. Although the following transactions and arrangements are being reported in this section as related party transactions under SEC rules, because such transactions and arrangements relate to compensation, they are approved by the TDS Compensation Committee pursuant to its charter rather than by the Audit Committee.

Year	Amount Earned in 2009
Salary (1)	$480,000
Bonus (2)
2008 Bonus Paid in 2009	165,800
2009 Bonus Paid in 2010	165,800
Stock Awards (3)	271,255
Option Awards (4)	405,133
Excess Earnings on SERP (5)	10,009
All Other Compensation (6)	38,672

Total (7) (8)	$1,536,669

(1)
Represents the dollar value of base salary (cash and non-cash) earned by Mr. Carlson during the fiscal year, whether or not paid in such year, none of which was deferred.

(2)
Represents the dollar value of bonus (cash and non-cash) earned by Mr. Carlson during the fiscal year, whether or not paid in such year. As discussed above, in 2009, this includes both (i) the bonus relating to 2008 performance paid in 2009 ($165,800), and (ii) the bonus relating to 2009 performance paid in 2010 ($165,800). If the 2008 bonus paid in 2009 is excluded, the total compensation would be $1,370,869.

Mr. Carlson deferred 100% of the bonus relating to 2008 performance paid to him in 2009 and received a Company match of phantom stock bonus units having a grant date fair value of $48,082—see note (3) below. Mr. Carlson also deferred 100% of the bonus relating to 2009 performance paid to him in 2010 and received a Company match of phantom stock bonus units in 2010.

(3)
Includes the aggregate grant date fair value of restricted stock unit awards computed in accordance with FASB ASC 718 of $223,173 with respect to 8,281 Special Common Shares awarded in 2009 and the aggregate grant date fair value computed in accordance with FASB ASC 718 of $48,082 with respect to phantom stock bonus match units relating to 2,059 Special Common Shares awarded to Mr. Carlson in 2009 in connection with deferred bonus compensation. Mr. Carlson deferred 100% of his 2008 bonus paid in 2009 and, accordingly, received a stock unit match in phantom TDS Special Common Shares in 2009.

(4)
Represents the aggregate grant date fair value of stock options computed in accordance with FASB ASC 718 with respect to 42,200 Special Common Shares awarded in 2009.

(5)
See explanation under "Executive and Director Compensation" above.

(6)
Includes the following: (1) the total of perquisites and personal benefits if they equal or exceed $10,000 (representing corporate automobile allowance and other personal travel and related expenses and the tax gross up related thereto), (2) contributions by TDS for the benefit of Mr. Carlson under the TDS Tax Deferred Savings Plan, which is referred to as the TDSP, and (3) the dollar value of any insurance premiums paid during the covered fiscal year with respect to life insurance for the benefit of Mr. Carlson:

Total Perquisites if $10,000 or more	$29,238
TDSP	9,310
Life Insurance	124

Total	$38,672

(7)
See the above "Executive and Director Compensation" section for a discussion of the terms of stock awards and options awarded in 2009, and information about other benefits and plans available to executive officers, including the Chairman Emeritus.

(8)
In addition, TDS has entered into an agreement, as amended, with LeRoy T. Carlson whereby it will employ Mr. Carlson until he elects to retire from TDS. Mr. Carlson is to be paid at least $60,000 per annum until his retirement. The agreement also provides that upon his retirement, Mr. Carlson will be retained by TDS as a part-time consultant (for not more than 60 hours in any month) until his death or disability. Upon his retirement, Mr. Carlson will receive $75,000 per annum as a consultant, plus increments beginning in 1985 equal to the greater of three percent of his consulting fee or two-thirds of the percentage increase in the consumer price index for the Chicago metropolitan area. If Mr. Carlson becomes disabled before retiring, TDS can elect to discontinue his employment and retain him in accordance with the consulting arrangement described above. Upon Mr. Carlson's death (unless his death follows his voluntary termination of the consulting arrangement), his widow will receive until her death an amount equal to that which Mr. Carlson would have received as a consultant. TDS may terminate payments under the agreement if Mr. Carlson becomes the owner of more than 21% of the stock, or becomes an officer, director, employee or paid agent of any competitor of TDS within the continental United States. No amounts have ever been paid or become payable under this agreement. Mr. Carlson would receive approximately $163,000 in 2010 assuming he began receiving such payments after December 31, 2009. This amount represents $75,000, plus increments beginning in 1985 equal to the greater of three percent of his consulting fee or two-thirds of the percentage increase in the consumer price index for the Chicago metropolitan area through 2009. This amount would increase on an annual basis at December 31, 2010 and each year thereafter at increments equal to the greater of three percent of his consulting fee or two-thirds of the percentage increase in the consumer price index for the Chicago metropolitan area until such payments ceased pursuant to the foregoing agreement. Reference is made to TDS' Registration Statement on Form S-2 (No. 2-92307) for a copy of this agreement and to TDS' Form 8-K dated December 22, 2008 for an amendment to this agreement.

 SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

        The following table provides information as of December 31, 2009 regarding TDS Common Shares and TDS Special Common Shares that may be issued under equity compensation plans currently maintained by TDS.

Plan Category	(a) Number of securities to be issued upon the exercise of outstanding options and rights	(b) Weighted-average exercise price of outstanding options and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1):
TDS Common Shares	47,102	N/A	1,011,656
Tandem TDS Common Shares and TDS Special Common Shares	901,244	$81.73	-0-
TDS Special Common Shares	4,286,391	$38.46	4,245,074
Equity compensation plans not approved by security holders:	-0-	N/A	-0-
Total:
TDS Common Shares	47,102	N/A	1,011,656
Tandem TDS Common Shares and TDS Special Common Shares	901,244	$81.73	-0-
TDS Special Common Shares	4,286,391	$38.46	4,245,074

Explanation of Columns:

(a)
Represents the number of securities to be issued upon the exercise of outstanding options or pursuant to unvested restricted stock units and vested and unvested phantom stock units.

(b)
Represents the weighted-average exercise price of all outstanding options, warrants and rights, including tandem options and TDS Special Common Share options. Restricted stock units and phantom stock units do not have any exercise price.

(c)
Represents the number of securities remaining available for future issuance under the plan, other than securities to be issued upon the exercise of the outstanding options or pursuant to restricted stock units and phantom stock units disclosed in column (a).

Footnotes:

(1)
This includes the following plans that have been approved by TDS shareholders:

Plan	Number of securities to be issued upon the exercise of outstanding options and rights	Number of securities remaining available for future issuance (excluding securities reflected in prior column)	Total
2004 Long-Term Incentive Plan:
TDS Common Shares	47,102	1,011,656	1,058,758
Tandem TDS Common Shares and TDS Special Common Shares	901,244	-0-	901,244
TDS Special Common Shares	4,286,391	4,033,863	8,320,254
2009 Employee Stock Purchase Plan:
TDS Special Common Shares	-0-	118,757	118,757
Compensation Plan for Non-Employee Directors:
TDS Special Common Shares	-0-	92,454	92,454
Total:
TDS Common Shares	47,102	1,011,656	1,058,758
Tandem TDS Common Shares and TDS Special Common Shares	901,244	-0-	901,244
TDS Special Common Shares	4,286,391	4,245,074	8,531,465

  As a result of the TDS Special Common Share dividend in 2005, all options to purchase Common Shares as of May 13, 2005 under the 2004 Long-Term Incentive Plan, whether vested or unvested, were adjusted into tandem options. The tandem options provide that upon exercise, the optionee will acquire the number of TDS Common Shares originally subject to the option plus an equal number of TDS Special Common Shares for the original exercise price.

  See Note 18—Stock Based Compensation, in the notes to the consolidated financial statements included in the 2009 Annual Report to Shareholders for certain information about these plans, which is incorporated by reference herein.

  The material terms of the Compensation Plan for Non-Employee Directors are set forth above under "Compensation of Directors" and are incorporated by reference herein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        On February 28, 2010 TDS had outstanding and entitled to vote 49,804,951 Common Shares, par value $.01 per share (excluding 6,792,879 Common Shares held by TDS and 484,012 Common Shares held by a subsidiary of TDS), 49,401,148 Special Common Shares, par value $.01 per share (excluding 13,557,264 Special Common Shares held by TDS and 484,012 Special Common Shares held by a subsidiary of TDS), and 6,491,529 Series A Common Shares, par value $.01 per share (collectively representing a total of 105,697,628 shares of common stock); and 8,306 Preferred Shares, par value $.01 per share.

        Each of the outstanding Common Shares and Preferred Shares is entitled to one vote and each of the outstanding Series A Common Shares is entitled to ten votes. Accordingly, the total voting power of all outstanding Series A Common Shares was 64,915,290 votes at February 28, 2010 with respect to matters other than the election of directors. The total voting power of the Common Shares was 49,804,951 votes at February 28, 2010 with respect to matters other than the election of directors. The total voting power of all outstanding shares of all classes of capital stock was 114,728,547 votes at February 28, 2010 with respect to matters other than the election of directors, including 8,306 votes by holders of Preferred Shares.

        Other than as required by law, holders of Special Common Shares do not have any right to vote on any matters except in the election of certain directors. In the election of directors, the holders of outstanding Special Common Shares vote together with the holders of Common Shares in the election of 25 percent of the directors rounded up plus one director (or four of the twelve present directors), and the holders of Series A Common Shares and Preferred Shares, voting as a group, are entitled to elect the remaining members of the board of directors of TDS.

        In the election of four of the directors, each of the outstanding Special Common Shares and Common Shares is entitled to one vote. As of February 28, 2010, the voting power of the Special Common Shares was 49,401,148 votes and the voting power of the Common Shares was 49,804,951 votes, or a total of 99,206,099 votes, with respect to the election of such four directors.

        For purposes of the following tables, percentages are calculated pursuant to SEC Rule 13d-3(d)(1). Under such rule, shares underlying options that are currently exercisable or exercisable within 60 days after February 28, 2010, restricted stock units that become vested within 60 days after February 28, 2010, and vested phantom stock units are deemed to be outstanding for the purpose of calculating the number of shares owned and percentages of shares and voting power with respect to the person holding such options, restricted stock units or phantom stock units, but are not deemed to be outstanding for the purpose of calculating the percentages of shares or voting power of other persons.

Security Ownership of Management

        The following table sets forth as of February 28, 2010, or the latest practicable date, the number of Common Shares, Special Common Shares and Series A Common Shares beneficially owned, and the percentage of the outstanding shares of each such class so owned, by each director and nominee for director of TDS, by each of the executive officers named in the Summary Compensation Table and by all directors and executive officers as a group.

Name of Individual or Number of Persons in Group	Title of Class or Series	Amount and Nature of Beneficial Ownership(1)	Percent of Class or Series	Percent of Shares of Common Stock	Percent of Voting Power(2)
LeRoy T. Carlson, Jr., Walter C.D. Carlson, Letitia G. Carlson, M.D. and Prudence E. Carlson(3)	Special Common Shares	6,077,152	12.3%	5.7%	—
	Series A Common Shares	6,135,552	94.5%	5.8%	53.5%
LeRoy T. Carlson(4)(11)	Common Shares	255,985	*	*	*
	Special Common Shares	345,404	*	*	—
	Series A Common Shares	54,655	*	*	*
LeRoy T. Carlson, Jr.(5)(11)	Common Shares	458,210	*	*	*
	Special Common Shares	976,780	1.9%	*	—
	Series A Common Shares	18,297	*	*	*
Walter C.D. Carlson(6)	Common Shares	6,002	*	*	*
	Special Common Shares	12,530	*	*	—
	Series A Common Shares	905	*	*	*
Letitia G. Carlson, M.D.(7)	Common Shares	2,172	*	*	*
	Special Common Shares	8,093	*	*	—
	Series A Common Shares	977	*	*	*
Prudence E. Carlson(8)	Common Shares	11	*	*	*
	Special Common Shares	47,837	*	*	—
	Series A Common Shares	179,271	*	*	*
Kenneth R. Meyers(9)(11)	Common Shares	3,508	*	*	*
	Special Common Shares	100,366	*	*	—
Donald C. Nebergall(10)	Common Shares	3,401	*	*	*
	Special Common Shares	9,519	*	*	—
	Series A Common Shares	1,717	*	*	*
Herbert S. Wander	Common Shares	3,159	*	*	*
	Special Common Shares	8,123	*	*	—
George W. Off	Common Shares	4,391	*	*	*
	Special Common Shares	9,424	*	*	—
Christopher D. O'Leary	Common Shares	—	—	—	—
	Special Common Shares	5,041	*	*	—
Mitchell H. Saranow	Common Shares	1,926	*	*	*
	Special Common Shares	6,882	*	*	—
Clarence A. Davis(12)	Common Shares	—	—	—	—
	Special Common Shares	1,937	*	*	—
Gary L. Sugarman	Common Shares	—	—	—	—
	Special Common Shares	1,937	*	*	—
John E. Rooney	Common Shares	3,648	*	*	*
	Special Common Shares	1,378	*	*	—
Scott H. Williamson(11)	Common Shares	61,094	*	*	*
	Special Common Shares	221,124	*	*	—
David A. Wittwer(9)(11)	Common Shares	1,441	*	*	*
	Special Common Shares	110,018	*	*	—
Other executive officers(9)(11)(13)	Common Shares	106,469	*	*	*
	Special Common Shares	237,736	*	*	—
	Series A Common Shares	—	—	—	—
All directors and executive officers as a group (20 persons)(9)(11)	Common Shares	911,417	1.8%	*	*
	Special Common Shares	8,181,281	16.0%	7.6%	—
	Series A Common Shares	6,391,374	98.5%	5.9%	55.3%

*
Less than 1%

(1)
The nature of beneficial ownership for shares in this column is sole voting and investment power, except as otherwise set forth in these footnotes. Except with respect to customary brokerage agreement terms pursuant to which shares in a brokerage account are pledged as collateral security for the repayment of debit balances, none of the above shares are pledged as security, unless otherwise specified.

(2)
Represents the percent of voting power in matters other than the election of directors.

(3)
The shares listed are held by the persons named as trustees under the TDS Voting Trust which expires June 30, 2035, created to facilitate long-standing relationships among the trust certificate holders. The address of the trustees of the TDS Voting Trust in their capacities as such is c/o LeRoy T. Carlson, Jr., Telephone and Data Systems, Inc., 30 N. LaSalle St., Suite 4000, Chicago, IL 60602. Under the terms of the TDS Voting Trust, the trustees hold and vote the Special Common and Series A Common Shares held in the trust. If the TDS Voting Trust were terminated, the following individuals, directly or indirectly with their spouses, would each be deemed to own beneficially more than 5% of the outstanding Series A Common Shares: LeRoy T. Carlson, Jr., Walter C.D. Carlson, Prudence E. Carlson and Letitia G. Carlson, M.D. The above numbers of shares and percentages do not assume conversion because the trustees have advised TDS that the TDS Voting Trust has no intention of converting its Series A Common Shares.

(4)
Includes 9,320 Special Common Shares and 54,655 Series A Common Shares held by Mr. Carlson's wife. Does not include 29,320 Special Common Shares and 33,221 Series A Common Shares held for the benefit of LeRoy T. Carlson or 189,254 Special Common Shares and 190,236 Series A Common Shares held for the benefit of Mr. Carlson's wife (an aggregate of 218,574 Special Common Shares, or 0.4% of class, and 223,457 Series A Common Shares, or 3.4% of class) in the voting trust described in footnote (3).

(5)
Includes 1,158 Common Shares, 6,444 Special Common Shares and 5,283 Series A Common Shares held by Mr. Carlson's wife outside the voting trust.

  Special Common Shares in Voting Trust.    Does not include 1,813,932 Special Common Shares (3.7% of class) held in the voting trust described in footnote (3), of which 710,240 shares are held for the benefit of LeRoy T. Carlson, Jr. and 685,394 shares are held by a family partnership, of which Mr. Carlson is a general partner.

  Series A Common Shares in Voting Trust.    Does not include 1,817,996 Series A Common Shares (28.0% of class) held in the voting trust described in footnote (3), of which 175,035 shares are held for the benefit of LeRoy T. Carlson, Jr. and 686,786 shares are held by a family partnership, of which Mr. Carlson is a general partner.

(6)
Special Common Shares in Voting Trust. Does not include 1,899,864 Special Common Shares (3.8% of class) held in the voting trust described in footnote (3), of which shares 1,096,170 are held for the benefit of Walter C.D. Carlson and 685,394 shares are held by a family partnership, of which Mr. Carlson is a general partner.

  Series A Common Shares in Voting Trust.    Does not include 1,927,572 Series A Common Shares (29.7% of class) held in the voting trust described in footnote (3), of which shares 1,122,774 are held for the benefit of Walter C.D. Carlson and 686,786 shares are held by a family partnership, of which Mr. Carlson is a general partner.

(7)
Special Common Shares in Voting Trust. Does not include 1,839,708 Special Common Shares (3.7% of class) held in the voting trust described in footnote (3), of which shares 1,056,626 are held for the benefit of Letitia G. Carlson, M.D. and 685,394 shares are held by a family partnership, of which Dr. Carlson is a general partner.

  Series A Common Shares in Voting Trust.    Does not include 1,844,365 Series A Common Shares (28.4% of class) held in the voting trust described in footnote (3), of which 1,005,079 shares are held for the benefit of Letitia G. Carlson, M.D. and 686,786 shares are held by a family partnership, of which Dr. Carlson is a general partner.

(8)
Special Common Shares in Voting Trust. Does not include 1,717,645 Special Common Shares (3.5% of class) held in the voting trust described in footnote (3), of which 999,227 shares are held for the benefit of Prudence E. Carlson and 685,394 shares are held by a family partnership, of which Ms. Carlson is a general partner.

  Series A Common Shares in Voting Trust.    Does not include 1,718,952 Series A Common Shares (26.5% of class) held in the voting trust described in footnote (3), of which 686,786 shares are held by a family partnership, of which Ms. Carlson is a general partner.

(9)
Includes shares as to which voting and/or investment power is shared, and/or shares held by spouse and/or children.

(10)
Does not include shares held in the Voting Trust, which are included in the shares described in footnote (3), that are reported by the Voting Trust. Such shares include 491 Common Shares, 455,888 Special Common Shares (0.9% of class) and 454,704 Series A Common Shares (7.0% of class) held by Mr. Nebergall as trustee under trusts ("Trusts") for the benefit of the heirs of LeRoy T. Carlson (Chairman Emeritus of TDS) and his wife, Margaret D. Carlson, which heirs include LeRoy T. Carlson, Jr. (director and President and CEO of TDS), Walter C.D. Carlson (director and non-executive Chairman of the Board of TDS), Letitia G. Carlson (director of TDS),

  Prudence E. Carlson (director of TDS) and/or their heirs. Such shares are held by Mr. Nebergall as a trustee in a fiduciary capacity, in which he has no beneficial interest. However, shares held in the Voting Trust also include 296 Special Common Shares and 295 Series A Common Shares held for the benefit of Donald C. Nebergall. In addition, Mr. Nebergall's wife owns 1,402 Special Common Shares in the Voting Trust, which is reported by the Voting Trust. Mr. Nebergall disclaims beneficial ownership of shares (less than 5,000 Series A Common Shares and less than 5,000 Special Common Shares) held by other family members of Mr. Nebergall in the Voting Trust, none of which share the same household as Mr. Nebergall. All shares held in the Voting Trust are voted by the trustees of the Voting Trust, and not by Mr. Nebergall. Since the creation of the Trusts, Mr. Nebergall has withdrawn $1,000 per year from each trust in compensation for his services as trustee. These are not arrangements with or compensation from TDS or any other member of the TDS Consolidated Group.

(11)
Includes the following number of Common Shares that may be acquired pursuant to stock options and/or restricted stock units which are currently vested or will vest within 60 days: LeRoy T. Carlson, 162,731 shares; LeRoy T. Carlson, Jr., 430,516 shares; Kenneth R. Meyers, 0 shares; Scott H. Williamson, 55,543 shares; David A. Wittwer, 1,441 shares; all other executive officers, 62,408 shares; and all directors and executive officers as a group, 712,639 shares. Includes the following number of Special Common Shares that may be purchased pursuant to stock options and/or restricted stock units which are currently vested or will vest within 60 days: LeRoy T. Carlson, 273,807 shares; LeRoy T. Carlson, Jr., 898,977 shares; Kenneth R. Meyers, 83,942 shares; Scott H. Williamson, 210,496 shares; David A. Wittwer, 102,715 shares; all other executive officers, 196,525 shares; and all directors and executive officers as a group, 1,766,462 shares. Includes the following number of Common Shares underlying phantom stock units: LeRoy T. Carlson, 31,170 shares; LeRoy T. Carlson, Jr., 12,632 shares; Kenneth R. Meyers, 0 shares; Scott H. Williamson, 0 shares; David A. Wittwer, 0 shares; all other executive officers, 0 shares; and all directors and executive officers as a group, 43,802 shares. Includes the following number of Special Common Shares underlying vested phantom stock units: LeRoy T. Carlson, 57,671 shares; LeRoy T. Carlson, Jr., 27,511 shares; Kenneth R. Meyers, 6,630 shares; Scott H. Williamson, 0 shares; David A. Wittwer, 0 shares; all other executive officers, 2,393 shares; and all directors and executive officers as a group, 94,205 shares.

(12)
Mr. Davis is a director of the Gabelli SRI Fund and the Gabelli Global Deal Fund. The above does not include TDS shares owned by such funds, if any. As of the latest available information, neither the Gabelli SRI Fund nor the Gabelli Global Deal Fund owns any TDS shares.

(13)
Includes shares held by the other executive officers identified in "Executive Officers" above: Douglas D. Shuma, Kurt B. Thaus, C. Theodore Herbert and Joseph R. Hanley.

Security Ownership by Certain Beneficial Owners

        In addition to persons listed in the preceding table and the footnotes thereto, the following table sets forth as of February 28, 2010 or the latest practicable date, information regarding each person who is known to TDS to own beneficially more than 5% of any class of voting securities of TDS, based on publicly available information and TDS' stock records as of such date. The nature of beneficial ownership in this table is sole voting and investment power except as otherwise set forth in footnotes thereto.

Shareholder's Name and Address	Title of Class or Series	Shares of Class or Series Owned	Percent of Class	Percent of Shares of Common Stock	Percent of Voting Power(1)
Southeastern Asset Management, Inc. (2)(3) 6410 Poplar Ave., Suite 900 Memphis, TN 38119	Common Shares	2,252,900	4.5%	2.1%	2.0%
	Special Common Shares	11,828,669	23.9%	11.2%	—

	Total	14,081,569	N/A	13.3%	2.0%

Capital Research Global Investors (4)(5)(7) 333 South Hope Street Los Angeles, CA 90071	Common Shares	4,468,800	9.0%	4.2%	3.9%
	Special Common Shares	5,003,500	10.1%	4.7%	—
Capital World Investors (6)(7) 333 South Hope Street Los Angeles, CA 90071	Special Common Shares	3,493,100	7.1%	3.3%	—

Total for Capital Research and Management Company (7)		12,965,400	N/A	12.3%	3.9%

GAMCO Investors, Inc. (8)(9) One Corporate Center Rye, NY 10580	Common Shares	4,878,156	9.8%	4.6%	4.3%
	Special Common Shares	3,390,996	6.9%	3.2%	—

	Total	8,269,152	N/A	7.8%	4.3%

BlackRock, Inc. (10) 40 East 52nd Street New York, NY 10022	Common Shares	5,854,808	11.8%	5.5%	5.1%
JPMorgan Chase & Co. (11) 270 Park Avenue New York, NY 10017	Special Common Shares	4,072,551	8.2%	3.9%	—
T. Rowe Price Associates, Inc. (12) 100 E. Pratt Street Baltimore, MD 21202	Common Shares	3,386,878	6.8%	3.2%	3.0%
Anchor Capital Advisors LLC (13) One Post Office Square Boston, MA 02109	Special Common Shares	2,914,370	5.9%	2.8%	—
Wallace R. Weitz & Company (14) 1125 South 103rd Street, Suite 600 Omaha, NE 68124-6008	Special Common Shares	2,728,200	5.5%	2.6%	—

(1)
Represents voting power in matters other than election of directors.

(2)
Based on a Schedule 13D (Amendment No. 19) filed with the SEC, Southeastern Asset Management, Inc. reports that it has sole power to vote or direct the vote of 616,400 Common Shares and shared power to vote 1,530,800 Common Shares and no power to vote with respect to 105,700 Common Shares. Southeastern Asset Management reports that it has sole power to dispose or to direct the disposition of 722,100 Common Shares and shared power to dispose or direct the disposition of 1,530,800 Common Shares. The Common Shares for which voting and dispositive power is shared are beneficially owned by Longleaf Partners Fund. Although the percentage of Common Shares beneficially owned is less than 5%, this is reported because Southeastern Asset Management beneficially owns more than 5% of the Special Common Shares. See note (3).

(3)
Based on a Schedule 13D (Amendment No. 20) filed with the SEC, Southeastern Asset Management reports that it has sole power to vote or direct the vote of 4,792,332 Special Common Shares and shared power to vote 5,666,200 Special Common Shares and no power to vote with respect to 1,370,137 Special Common Shares. Southeastern Asset Management reports that it has sole power to dispose or to direct the disposition of 6,162,469 Special Common Shares and shared power to dispose or direct the disposition of 5,666,200 Special Common Shares. The Special Common Shares for which voting and dispositive power is shared are owned by Longleaf Partners Fund.

(4)
Based on the most recent Schedule 13G (Amendment No. 2) filed with the SEC. In such Schedule 13G, Capital Research Global Investors reports that it has sole power to vote or direct the vote of, and sole power to dispose or to direct the disposition of, 4,468,800 Common Shares.

(5)
Based on the most recent Schedule 13G (Amendment No. 2) filed with the SEC. In such Schedule 13G, Capital Research Global Investors reports that it has sole power to vote or direct the vote of, and sole power to dispose or to direct the disposition of, 5,003,500 Special Common Shares.

(6)
Based on the most recent Schedule 13G (Amendment No. 2) filed with the SEC. In such Schedule 13G, Capital World Investors reports that it has sole power to vote or direct the vote of 1,190,000 Special Common Shares and reports sole power to dispose or direct the disposition of 3,493,100 Special Common Shares.

(7)
Based on the most recent Schedule 13G filed with the SEC, Capital Research Global Investors and Capital World Investors are both divisions of Capital Research and Management Company, 333 South Hope Street, Los Angeles, CA 90071.

(8)
Based on a Schedule 13D (Amendment No. 21) filed with the SEC. Includes Common Shares held by the following affiliates: GAMCO Asset Management, Inc.—3,118,956 Common Shares; Gabelli Funds, LLC—1,689,200 Common Shares; GGCP, Inc.—6,000 Common Shares; MJG Associates, Inc.—7,000 Common Shares; Mario J. Gabelli—45,500 Common Shares; and Gabelli Securities, Inc.—11,500 Common Shares. In such Schedule 13D, such group reports sole voting power with respect to 4,767,656 Common Shares and has reported sole power to dispose or direct the disposition of 4,878,156 Common Shares .

(9)
Based on a Schedule 13D (Amendment No. 2) filed with the SEC. Includes Special Common Shares held by the following affiliates: Gabelli Funds, LLC—1,235,300 Special Common Shares; GAMCO Asset Management, Inc.—2,125,696 Special Common Shares; GGCP, Inc.—4,000 Special Common Shares; Mario J. Gabelli—2,500 Special Common Shares; and Gabelli Securities, Inc.—13,500 Special Common Shares. In such Schedule 13D, such group reports sole voting power with respect to 3,310,196 Special Common Shares and has reported sole power to dispose or direct the disposition of 3,390,996 Special Common Shares .

(10)
Based on the most recent Schedule 13G filed with the SEC, BlackRock, Inc. reports that it has sole power to vote or direct the vote of, and sole power to dispose or to direct the disposition of, 5,854,808 Common Shares.

(11)
Based on the most recent Schedule 13G filed with the SEC, JPMorgan Chase & Co. reports that it has sole power to vote or direct the vote of 3,431,039 Special Common Shares and shared power to vote or direct the vote of 380,961 Special Common Shares. JPMorgan Chase & Co. reports that it has sole power to dispose or to direct the disposition of 3,690,417 Special Common Shares and shared power to dispose or direct the disposition of 382,134 Special Common Shares.

(12)
Based on the most recent Schedule 13G filed with the SEC. Includes Common Shares held by the following affiliates: T. Rowe Price Associates, Inc. reports sole voting authority over 548,900 Common Shares and sole power to dispose or direct the disposition of 3,386,878 Common Shares; T. Rowe Price Mid-Cap Value Fund, Inc. reports sole voting authority over 2,819,788 Common Shares.

(13)
Based on the most recent Schedule 13G filed with the SEC, Anchor Capital Advisors LLC reports that it has sole power to vote or direct the vote of, and sole power to dispose or to direct the disposition of, 2,914,370 Special Common Shares.

(14)
Based on a Schedule 13D filed with the SEC, Wallace R. Weitz & Company reports that it has sole or shared power to vote or direct the vote of 2,728,200 Special Common Shares and sole or shared power to dispose or to direct the disposition of 2,728,200 Special Common Shares.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder require TDS' directors and officers, and persons who are deemed to own more than ten percent of the Common Shares, to file certain reports with the SEC with respect to their beneficial ownership of Common Shares. The reporting persons are also required to furnish TDS with copies of all such reports they file.

        Based on a review of copies of such reports furnished to TDS by the reporting persons and written representations by directors and officers of TDS, TDS believes that all filing requirements under Section 16 of the Securities Exchange Act applicable to the reporting persons during and with respect to 2009 were complied with on a timely basis.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        See "Executive and Director Compensation—Compensation Committee Interlocks and Insider Participation" above.

PROPOSAL 3
SHAREHOLDER PROPOSAL THAT IS OPPOSED BY THE BOARD OF DIRECTORS

        A beneficial holder of 600 TDS Common Shares has advised TDS that he intends to have his proxy introduce the proposal set forth below at the TDS 2010 annual meeting. The name and address of such shareholder is Kenneth Steiner, 14 Stoner Avenue, 2M, Great Neck, NY 11021. Mr. Steiner has appointed John Chevedden of 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278 and/or Mr. Chevedden's designee to act on his behalf in matters relating to the proposal. The below shareholder proposal and related supporting statement represent the views of the shareholder who submitted it, and not the views of TDS. TDS is not responsible for the content of the following shareholder proposal or supporting statement. TDS does not endorse the shareholder proposal or supporting statement, which are required to be included in this proxy statement pursuant to rules established by the SEC. The shareholder proposal and supporting statement have been included below verbatim as supplied by the shareholder and TDS declines to comment on any of the statements therein. For the reasons discussed below the shareholder proposal, the TDS board of directors recommends that shareholders vote AGAINST the following proposal:

"Special Shareowner Meetings

        RESOLVED, Shareowners ask our board to take the steps necessary unilaterally (to the fullest extent permitted by law) to amend our bylaws and each appropriate governing document to give holders of 10% of our outstanding common stock (or the lowest percentage permitted by law above 10%) the power to call a special shareowner meeting.

        This includes that many small shareowners can be part of the above 10%-threshold. This also includes that such bylaw and/or charter text will not have any exception or exclusion conditions (to the fullest extent permitted by law) that apply only to shareowners but not to management and/or the board, and that shareholders will have no less rights at management-called special meetings than management has at shareholder-called special meetings to the fullest extent permitted by law.

        A special meeting allows shareowners to vote on important matters, such as electing new directors, that can arise between annual meetings. This proposal does not impact our board's current power to call a special meeting.

        This proposal topic won more than 60% support at the following companies in 2009: CVS Caremark (CVS), Sprint Nextel (S), Safeway (SWY), Motorola (MOT) and R. R. Donnelley (RRD). This proposal topic even won 55%-support at Time Warner (TWX) in 2009 after TWX already adopted a 25%-threshold for shareowners to call a special meeting.

        The merit of this Special Shareowner Meeting proposal should also be considered in the context of the need for improvement in our company's 2009 reported corporate governance status:

        The Corporate Library www.thecorporatelibrary.com, an independent investment research firm, rated our company "D" with "High Governance Risk" and "Very High Concern" for our board, for our executives' pay and for our takeover defenses.

        The Carlson family was able to elect 8 of our 12 directors despite ownership of only 37% of our voting power for directors. As a "controlled company," our company was exempt from NYSE rules which required a majority of independent directors on our Board. There was the perception that we had an entrenched CEO, supported by a small but overly powerful group of equally entrenched directors, which raised concerns about board independence, director recruitment, and succession planning. Four directors had 28 to 41 years long-tenure—high independence concern.

        Our board was the only significant directorship for seven of our directors. This could indicate a significant lack of current transferable director experience for the majority of our directors. Plus our directors can be reelected if our stock is voted 100 million to one against them.

        A significant red flag in our executives' pay was the fact that our company's 2009 proxy stated that all elements of executive pay were discretionary. Not one single element of our company's executive pay was based on clearly defined performance-based metrics. CEO LeRoy Carlson was paid $15 million for two year's work.

        The above concerns show there is need for improvement. Please encourage our board to respond positively to this proposal: Special Shareowner Meetings—Yes on 3."

TDS BOARD OF DIRECTORS' STATEMENT IN OPPOSITION TO PROPOSAL 3

        The TDS board of directors recommends a vote AGAINST this proposal for the following reasons:

        The implementation of the shareholder proposal would require an amendment of Section 1.2 of the TDS Bylaws. Section 1.2 of the TDS Bylaws provides that special meetings of shareholders may be called by holders of at least fifty percent of the voting power of the capital stock of TDS issued and outstanding and entitled to vote for matters other than the election of directors.

        As of February 28, 2010, the TDS Voting Trust holds 6,135,552 Series A Common Shares, representing 53.5% of the voting power of all shares of capital stock entitled to vote for matters other than the election of directors and 94.5% of the voting power in the election of the eight directors who are elected by the holders of TDS Series A Common Shares and Preferred Shares. The TDS Voting Trust also holds 6,077,152 Special Common Shares.

        As a result of such voting power, the TDS Voting Trust has the voting power to elect eight directors and approve or defeat all proposals relating to matters other than the election of directors. For this reason, the TDS board of directors considers it appropriate that the ability to call special meetings of shareholders pursuant to Section 1.2 of the TDS Bylaws requires action by holders of at least fifty percent of the voting power of the capital stock of TDS issued and outstanding and entitled to vote for matters other than the election of directors.

        If this percentage would be reduced, shareholders with a small percentage of the voting power would have the power to call special meetings of shareholders for the purpose of taking action on a proposal that the TDS Voting Trust would have the voting power to defeat. Calling special meetings involves expense, time and effort on the part of TDS and management. It would serve no useful purpose to permit shareholders to call meetings to consider a proposal that is not supported by the TDS Voting Trust. Accordingly, the TDS board of directors considers it appropriate that calling a special meeting by shareholders requires action by holders of at least fifty percent of the voting power of the capital stock of TDS issued and outstanding and entitled to vote for matters other than the election of directors.

        With respect to the election of directors, all directors are elected for a term of one year each and TDS is required to hold, and does hold, an annual meeting of shareholders to elect directors in every year. Thus, shareholders have the opportunity to elect directors each year at the annual meeting and the annual meeting also provides shareholders with the opportunity to raise other appropriate matters at least once per year.

        In addition, Article XI of the TDS Bylaws provides that such Bylaws may be amended at any time by the affirmative vote of the holders of not less than a majority of the voting power of all outstanding shares of capital stock of TDS entitled to vote for matters other than the election of directors. Thus, the TDS Voting Trust has the voting power to amend the TDS Bylaws pursuant to Article XI thereof, including the power to amend the TDS Bylaws at any time if it does not approve of any Bylaw provisions adopted by the TDS board of directors.

        The TDS Voting Trust also has advised the TDS Board that (i) it opposes and will vote against the shareholder proposal and (ii) will not vote in favor of or support and would oppose any action to implement the shareholder proposal or any other action that would amend Section 1.2 of the TDS Bylaws to reduce the percentage of the voting power that is required to call a special meeting of shareholders.

        Considering the foregoing, the TDS Board has determined that the shareholder proposal is not in the best interests of TDS shareholders and that action in furtherance of the proposal would serve no useful purpose. Accordingly, the TDS board of directors opposes the proposal and recommends that shareholders vote against it.

THE BOARD OF DIRECTORS OPPOSES THIS SHAREHOLDER PROPOSAL AND RECOMMENDS THAT SHAREHOLDERS VOTE "AGAINST" PROPOSAL 3.

 SHAREHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

        The 2011 annual meeting of shareholders is currently scheduled for May 19, 2011, and the proxy statement for such meeting is expected to be dated on or about April 15, 2011.

        Pursuant to SEC Rule 14a-8, proposals by shareholders intended to be included in TDS' proxy statement and form of proxy relating to the 2011 annual meeting of shareholders must be received by TDS at its principal executive offices not later than December 24, 2010.

        In addition, pursuant to TDS' bylaws, proposals by shareholders intended to be presented at the 2011 annual meeting of shareholders (other than proposals included in TDS' proxy statement and form of proxy relating to the 2011 annual meeting pursuant to SEC Rule 14a-8), must be received by TDS at its principal executive offices not earlier than January 26, 2011 and not later than February 25, 2011 for consideration at the 2011 annual meeting of shareholders. However, if the 2011 annual meeting is changed by more than 30 calendar days before or after May 26, 2011 (the anniversary date of the 2010 annual meeting), different provisions will apply as set forth in the TDS bylaws.

        Pursuant to SEC rules, the proxy solicited by the board of directors for the 2011 annual meeting will confer discretionary authority to vote on any matter that may properly come before such meeting or any adjournment thereof, other than with respect to proposals that are duly submitted pursuant to the foregoing requirements and/or that are included in the proxy statement.

SOLICITATION OF PROXIES

        Your proxy is being solicited by the board of directors and its agents, and the cost of solicitation will be paid by TDS. Officers, directors and regular employees of TDS, acting on its behalf, may also solicit proxies by mail, email, advertisement, telephone, telecopy, press release, employee communication, postings on TDS' Internet website and Intranet website or in person. We will not pay such persons additional compensation for their proxy solicitation efforts. TDS has also retained MacKenzie Partners, Inc. to assist in the solicitation of proxies. The standard fee charged by MacKenzie Partners, Inc. for proxy solicitation in connection with an annual meeting is $7,500 plus reimbursement of out-of-pocket expenses. TDS will, at its expense, request brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by such persons.

 FINANCIAL AND OTHER INFORMATION

        We will furnish you or any shareholder as of the record date without charge a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, including the financial statements and the schedules thereto, upon written or oral request, and will provide copies of the exhibits to any such documents upon payment of a reasonable fee which shall not exceed our reasonable expenses incurred to do so. Requests for such materials should be directed to Investor Relations, Telephone and Data Systems, Inc., 30 North LaSalle Street, 40th Floor, Chicago, Illinois 60602, telephone (312) 630-1900.

        In addition, to the extent that, as permitted by SEC rules, TDS delivers only one copy of an annual report to shareholders, proxy statement or notice of internet availability of proxy materials to an address that is shared by separate persons who are shareholders (addressed to such shareholders as a group), TDS shall deliver promptly additional copies of any of such documents to any shareholder located at such shared address upon written or oral request by such shareholder.

OTHER BUSINESS

        It is not anticipated that any action will be asked of the shareholders other than those set forth above, but if other matters are properly brought before the annual meeting, the persons named in the proxy will vote in accordance with their best judgment.

By order of the Board of Directors

Kevin C. Gallagher Vice President and Corporate Secretary

        All shareholders are urged to sign, date and mail their proxy card(s) promptly or vote on the Internet in accordance with the instructions set forth on the proxy card(s)

<STOCK#> Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 016J9B 4 2 A V + Annual Meeting Proxy Card - Common Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + A 01 - C. A. Davis 04 - H. S. Wander 02 - C. D. O’Leary 03 - G. L. Sugarman For Withhold For Withhold For Withhold B Change of Address — Please print new address below. Proposals — The Board of Directors recommends a vote FOR its nominees listed below, FOR Proposal 2 and AGAINST Proposal 3. 1. Election of Directors: For Against Abstain 2. Ratify Accountants for 2010. 4. In accordance with their discretion, to vote upon all other matters that may properly come before the Annual Meeting and any adjournment, postponement, continuation or rescheduling thereof, including matters incidental to the conduct of the meeting. For Against Abstain 3. Shareholder proposal related to calling of meetings by shareholders. 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 0 2 5 3 3 1 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 1234 5678 9012 345 IF YOU HAVE NOT VOTED VIA THE INTERNET, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Electronic Voting Instructions You can vote by Internet! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose the voting method outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet must be received by 1:00 a.m., Central Time, on May 26, 2010. Vote by Internet • Log on to the Internet and go to www.investorvote.com • Follow the steps outlined on the secured website.

Proxy for Common Shares Solicited on Behalf of the Board of Directors for the Annual Meeting of the Shareholders of TELEPHONE AND DATA SYSTEMS, INC. To Be Held May 26, 2010 The undersigned hereby appoints Walter C.D. Carlson and LeRoy T. Carlson, Jr., or either of them acting in the absence of the other, with power of substitution, attorneys and proxies for and in the name and place of the undersigned, to vote the number of Common Shares that the undersigned would be entitled to vote if then personally present at the 2010 Annual Meeting of the Shareholders of Telephone and Data Systems, Inc., to be held on Wednesday, May 26, 2010, or at any adjournment, postponement, continuation or rescheduling thereof, as set forth in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement. The undersigned hereby revokes any and all other proxies heretofore given by the undersigned to vote at such 2010 Annual Meeting of Shareholders and any adjournment, postponement, continuation or rescheduling thereof. The Board of Directors recommends a vote “FOR” its nominees in Proposal 1, “FOR” Proposal 2 and “AGAINST” Proposal 3. This proxy, when properly executed, will be voted in the manner directed on the reverse side hereof. If no direction is made, this proxy will be voted “FOR” the nominees in Proposal 1, “FOR” Proposal 2 (which has been proposed by the Board of Directors) and “AGAINST” Proposal 3 (which has been proposed by a shareholder). If a nominee is unable to serve or for good cause will not serve, the persons named in this proxy shall have discretionary authority to vote for a substitute nominee if one is designated by the Board of Directors (unless authority to vote for nominees has been withheld). Whether or not you are able to attend the Annual Meeting of Shareholders, it is important that your shares be represented. Accordingly, please complete and sign the proxy card, and mail the card in the enclosed postage paid envelope addressed to Telephone and Data Systems, Inc., c/o Computershare Investor Services LLC. If “401K” is indicated next to the share amount on the reverse side, this is a ballot for voting the shares of Telephone and Data Systems, Inc. stock allocated to your TDS Tax-Deferred Savings Plan (“401(k) Plan”) account. Indicate your voting instructions for the proposal on the ballot, sign and date it, and return it in the envelope provided. Your ballot must be received on or before May 24, 2010 in order to be counted. Your voting instructions will be kept confidential. If you properly sign and return your ballot, The Bank of New York Mellon Corporation, as Trustee of the 401(k) Plan, will vote your shares according to your instructions. If this voting instruction card is not properly completed and signed, or if it is not timely received by the designated tabulator, shares allocated to your account for the TDS 401(k) Plan will be voted as directed by the Investment Management Committee for the TDS 401(k) Plan, which shall act in the best interest of the Plan participants. (Continued and to be signed on Reverse Side) Proxy - Telephone and Data Systems, Inc. The proxy statement and annual report to shareholders are available at www.teldta.com/proxyvote. IF YOU HAVE NOT VOTED VIA THE INTERNET, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

<STOCK#> Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 016JBB 4 0 A V + Annual Meeting Proxy Card - Special Common Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + A Proposal — The Board of Directors recommends a vote FOR its nominees listed below. 01 - C. A. Davis 04 - H. S. Wander 02 - C. D. O’Leary 03 - G. L. Sugarman 1. Election of Directors: For Withhold For Withhold For Withhold B Change of Address — Please print new address below. 2. In accordance with their discretion, to vote upon all other matters that may properly come before the Annual Meeting and any adjournment, postponement, continuation or rescheduling thereof, including matters incidental to the conduct of the meeting. 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 0 2 5 3 3 1 3 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 1234 5678 9012 345 IF YOU HAVE NOT VOTED VIA THE INTERNET, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Electronic Voting Instructions You can vote by Internet! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose the voting method outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet must be received by 1:00 a.m., Central Time, on May 26, 2010. Vote by Internet • Log on to the Internet and go to www.investorvote.com • Follow the steps outlined on the secured website.

Proxy for Special Common Shares Solicited on Behalf of the Board of Directors for the Annual Meeting of the Shareholders of TELEPHONE AND DATA SYSTEMS, INC. To Be Held May 26, 2010 The undersigned hereby appoints Walter C.D. Carlson and LeRoy T. Carlson, Jr., or either of them acting in the absence of the other, with power of substitution, attorneys and proxies for and in the name and place of the undersigned, to vote the number of Special Common Shares that the undersigned would be entitled to vote if then personally present at the 2010 Annual Meeting of the Shareholders of Telephone and Data Systems, Inc., to be held on Wednesday, May 26, 2010, or at any adjournment, postponement, continuation or rescheduling thereof, as set forth in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement. The undersigned hereby revokes any and all other proxies heretofore given by the undersigned to vote at such 2010 Annual Meeting of Shareholders and any adjournment, postponement, continuation or rescheduling thereof. The Board of Directors recommends a vote “FOR” its nominees in Proposal 1. This proxy, when properly executed, will be voted in the manner directed on the reverse side hereof. If no direction is made, this proxy will be voted “FOR” the nominees in Proposal 1. If a nominee is unable to serve or for good cause will not serve, the persons named in this proxy shall have discretionary authority to vote for a substitute nominee if one is designated by the Board of Directors (unless authority to vote for nominees has been withheld). Whether or not you are able to attend the Annual Meeting of Shareholders, it is important that your shares be represented. Accordingly, please complete and sign the proxy card, and mail the card in the enclosed postage paid envelope addressed to Telephone and Data Systems, Inc., c/o Computershare Investor Services LLC. If “401K” is indicated next to the share amount on the reverse side, this is a ballot for voting the shares of Telephone and Data Systems, Inc. stock allocated to your TDS Tax-Deferred Savings Plan (“401(k) Plan”) account. Indicate your voting instructions for the proposal on the ballot, sign and date it, and return it in the envelope provided. Your ballot must be received on or before May 24, 2010 in order to be counted. Your voting instructions will be kept confidential. If you properly sign and return your ballot, The Bank of New York Mellon Corporation, as Trustee of the 401(k) Plan, will vote your shares according to your instructions. If this voting instruction card is not properly completed and signed, or if it is not timely received by the designated tabulator, shares allocated to your account for the TDS 401(k) Plan will be voted as directed by the Investment Management Committee for the TDS 401(k) Plan, which shall act in the best interest of the Plan participants. (Continued and to be signed on Reverse Side) Proxy - Telephone and Data Systems, Inc. The proxy statement and annual report to shareholders are available at www.teldta.com/proxyvote. IF YOU HAVE NOT VOTED VIA THE INTERNET, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

<STOCK#> Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 016JDB 8 2 A V + Annual Meeting Proxy Card - Series A Common Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR its nominees listed below, FOR Proposal 2 and AGAINST Proposal 3. Change of Address — Please print new address below. 01 - L. T. Carlson, Jr. 04 - W. C. D. Carlson 07 - G. W. Off 02 - L. G. Carlson 05 - K.R. Meyers 08 - M. H. Saranow 03 - P. E. Carlson 06 - D. C. Nebergall 1. Election of Directors: For Withhold For Withhold For Withhold For Against Abstain 2. Ratify Accountants for 2010. 4. In accordance with their discretion, to vote upon all other matters that may properly come before the Annual Meeting and any adjournment, postponement, continuation or rescheduling thereof, including matters incidental to the conduct of the meeting. For Against Abstain 3. Shareholder proposal related to calling of meetings by shareholders. 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 0 2 5 3 3 1 5 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 1234 5678 9012 345 IF YOU HAVE NOT VOTED VIA THE INTERNET, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Electronic Voting Instructions You can vote by Internet! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose the voting method outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet must be received by 1:00 a.m., Central Time, on May 26, 2010. Vote by Internet • Log on to the Internet and go to www.investorvote.com • Follow the steps outlined on the secured website.

Proxy for Series A Common Shares Solicited on Behalf of the Board of Directors for the Annual Meeting of the Shareholders of TELEPHONE AND DATA SYSTEMS, INC. To Be Held May 26, 2010 The undersigned hereby appoints Walter C.D. Carlson and LeRoy T. Carlson, Jr., or either of them acting in the absence of the other, with power of substitution, attorneys and proxies for and in the name and place of the undersigned, to vote the number of Series A Common Shares that the undersigned would be entitled to vote if then personally present at the 2010 Annual Meeting of the Shareholders of Telephone and Data Systems, Inc., to be held on Wednesday, May 26, 2010, or at any adjournment, postponement, continuation or rescheduling thereof, as set forth in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement. The undersigned hereby revokes any and all other proxies heretofore given by the undersigned to vote at such 2010 Annual Meeting of Shareholders and any adjournment, postponement, continuation or rescheduling thereof. The Board of Directors recommends a vote “FOR” its nominees in Proposal 1, “FOR” Proposal 2 and “AGAINST” Proposal 3. This proxy, when properly executed, will be voted in the manner directed on the reverse side hereof. If no direction is made, this proxy will be voted “FOR” the nominees in Proposal 1, “FOR” Proposal 2 (which has been proposed by the Board of Directors) and “AGAINST” Proposal 3 (which has been proposed by a shareholder). If a nominee is unable to serve or for good cause will not serve, the persons named in this proxy shall have discretionary authority to vote for a substitute nominee if one is designated by the Board of Directors (unless authority to vote for nominees has been withheld). Whether or not you are able to attend the Annual Meeting of Shareholders, it is important that your shares be represented. Accordingly, please complete and sign the proxy card, and mail the card in the enclosed postage paid envelope addressed to Telephone and Data Systems, Inc., c/o Computershare Investor Services LLC. (Continued and to be signed on Reverse Side) Proxy - Telephone and Data Systems, Inc. The proxy statement and annual report to shareholders are available at www.teldta.com/proxyvote. IF YOU HAVE NOT VOTED VIA THE INTERNET, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

<STOCK#> Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 016JFB 8 2 A V + Annual Meeting Proxy Card - Preferred Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. B Non-Voting Items Change of Address — Please print new address below. + A Proposals — The Board of Directors recommends a vote FOR its nominees listed below, FOR Proposal 2 and AGAINST Proposal 3. 1. Election of Directors: 4. In accordance with their discretion, to vote upon all other matters that may properly come before the Annual Meeting and any adjournment, postponement, continuation or rescheduling thereof, including matters incidental to the conduct of the meeting. 01 - L. T. Carlson, Jr. 04 - W. C. D. Carlson 07 - G. W. Off 02 - L. G. Carlson 05 - K.R. Meyers 08 - M. H. Saranow 03 - P. E. Carlson 06 - D. C. Nebergall For Withhold For Withhold For Withhold For Against Abstain 2. Ratify Accountants for 2010. For Against Abstain 3. Shareholder proposal related to calling of meetings by shareholders. 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 0 2 5 3 3 1 7 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 1234 5678 9012 345 IF YOU HAVE NOT VOTED VIA THE INTERNET, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Electronic Voting Instructions You can vote by Internet! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose the voting method outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet must be received by 1:00 a.m., Central Time, on May 26, 2010. Vote by Internet • Log on to the Internet and go to www.investorvote.com • Follow the steps outlined on the secured website.

Proxy for Preferred Shares Solicited on Behalf of the Board of Directors for the Annual Meeting of the Shareholders of TELEPHONE AND DATA SYSTEMS, INC. To Be Held May 26, 2010 The undersigned hereby appoints Walter C.D. Carlson and LeRoy T. Carlson, Jr., or either of them acting in the absence of the other, with power of substitution, attorneys and proxies for and in the name and place of the undersigned, to vote the number of Preferred Shares that the undersigned would be entitled to vote if then personally present at the 2010 Annual Meeting of the Shareholders of Telephone and Data Systems, Inc., to be held on Wednesday, May 26, 2010, or at any adjournment, postponement, continuation or rescheduling thereof, as set forth in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement. The undersigned hereby revokes any and all other proxies heretofore given by the undersigned to vote at such 2010 Annual Meeting of Shareholders and any adjournment, postponement, continuation or rescheduling thereof. The Board of Directors recommends a vote “FOR” its nominees in Proposal 1, “FOR” Proposal 2 and “AGAINST” Proposal 3. This proxy, when properly executed, will be voted in the manner directed on the reverse side hereof. If no direction is made, this proxy will be voted “FOR” the nominees in Proposal 1, “FOR” Proposal 2 (which has been proposed by the Board of Directors) and “AGAINST” Proposal 3 (which has been proposed by a shareholder). If a nominee is unable to serve or for good cause will not serve, the persons named in this proxy shall have discretionary authority to vote for a substitute nominee designated by the Board of Directors (unless authority to vote for nominees has been withheld). Whether or not you are able to attend the Annual Meeting of Shareholders, it is important that your shares be represented. Accordingly, please complete and sign the proxy card, and mail the card in the enclosed postage paid envelope addressed to Telephone and Data Systems, Inc., c/o Computershare Investor Services LLC. (Continued and to be signed on Reverse Side) Proxy - Telephone and Data Systems, Inc. The proxy statement and annual report to shareholders are available at www.teldta.com/proxyvote. IF YOU HAVE NOT VOTED VIA THE INTERNET, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT AND IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 26, 2010
SUMMARY
VOTING INFORMATION
PROPOSAL 1 ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
PROPOSAL 2 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FEES PAID TO PRINCIPAL ACCOUNTANTS
AUDIT COMMITTEE REPORT
EXECUTIVE OFFICERS
EXECUTIVE AND DIRECTOR COMPENSATION
Compensation Discussion And Analysis
Compensation Committee Report
Risks from Compensation Policies and Practices
Compensation Tables
Summary Compensation Table
Grants of Plan-Based Awards
Option Exercises And Stock Vested
Nonqualified Deferred Compensation
Director Compensation
Compensation Committee Interlocks and Insider Participation
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL 3 SHAREHOLDER PROPOSAL THAT IS OPPOSED BY THE BOARD OF DIRECTORS
"Special Shareowner Meetings
SHAREHOLDER PROPOSALS FOR 2011 ANNUAL MEETING
SOLICITATION OF PROXIES
FINANCIAL AND OTHER INFORMATION
OTHER BUSINESS